UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2015	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Income Trust, Inc. (“BKT”) approved the reorganizations of BKT and BNA into the Trust, with the Trust continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the shareholders of the Trust and BNA approved the reorganization of BNA into the Trust, which was completed on November 10, 2014. The reorganization of BKT into the Trust was not approved by BKT shareholders.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($12.63)[1]	7.17%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of August 31, 2015[3]	28%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on October 1, 2015, was decreased to $0.0710 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BHK[1]	0.35%	1.62%
Lipper Corporate BBB-Rated Debt Funds (Leveraged)[2]	(2.76)%	(1.31)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The main contributor to the Trust’s absolute performance was its overweight positions in asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), and other structured products. Other contributors included long U.S. dollar exposure and positions in agency mortgage-backed securities (“MBS”).

•

The main detractor from performance was the Trust’s positioning with respect to duration (interest rate sensitivity) and the yield curve. The Trust’s exposure to emerging market debt also detracted from performance.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced allocations in investment grade and high yield corporate credit, while increasing allocations in ABS, CMBS and other structured products. The Trust favored collateralized loan obligations within its ABS exposure. The Trust slightly increased its allocation to government securities, while remaining underweight in emerging market debt and credit securities.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained diversified exposure to non-government spread sectors including investment grade credit, high yield credit, CMBS, ABS and non-agency residential MBS. The Trust also held exposure to government-related sectors including U.S. Treasury securities, agency debt and agency MBS. The Trust ended the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Core Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$12.63	$13.64	(7.40)%	$14.03	$12.52
Net Asset Value	$14.29	$15.24	(6.23)%	$15.39	$14.19

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/15	8/31/14[1]
Corporate Bonds	49%	55%
Non-Agency Mortgage-Backed Securities	12	10
Asset-Backed Securities	11	5
Preferred Securities	10	8
U.S. Government Sponsored Agency Securities	8	9
U.S. Treasury Obligations	6	10
Municipal Bonds	2	2
Foreign Agency Obligations	2	1
Short-Term Securities	1	—	[2]
Options Written	(1)	—
Other[3]	—	—

[1]	Information has been revised to conform to current year presentation.

[2]	Includes a less than 1% holding in Short-Term Securities.

[3]	Includes a less than 1% holding in each of the following investment types: Common Stocks and Options Purchased.

Credit Quality Allocation[4,5]	8/31/15	8/31/14
AAA/Aaa[6]	18%	24%
AA/Aa	7	7
A	18	18
BBB/Baa	33	28
BB/Ba	13	13
B	7	7
CCC/Caa	1	1
N/R	3	2

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Short-Term Securities, Options Purchased and Options Written.

[6]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2015	5

Trust Summary as of August 31, 2015	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade or, if unrated, are considered by the Investment Advisor to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($9.97)[1]	8.43%
Current Monthly Distribution per Common Share[2]	$0.0700
Current Annualized Distribution per Common Share[2]	$0.8400
Economic Leverage as of August 31, 2015[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
HYT[1]	(9.96)%	(2.40)%[4]
Lipper High Yield Funds (Leveraged)[2]	(12.17)%	(5.11)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The high yield market traded lower for the 12-month period, largely a function of weak performance across energy and commodity-linked issues as the supply/demand environment remained challenging. An increase in global macro risks and volatility put additional pressure on the market.

•

The Trust’s exposure to the energy sector was the leading detractor as the price of oil finished the period significantly lower, from about $100 a barrel at the beginning of the period to below $50 a barrel at the end of the period. This led to declines in energy-related high-yield issues. Holdings within metals & mining also detracted as those commodities came under pressure in the face of slower growth prospects. The Trust’s use of leverage acted to magnify losses in both sectors. Positioning in the transportation services and gaming sectors was an additional detractor from results. Finally, exposure to the equity of high yield companies detracted from returns as well.

•

The Trust’s selection in the health care and building materials sectors added to returns. Further, the Trust’s allocation to floating-rate high yield loans contributed positively to performance, as that segment rose modestly.

•

A derivative strategy commonly used by the Trust is to assume short positions in equity futures in order to reduce overall risk in the portfolio and manage the volatility of its equity holdings. On balance, those positions detracted given the marginally positive performance of the overall equity market during the period. Indexed exposure to high yield credit default swaps also detracted from results.

Describe recent portfolio activity.

•

The Trust’s positioning grew increasingly cautious over the period as sector-specific commodity risks remained elevated and investor uncertainty mounted due to uncertainties around Greece, China’s equity markets, the renminbi devaluation, U.S. Federal Reserve policy, and global growth. The Trust increased its exposure to equity derivatives during the period, resulting in a net short position in equities by period end. In addition, the Trust increased its holdings in more liquid high yield positions, such as its allocation to high yield index ETFs. Finally, the Trust selectively added to names in the health care and pharmaceuticals sectors during the period, while reducing exposure to gaming.

Describe portfolio positioning at period end.

•

At period end, the Trust held the majority of its total portfolio in corporate bonds, with the next significant allocation in floating rate loan interests (bank loans). The Trust also held a modest percentage in common stocks, which was viewed as presenting a better risk/reward profile than CCC-rated bonds, and was hedged with equity futures. Across the rating spectrum, the Trust’s highest concentration was to B-rated securities, where the investment advisor sees more value overall. The Trust also invested in catalyst driven CCC and high quality BB rated issues. The Trust was broadly diversified with holdings in more than 450 companies, while the top 25 highest conviction holdings represented about one-third of the overall portfolio. The largest individual positions included HD Supply, Inc. (building materials), Valeant Pharmaceuticals International, Inc., and First Data Corp. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Corporate High Yield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$9.97	$12.07	(17.40)%	$12.10	$9.16
Net Asset Value	$12.06	$13.47	(10.47)%	$13.47	$11.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/15		8/31/14[1]
Corporate Bonds	79%		75%
Floating Rate Loan Interests	9		12
Preferred Securities	5		3
Common Stocks	5		9
Asset-Backed Securities	2		1
Other	—	[2]	—	[3]

[1]	Information has been revised to conform to current year presentation.

[2]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Warrants, Other Interests and Options Purchased.

[3]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities and Options Purchased.

Credit Quality Allocation[4,5]	8/31/15	8/31/14
A	1%	—	[6]
BBB/Baa	6	4%
BB/Ba	37	33
B	40	38
CCC/Caa	8	13
N/R	8	12

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Options Purchased.

[6]	Representing less than 0.5% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2015	7

Trust Summary as of August 31, 2015	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Core Bond Trust (“BHK”) approved the reorganizations of the Trust and BNA into BHK, with BHK continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the reorganization of the Trust into BHK was not approved by BKT shareholders.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($6.30)[1]	5.90%
Current Monthly Distribution per Common Share[2]	$0.0310
Current Annualized Distribution per Common Share[2]	$0.3720
Economic Leverage as of August 31, 2015[3]	28%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BKT[1]	4.35%	3.56%
Lipper US Mortgage Funds[2]	(0.12)%	2.91%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest contributor to performance was the Trust’s exposure to agency collateralized mortgage obligations (“CMOs”) that offered attractive income and characteristics designed to protect against prepayments. In addition, the Trust’s long-maturity CMO positions outperformed shorter maturities as yields declined on the long end of the curve.

•

The Trust’s positioning with respect to duration (and corresponding interest rate sensitivity) detracted from performance, as an anticipated Federal Reserve rate increase in the second half of the period did not occur.

•

The Trust uses interest rate derivatives, including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity (the rate at which duration changes in response to interest rate movements) and yield curve positioning. During the period, the Trust held short positions on U.S. Treasuries in order to manage the duration profile of the portfolio, with no significant impact on the performance of the Trust.

Describe recent portfolio activity.

•

During the 12-month period, the Trust marginally decreased overall exposure to agency mortgage-backed securities (“MBS”), with most of the reduction coming from the allocation to 30-year pass-throughs. The majority of the Trust’s coupon positioning was in securities with coupons of 4.5% and higher, with CMOs held in lieu of securities with lower coupons. The Trust also reduced its exposure to non-agency residential MBS (“RMBS”) during the second half of the period.

Describe portfolio positioning at period end.

•

As of period end, the Trust continued to be overweight in agency CMOs and maintained exposure to 30-year MBS, with a focus on higher-coupon securities. The Trust was maintaining a reduced allocation to non-agency RMBS and commercial MBS. Overall duration was essentially neutral with respect to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Income Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$6.30	$6.42	(1.87)%	$6.52	$6.02
Net Asset Value	$7.08	$7.27	(2.61)%	$7.27	$7.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/15	8/31/14[1]
U.S. Government Sponsored Agency Securities	98%	103%
U.S. Treasury Obligations	2	1
Non-Agency Mortgage-Backed Securities	1	2
Short-Term Securities	4	1
Asset-Backed Securities	— [2]	1
TBA Sale Commitments	(5)	(8)
Borrowed Bonds[2]	—	—

[1]	Information has been revised to conform to current year presentation.

[2]	Representing less than 0.5% of the Trust’s total investments.

Credit Quality Allocation[3,4]	8/31/15	8/31/14[1]
AAA/Aaa[5]	100%	97%
AA	—	1
NR	—	2

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Money Market Funds.

[5]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2015	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on the Trusts’ longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of a Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Trust’s obligations under their respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence a Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trusts’ shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit the Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to common shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 14.7%
ALM VI Ltd., Series 2012-6A, Class B2R, 3.09%, 7/15/26 (a)(b)	USD	1,000	$1,000,000
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17		423	424,968
AMMC CLO IX Ltd., Series 2011-9A, Class D, 4.79%, 1/15/22 (a)(b)		2,000	1,999,949
Apidos CDO, Series 2012-9AR, Class DR, 4.19%, 7/15/23 (a)(b)		1,400	1,400,000
Apidos CDO XI, Series 2012-11A, Class D, 4.54%, 1/17/23 (a)(b)		1,200	1,199,666
Apidos CLO XIX, Series 2014-19A, Class D, 4.04%, 10/17/26 (a)(b)		1,000	975,800
Ares CLO Ltd., Series 2014-32A, Class C, 4.47%, 11/15/25 (a)(b)		1,250	1,242,153
Ares XXIII CLO Ltd., Series 2012-1AR (a)(b):
Class CR, 3.49%, 4/19/23		4,000	4,000,730
Class DR, 4.44%, 4/19/23		3,000	2,999,745
Atrium CDO Corp., Series 9A, Class D, 3.79%, 2/28/24 (a)(b)		1,500	1,451,753
Babson CLO Ltd. (a):
Series 2012-1X, Class B, 2.67%, 4/15/22		1,000	990,797
Series 2014-3A, Class C1, 3.29%, 1/15/26 (b)		2,000	1,997,000
Series 2014-3A, Class D1, 3.79%, 1/15/26 (b)		1,500	1,425,000
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.19%, 10/17/26 (a)(b)		2,000	1,939,028
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.54%, 1/20/26 (a)(b)		1,000	925,935
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class C, 3.39%, 10/20/26 (a)(b)		1,500	1,479,375
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.28%, 11/23/25 (a)(b)		3,000	2,992,765
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		420	421,832
Class C, 2.20%, 10/16/17		250	251,591
Class D, 3.09%, 8/15/18		315	317,774
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,279,140
CIFC Funding 2014-IV Ltd., Series 2014-4A, Class D, 3.69%, 10/17/26 (a)(b)		2,000	1,888,424
CIFC Funding 2014-V Ltd., Series 2014-5A (a)(b):
Class C, 3.64%, 1/17/27		555	554,237
Class D2, 4.79%, 1/17/27		555	555,429
CIFC Funding 2015-1 Ltd., Series 2015-1A, Class C, 3.27%, 1/22/27 (a)(b)		1,000	983,781
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.46%, 8/14/24		1,500	1,499,906
Series 2013-IA, Class B, 3.10%, 4/16/25		1,000	984,877
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.35%, 1/25/37 (a)		699	662,204
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		3,995	4,020,517
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.09%, 10/15/26 (a)(b)	USD	2,000	$1,963,348
Ford Credit Floorplan Master Owner Trust, Series 2012-2:
Class B, 2.32%, 1/15/19		490	496,706
Class C, 2.86%, 1/15/19		210	214,415
Class D, 3.50%, 1/15/19		400	409,281
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.29%, 10/15/26 (a)(b)		775	758,708
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.89%, 4/15/25 (a)(b)		1,000	979,227
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.79%, 10/29/26 (a)(b)		1,000	959,983
Highbridge Loan Management 4-2015 Ltd., Series 5A-2015, Class C1, 3.49%, 1/29/26 (a)(b)		4,000	3,933,000
Limerock CLO III LLC, Series 2014-3A, Class C, 3.89%, 10/20/26 (a)(b)		4,500	4,365,620
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.17%, 8/15/22 (a)(b)		1,200	1,196,930
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.55%, 1/27/26 (a)(b)		1,800	1,803,600
Nelnet Student Loan Trust (a):
Series 2006-1, Class A5, 0.44%, 8/23/27		1,050	1,029,400
Series 2008-3, Class A4, 1.98%, 11/25/24		1,235	1,239,388
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.03%, 11/14/25 (a)(b)		2,250	2,142,629
Oaktree EIF II Series A1 Ltd., Series 2015-B1A, Class C, 3.42%, 2/15/26 (a)(b)		1,000	976,281
Oaktree EIF II Series A2 Ltd., Series 2014-A2, Class C, 3.47%, 11/15/25 (a)(b)		2,250	2,211,331
Octagon Investment Partners XX Ltd., Series 2014-1A (a)(b):
Class C, 3.11%, 8/12/26		750	730,108
Class D, 3.96%, 8/12/26		1,000	961,037
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 3.93%, 11/14/26 (a)(b)		2,000	1,919,656
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class C1, 3.55%, 11/22/25 (a)(b)		2,000	1,977,670
OneMain Financial Issuance Trust (b):
Series 2015-1A, Class D, 6.63%, 3/18/26		5,575	5,742,083
Series 2015-2A, Class C, 4.32%, 7/18/25		5,000	4,999,850
Series 2015-2A, Class D, 5.64%, 7/18/25		2,500	2,499,475
OZLM Funding III Ltd., Series 2013-3A (a)(b):
Class B, 3.40%, 1/22/25		1,500	1,499,699
Class C, 4.20%, 1/22/25		500	494,626
OZLM VII Ltd., Series 2014-7A, Class C, 3.89%, 7/17/26 (a)(b)		470	442,586
OZLM VIII Ltd., Series 2014-8A, Class C, 3.79%, 10/17/26 (a)(b)		1,750	1,663,650
Regatta V Funding Ltd., Series 2014-1A, Class C, 3.75%, 10/25/26 (a)(b)		2,000	1,859,069

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	NZD	New Zealand Dollar
ADS	American Depositary Shares	GO	General Obligation Bonds	OTC	Over-the-Counter
AUD	Australian Dollar	JPY	Japanese Yen	PIK	Payment-In-Kind
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate	RB	Revenue Bonds
CLO DIP	Collateralized Loan Obligation Debtor-In-Possession	LIFFE	London International Financial Futures and Options Exchange	S&P TBA	Standard and Poor’s To Be Announced
EUR	Euro	NYSE	New York Stock Exchange	USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	11

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17	USD	172	$172,853
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.74%, 10/15/26 (a)(b)		2,250	1,969,962
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.49%, 6/15/21 (a)		138	137,333
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.60%, 8/15/25 (a)(b)		230	230,680
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.60%, 1/25/18 (a)		270	270,088
Series 2008-5, Class A4, 2.00%, 7/25/23 (a)		1,245	1,253,952
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		690	724,468
Series 2014-A, Class B, 3.50%, 11/15/44 (b)		500	491,693
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		33	34,096
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (a)(b)		1,500	1,433,257
Steele Creek CLO 2014-1 Ltd., Series 2014-1A, Class C, 3.53%, 8/21/26 (a)(b)		2,500	2,485,250
Stewart Park CLO Ltd. 2015-1, Series 2015-1A, Class D, 3.72%, 4/15/26 (a)(b)		1,000	969,150
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		899	894,735
Symphony CLO Ltd., Series 2012-10AR, Class DR, 4.14%, 7/23/23 (a)(b)		1,000	994,756
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.89%, 7/28/21 (a)(b)		1,500	1,488,259
Venture CDO Ltd., 3.27%, 10/15/26 (a)(b)		1,550	1,531,512
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.59%, 1/15/27 (a)(b)		555	555,000
Voya CLO Ltd. (a)(b):
Series 2012-2AR, Class CR, 3.24%, 10/15/22		1,500	1,500,270
Series 2014-3A, Class C, 3.90%, 7/25/26		1,750	1,659,798
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		2,360	2,461,046

			113,591,890
Interest Only Asset-Backed Securities – 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)		4,005	275,359
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)		8,894	597,589

			872,948
Total Asset-Backed Securities — 14.8%			114,464,838

Corporate Bonds
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		460	487,025
United Technologies Corp., 6.13%, 7/15/38 (c)		1,450	1,760,320

			2,247,345
Airlines — 2.2%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 9/15/24 (b)		2,000	1,935,000
American Airlines Pass-Through Trust, Series 2013-2:
Class A, 4.95%, 7/15/24 (c)		4,088	4,354,088
Class B, 5.60%, 1/15/22 (b)		908	933,116
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		671	698,084
Series 2012-3, Class C, 6.13%, 4/29/18		1,000	1,037,500
Corporate Bonds		Par (000)	Value
Airlines (concluded)
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27	USD	3,808	$3,927,897
Series 2014-2, Class B, 4.63%, 3/03/24		2,750	2,750,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,313	1,318,618

			16,954,303
Auto Components — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		182	181,090
4.88%, 3/15/19		2,660	2,694,580
6.00%, 8/01/20		1,671	1,729,234
5.88%, 2/01/22		1,578	1,594,175

			6,199,079
Automobiles — 1.1%
Ford Motor Co., 4.75%, 1/15/43 (c)		4,255	4,045,786
General Motors Co., 6.25%, 10/02/43		2,506	2,683,928
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (b)		1,500	1,502,820

			8,232,534
Banks — 4.6%
Barclays Bank PLC, 7.63%, 11/21/22		3,500	3,990,000
Barclays PLC, 3.65%, 3/16/25		4,320	4,103,568
CIT Group, Inc.:
5.50%, 2/15/19 (b)		796	836,795
5.38%, 5/15/20		3,300	3,448,500
Depfa ACS Bank, 5.13%, 3/16/37 (b)		7,925	9,756,468
HSBC Holdings PLC:
4.25%, 3/14/24 (c)		2,020	2,024,256
6.10%, 1/14/42		610	755,151
Rabobank Nederland (c):
3.88%, 2/08/22		2,780	2,907,913
3.95%, 11/09/22		3,000	2,992,848
Santander Holdings USA, Inc., 4.50%, 7/17/25		2,000	2,005,360
Wells Fargo & Co., 3.50%, 3/08/22 (c)		2,780	2,854,993

			35,675,852
Capital Markets — 2.1%
CDP Financial, Inc., 5.60%, 11/25/39 (b)(c)		5,890	7,227,719
The Goldman Sachs Group, Inc., 3.75%, 5/22/25 (c)		8,965	8,929,902

			16,157,621
Chemicals — 0.9%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (b)		302	323,110
Axiall Corp., 4.88%, 5/15/23		304	294,880
Chemours Co., 6.63%, 5/15/23 (b)		116	100,920
The Dow Chemical Co., 4.13%, 11/15/21		700	726,425
Huntsman International LLC, 4.88%, 11/15/20		595	583,100
Methanex Corp., 3.25%, 12/15/19		4,148	4,165,057
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		322	339,510

			6,533,002
Commercial Services & Supplies — 1.1%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		491	508,185
Aviation Capital Group Corp. (b):
4.63%, 1/31/18		1,300	1,335,750
7.13%, 10/15/20		1,800	2,108,250
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		325	290,875
Mobile Mini, Inc., 7.88%, 12/01/20		1,640	1,709,700

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
The ADT Corp., 4.88%, 7/15/42	USD	1,078	$840,840
United Rentals North America, Inc.:
7.38%, 5/15/20		770	817,163
7.63%, 4/15/22		907	977,292

			8,588,055
Construction & Engineering — 0.7%
ABB Finance USA, Inc., 4.38%, 5/08/42		386	378,569
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		192	181,440
ITR Concession Co. LLC, 4.20%, 7/15/25 (b)		4,000	4,014,664
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		335	341,663

			4,916,336
Construction Materials — 0.6%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		894	916,350
HD Supply, Inc.:
7.50%, 7/15/20		3,088	3,296,440
5.25%, 12/15/21 (b)		170	174,675
Lafarge SA, 7.13%, 7/15/36		270	326,271

			4,713,736
Consumer Finance — 2.3%
Ally Financial, Inc.:
5.50%, 2/15/17		3,000	3,098,100
6.25%, 12/01/17		320	340,800
8.00%, 3/15/20		900	1,053,000
8.00%, 11/01/31		600	710,382
Capital One Financial Corp., 4.75%, 7/15/21 (c)		1,935	2,071,092
Corivas Campus Living USG LLC, 5.30%, 7/01/50		5,700	5,716,325
Ford Motor Credit Co. LLC:
8.13%, 1/15/20		1,530	1,829,193
4.25%, 9/20/22		1,600	1,650,498
SLM Corp., 6.25%, 1/25/16		1,312	1,321,840

			17,791,230
Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		182	189,508
Sealed Air Corp., 6.50%, 12/01/20 (b)		1,100	1,218,250
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		820	855,875

			2,263,633
Diversified Consumer Services — 0.2%
APX Group, Inc., 6.38%, 12/01/19		535	519,619
Service Corp. International, 4.50%, 11/15/20		1,240	1,271,000

			1,790,619
Diversified Financial Services — 6.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21		170	175,738
Aircastle Ltd., 6.25%, 12/01/19		1,413	1,533,105
Bank of America Corp. (c):
5.63%, 7/01/20		2,200	2,471,097
3.30%, 1/11/23		10,000	9,855,300
Series L, 3.95%, 4/21/25		2,475	2,395,887
FMR LLC, 4.95%, 2/01/33 (b)(c)		2,300	2,428,777
General Electric Capital Corp.:
6.75%, 3/15/32 (c)		2,500	3,278,725
6.15%, 8/07/37 (c)		2,150	2,657,112
6.88%, 1/10/39		135	181,430
General Motors Financial Co., Inc., 4.25%, 5/15/23		807	793,701
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		470	485,639
Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
International Lease Finance Corp., 8.25%, 12/15/20	USD	150	$177,750
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		2,290	2,238,347
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		1,975	1,930,957
Moody’s Corp., 4.50%, 9/01/22 (c)		1,800	1,911,494
Morgan Stanley, 4.00%, 7/23/25		905	923,667
MSCI, Inc., 5.75%, 8/15/25 (b)		125	127,500
Northern Trust Corp., 3.95%, 10/30/25 (c)		8,000	8,330,960
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		1,120	1,166,200
5.75%, 10/15/20		2,000	2,062,500
6.88%, 2/15/21		1,935	2,026,912

			47,152,798
Diversified Telecommunication Services — 3.0%
AT&T, Inc., 4.75%, 5/15/46		2,710	2,470,208
CenturyLink, Inc., Series V, 5.63%, 4/01/20		800	798,008
Level 3 Financing, Inc., 8.63%, 7/15/20		1,230	1,303,185
Telecom Italia Capital SA, 6.00%, 9/30/34		1,550	1,519,000
Verizon Communications, Inc. (c):
3.50%, 11/01/21		1,000	1,012,022
6.40%, 2/15/38		6,879	7,793,687
6.55%, 9/15/43		6,751	7,996,492
Windstream Corp.:
7.88%, 11/01/17		200	209,000
7.75%, 10/15/20		100	89,000
6.38%, 8/01/23		20	14,678

			23,205,280
Electric Utilities — 6.0%
Berkshire Hathaway Energy Co., 6.50%, 9/15/37 (c)		5,515	6,801,539
The Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	477,163
CMS Energy Corp., 5.05%, 3/15/22 (c)		1,832	1,991,652
ComEd Financing III, 6.35%, 3/15/33		300	313,177
Duke Energy Carolinas LLC:
6.10%, 6/01/37		640	787,013
6.00%, 1/15/38 (c)		1,675	2,072,350
4.25%, 12/15/41 (c)		750	750,975
Duke Energy Florida, Inc., 6.40%, 6/15/38 (c)		770	994,528
E.ON International Finance BV, 6.65%, 4/30/38 (b)		3,100	3,733,904
Electricite de France SA, 5.60%, 1/27/40 (b)(c)		2,800	3,182,038
Exelon Corp., 3.95%, 6/15/25		3,500	3,508,722
Florida Power Corp., 6.35%, 9/15/37		2,775	3,583,074
Jersey Central Power & Light Co., 7.35%, 2/01/19		490	564,392
Ohio Power Co., Series D, 6.60%, 3/01/33 (c)		3,000	3,772,875
PacifiCorp, 6.25%, 10/15/37 (c)		1,225	1,540,812
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37		2,550	3,285,920
Southern California Edison Co. (c):
5.63%, 2/01/36		1,300	1,519,967
Series A, 5.95%, 2/01/38		2,175	2,673,069
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (c)		3,920	4,795,332

			46,348,502
Energy Equipment & Services — 1.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		940	629,800
Enterprise Products Operating LLC, 6.13%, 10/15/39 (c)		1,400	1,455,392
EOG Resources, Inc., 2.63%, 3/15/23		3,800	3,600,717
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		142	133,480
6.75%, 8/01/22		85	82,450

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
GrafTech International Ltd., 6.38%, 11/15/20	USD	1,160	$916,400
MEG Energy Corp., 6.50%, 3/15/21 (b)		560	467,880
Peabody Energy Corp.:
6.00%, 11/15/18		2,507	833,577
6.25%, 11/15/21		2,483	651,788
Seadrill Ltd., 6.13%, 9/15/17 (b)		3,180	2,575,800

			11,347,284
Food & Staples Retailing — 0.1%
Rite Aid Corp.:
6.75%, 6/15/21		363	382,965
6.13%, 4/01/23 (b)		195	200,119

			583,084
Food Products — 0.2%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		677	717,055
Post Holdings, Inc. (b):
7.75%, 3/15/24		378	390,285
8.00%, 7/15/25		162	167,265
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)		338	350,675

			1,625,280
Health Care Equipment & Supplies — 0.0%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)		185	165,344
Health Care Providers & Services — 2.6%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		800	819,000
HCA, Inc.:
3.75%, 3/15/19		264	265,320
6.50%, 2/15/20		4,322	4,775,810
4.75%, 5/01/23		2,322	2,353,904
HealthSouth Corp., 5.75%, 11/01/24 (b)		122	123,696
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,609	1,743,754
6.00%, 10/01/20		1,244	1,331,080
4.50%, 4/01/21		766	769,830
4.38%, 10/01/21		3,530	3,530,000
8.13%, 4/01/22		2,317	2,566,077
UnitedHealth Group, Inc., 3.75%, 7/15/25		1,375	1,409,166

			19,687,637
Hotels, Restaurants & Leisure — 2.4%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		2,120	2,093,500
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		1,724	1,749,860
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,069	4,897,518
Series A4, 5.66%, 6/30/27		1,183	1,838,308
Series M, 7.40%, 3/28/24		3,000	4,626,518
Series N, 6.46%, 3/30/32		2,390	3,227,361

			18,433,065
Household Durables — 0.5%
Beazer Homes USA, Inc.:
6.63%, 4/15/18	USD	580	597,400
7.50%, 9/15/21		166	162,783
Standard Pacific Corp., 10.75%, 9/15/16		2,100	2,289,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		371	372,855
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		430	426,237
5.88%, 6/15/24		290	285,650

			4,133,925
Corporate Bonds		Par (000)	Value
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20	USD	400	$423,500
6.63%, 11/15/22		550	590,552

			1,014,052
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp. (b):
6.00%, 1/15/22		274	291,467
5.88%, 1/15/24		194	203,700
NRG REMA LLC, Series C, 9.68%, 7/02/26		1,537	1,567,740
QEP Resources, Inc., 5.25%, 5/01/23		73	63,160

			2,126,067
Industrial Conglomerates — 0.1%
Smiths Group PLC, 3.63%, 10/12/22 (b)		360	350,610
Insurance — 3.0%
American International Group, Inc., 3.75%, 7/10/25		3,380	3,394,903
AXA SA, 5.25%, 4/16/40 (a)	EUR	500	622,912
Five Corners Funding Trust, 4.42%, 11/15/23 (b)(c)	USD	2,050	2,125,315
Hartford Financial Services Group, Inc., 5.13%, 4/15/22		1,860	2,070,472
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (b)(c)		2,000	2,343,180
Lincoln National Corp., 3.35%, 3/09/25 (c)		1,045	1,010,954
MetLife, Inc., 6.40%, 12/15/36		7,000	7,691,250
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		680	710,600
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (a)	EUR	400	530,895
Prudential Financial, Inc. (c):
5.90%, 3/17/36	USD	500	572,173
5.70%, 12/14/36		1,625	1,803,462

			22,876,116
Internet Software & Services — 0.0%
Equinix, Inc., 4.88%, 4/01/20		173	176,893
IT Services — 0.6%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		420	414,750
First Data Corp. (b):
7.38%, 6/15/19		394	408,617
6.75%, 11/01/20		3,384	3,561,660
5.38%, 8/15/23		394	398,925

			4,783,952
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		500	484,344
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (b)(c)		2,150	2,456,375
Media — 5.4%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	491,969
AMC Networks, Inc.:
7.75%, 7/15/21		640	683,200
4.75%, 12/15/22		686	676,122
CCO Safari II LLC, 4.91%, 7/23/25 (b)		4,000	3,961,976
Cinemark USA, Inc., 5.13%, 12/15/22		350	350,000
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		4,980	5,114,077
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (c)		2,600	3,577,670
Comcast Corp. (c):
3.38%, 8/15/25		4,500	4,485,901
6.45%, 3/15/37		790	984,537
Cox Communications, Inc. (b):
6.95%, 6/01/38		1,000	1,106,111
8.38%, 3/01/39 (c)		3,475	4,307,582

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41	USD	520	$556,566
5.15%, 3/15/42		1,400	1,321,489
Gray Television, Inc., 7.50%, 10/01/20		506	523,229
iHeartCommunications, Inc.:
9.00%, 12/15/19		611	575,104
9.00%, 3/01/21		85	75,331
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)		1,000	971,900
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		700	616,000
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		2,000	1,945,176
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		218	231,080
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		637	649,740
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)		893	891,321
TCI Communications, Inc., 7.88%, 2/15/26 (c)		610	821,172
Time Warner, Inc.:
3.60%, 7/15/25 (c)		2,500	2,419,560
6.10%, 7/15/40		830	911,616
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)		505	518,888
Univision Communications, Inc., 5.13%, 5/15/23 (b)		2,306	2,271,410
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		711	728,775

			41,767,502
Metals & Mining — 2.2%
Alcoa, Inc., 5.40%, 4/15/21		2,900	2,987,000
ArcelorMittal, 6.13%, 6/01/18		770	800,800
Commercial Metals Co., 4.88%, 5/15/23		1,095	969,075
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (b)		3,131	2,914,103
Novelis, Inc., 8.75%, 12/15/20		8,183	8,162,542
Steel Dynamics, Inc.:
5.25%, 4/15/23		155	150,544
5.50%, 10/01/24		23	22,339
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		1,200	1,137,000

			17,143,403
Multiline Retail — 0.4%
Dufry Finance SCA, 5.50%, 10/15/20 (b)		2,520	2,619,840
Oil, Gas & Consumable Fuels — 4.0%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		800	815,494
Antero Resources Finance Corp., 5.38%, 11/01/21		178	163,760
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		136	100,640
Chesapeake Energy Corp., 5.75%, 3/15/23		717	534,531
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36 (c)		685	781,751
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		110	100,100
Denbury Resources, Inc.:
5.50%, 5/01/22		112	79,800
4.63%, 7/15/23		627	420,090
El Paso LLC, 7.80%, 8/01/31		90	97,833
El Paso Natural Gas Co., 8.38%, 6/15/32		550	635,045
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)(c)		1,010	1,216,161
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		3,000	2,880,189
6.55%, 9/15/40		220	212,318
6.38%, 3/01/41		310	295,473
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		280	109,200
8.63%, 4/15/20		5	2,013
7.75%, 2/01/21		169	66,332
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Marathon Petroleum Corp., 6.50%, 3/01/41 (c)	USD	2,049	$2,221,098
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		35	32,375
MidAmerican Energy Co., 5.80%, 10/15/36 (c)		1,500	1,816,950
MidAmerican Energy Holdings Co., 5.95%, 5/15/37 (c)		1,750	2,021,607
Noble Energy, Inc., 5.63%, 5/01/21		596	601,674
Oasis Petroleum, Inc.:
6.50%, 11/01/21		46	37,030
6.88%, 3/15/22		115	95,450
ONEOK, Inc., 7.50%, 9/01/23		90	90,000
Pacific Drilling SA, 5.38%, 6/01/20 (b)		294	211,680
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		94	98,930
PDC Energy, Inc., 7.75%, 10/15/22		520	520,000
Range Resources Corp.:
5.75%, 6/01/21		213	204,480
5.00%, 8/15/22		53	48,894
5.00%, 3/15/23		125	114,375
RSP Permian, Inc., 6.63%, 10/01/22 (b)		59	57,820
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,578	3,524,330
6.25%, 3/15/22		796	799,980
5.63%, 4/15/23		937	910,061
SandRidge Energy, Inc.:
8.75%, 1/15/20		48	14,400
7.50%, 2/15/23		620	179,025
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		774	774,000
Western Gas Partners LP, 5.38%, 6/01/21		1,425	1,510,500
Whiting Petroleum Corp., 5.00%, 3/15/19		1,282	1,147,390
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		5,000	5,175,720

			30,718,499
Paper & Forest Products — 0.2%
International Paper Co.:
4.75%, 2/15/22		693	737,829
6.00%, 11/15/41		870	925,456

			1,663,285
Pharmaceuticals — 1.7%
AbbVie, Inc., 3.60%, 5/14/25		870	856,491
Actavis Funding SCS, 4.55%, 3/15/35		2,140	1,967,366
Actavis, Inc., 3.25%, 10/01/22		4,000	3,842,872
Endo Finance LLC, 5.75%, 1/15/22 (b)		255	260,737
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		758	815,166
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22		200	203,250
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		448	443,968
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		2,643	2,765,239
6.38%, 10/15/20		1,150	1,198,875
5.63%, 12/01/21		754	767,195

			13,121,159
Real Estate — 0.2%
AvalonBay Communities, Inc., 3.45%, 6/01/25 (c)		1,535	1,501,618
Real Estate Investment Trusts (REITs) — 1.4%
ERP Operating LP:
3.38%, 6/01/25		1,245	1,212,574
4.50%, 6/01/45		1,155	1,145,865
Felcor Lodging LP, 5.63%, 3/01/23		494	508,820
HCP, Inc. (c):
3.88%, 8/15/24		3,000	2,894,238
4.00%, 6/01/25		2,000	1,941,374

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
Simon Property Group LP, 4.75%, 3/15/42 (c)	USD	1,670	$1,726,962
Ventas Realty LP, 4.13%, 1/15/26		870	862,298
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	589,991

			10,882,122
Real Estate Management & Development — 0.9%
Lennar Corp., 4.75%, 11/15/22		880	875,600
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(c)		4,600	4,180,066
Realogy Corp., 7.63%, 1/15/20 (b)		1,993	2,095,141

			7,150,807
Road & Rail — 1.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40 (c)		1,890	2,123,313
The Hertz Corp.:
4.25%, 4/01/18		473	477,730
5.88%, 10/15/20		460	464,766
7.38%, 1/15/21		2,070	2,157,975
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (b)		5,000	5,010,000

			10,233,784
Semiconductors & Semiconductor Equipment — 0.4%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		940	981,125
Seagate HDD Cayman, 4.88%, 6/01/27 (b)		2,500	2,305,667

			3,286,792
Software — 0.9%
Autodesk, Inc., 4.38%, 6/15/25		2,890	2,894,491
Infor US, Inc., 5.75%, 8/15/20 (b)		112	112,280
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		2,170	2,174,080
Oracle Corp., 5.38%, 7/15/40 (c)		1,575	1,754,180

			6,935,031
Specialty Retail — 0.3%
The Home Depot, Inc., 5.88%, 12/16/36 (c)		1,660	2,013,525
Party City Holdings, Inc., 6.13%, 8/15/23 (b)		90	90,619

			2,104,144
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22		977	974,557
Springs Industries, Inc., 6.25%, 6/01/21		806	799,955
The William Carter Co., 5.25%, 8/15/21		657	678,353

			2,452,865
Tobacco — 1.6%
Altria Group, Inc.:
9.95%, 11/10/38		516	824,188
10.20%, 2/06/39		894	1,435,006
5.38%, 1/31/44 (c)		4,030	4,225,499
BAT International Finance PLC, 3.95%, 6/15/25 (b)		2,000	2,042,210
Reynolds American, Inc.:
4.45%, 6/12/25		635	652,524
7.00%, 8/04/41 (b)		1,000	1,146,256
4.75%, 11/01/42		2,100	1,951,181

			12,276,864
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, 2.38%, 9/08/16 (c)		1,595	1,611,747
Communications Sales & Leasing, Inc., 8.25%, 10/15/23 (b)		80	72,800
Crown Castle International Corp., 5.25%, 1/15/23		930	973,012
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		3,155	3,538,295
Digicel Ltd., 6.00%, 4/15/21 (b)		1,550	1,419,505
Rogers Communications, Inc., 7.50%, 8/15/38 (c)		2,325	2,948,000
Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
SBA Tower Trust, 5.10%, 4/15/42 (b)	USD	720	$743,530
Softbank Corp., 4.50%, 4/15/20 (b)		550	550,220
Sprint Capital Corp., 8.75%, 3/15/32		350	331,188
Sprint Communications, Inc. (b):
9.00%, 11/15/18		1,060	1,180,575
7.00%, 3/01/20		1,760	1,869,472
Sprint Corp.:
7.88%, 9/15/23		1,891	1,817,724
7.13%, 6/15/24		123	113,737

			17,169,805
Total Corporate Bonds — 67.5%			520,041,473

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		5,724	4,607,820
Cyprus Government International Bond, 4.63%, 2/03/20 (b)	EUR	1,210	1,423,968
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,555	4,031,654
Italian Government International Bond, 5.38%, 6/15/33		2,925	3,341,918
Portugal Government International Bond, 5.13%, 10/15/24 (b)		5,870	6,175,357
Slovenia Government International Bond, 5.85%, 5/10/23 (b)		864	985,306
Total Foreign Agency Obligations — 2.7%			20,566,023

Municipal Bonds
City of Detroit Michigan, GO, Financial Recovery (a):
Series B-1, 4.00%, 4/01/44		251	149,122
Series B-2, 4.00%, 4/01/44		80	48,036
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43		930	1,092,471
Series GG, Build America Bonds, 5.72%, 6/15/42		1,390	1,718,026
Water & Sewer System, Series EE, 5.38%, 6/15/43		770	897,612
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		1,900	2,355,164
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		2,535	3,151,107
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	1,861,200
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57		2,000	2,173,740
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		1,100	1,306,679
5.60%, 3/15/40		1,900	2,289,633
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	955,336
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		280	405,426
7.63%, 3/01/40 (c)		1,720	2,485,624
State of Illinois, GO, Pension, 5.10%, 6/01/33		2,000	1,855,700
University of California, RB, Build America Bonds, 5.95%, 5/15/45		885	1,060,115
Total Municipal Bonds — 3.1%			23,804,991

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 1.2%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37	USD	1,121	$950,156
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.51%, 4/01/18		8	8
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,823	1,733,964
Series 2006-OA21, Class A1, 0.39%, 3/20/47 (a)		1,290	999,276
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.40%, 4/25/46 (a)		510	411,864
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.69%, 7/27/36 (a)(b)		1,550	1,556,612
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 3.20%, 6/19/35 (a)		943	936,211
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		195	188,412
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		349	317,727
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.38%, 12/25/36 (a)		821	739,089
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		133	111,053
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.68%, 5/25/36 (a)		953	771,949
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		290	296,924
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.95%, 5/25/47 (a)		277	233,247

			9,246,492
Commercial Mortgage-Backed Securities — 14.9%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 4/14/33 (a)(b)		6,690	6,547,797
Banc of America Merrill Lynch Commercial Mortgage Trust:
Series 2006-6, Class A2, 5.31%, 10/10/45		147	147,387
Series 2007-2, Class A4, 5.78%, 4/10/49 (a)		1,500	1,561,970
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.28%, 9/10/46 (a)		7,183	7,909,568
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,193	2,278,952
COMM 2015-3BP Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35 (b)		7,570	7,441,257
COMM 2015-CCRE22 Mortgage Trust, Series 2015-CR22, Class C, 4.27%, 3/10/48 (a)		5,000	4,734,195
COMM 2015-LC19 Mortgage Trust, Series 2015-LC19, Class C, 4.41%, 2/10/48 (a)		3,500	3,379,366
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B, 6.24%, 12/10/49 (a)		1,384	1,459,546
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.95%, 6/10/46 (a)	USD	3,500	$3,580,917
Series 2013-CR11, Class B, 5.33%, 10/10/46 (a)		7,000	7,713,237
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,390	1,408,039
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(b)		1,670	1,572,647
Core Industrial Trust 2015-TEXW, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)		4,585	4,542,846
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class AM, 6.01%, 6/15/38 (a)		2,000	2,053,922
Series 2006-C5, Class AM, 5.34%, 12/15/39		3,500	3,642,807
Series 2010-RR2, Class 2A, 6.15%, 9/15/39 (a)(b)		1,155	1,212,742
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		81	81,270
CSAIL 2015-C1 Commercial Mortgage Trust, Series 2015-C1:
Class B, 4.04%, 4/15/50		1,110	1,113,245
Class C, 4.44%, 4/15/50 (a)		1,000	967,535
Class D, 3.94%, 4/15/50 (a)(b)		1,000	857,170
DBRR Trust, Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		730	760,252
GAHR Commericial Mortgage Trust 2015-NRF, Series 2015-NRF, Class DFX, 3.49%, 12/15/19 (a)(b)		6,170	6,008,136
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.01%, 7/10/38 (a)		2,182	2,214,851
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (b)		2,505	2,502,733
Hilton USA Trust, Series 2013- HLT, 4.41%, 11/05/30		5,900	5,925,193
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.25%, 11/15/45 (a)(b)		1,600	1,549,102
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2, 5.12%, 7/15/41		66	66,366
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.67%, 12/12/44 (a)		660	664,096
LB-UBS Commercial Mortgage Trust (a):
Series 2007-C6, Class A4, 5.86%, 7/15/40		8,206	8,555,544
Series 2007-C7, Class A3, 5.87%, 9/15/45		2,180	2,348,983
Morgan Stanley Capital I Trust (a):
Series 2007-HQ11, Class A4, 5.45%, 2/12/44		8,000	8,305,104
Series 2014-CPT, Class G, 3.56%, 7/13/29 (b)		3,200	3,022,666
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		782	796,363
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.15%, 2/15/51 (a)		4,291	4,483,703
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		1,395	1,455,384
Class C, 5.04%, 8/15/45 (a)		1,795	1,886,940

			114,751,831

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	USD	1,263		$13
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.04%, 7/10/48 (a)		19,648		1,073,649
WF-RBS Commercial Mortgage Trust, Class XA, Series 2012-C8, 2.34%, 8/15/45 (a)(b)		11,677		1,069,088

				2,142,737
Total Non-Agency Mortgage-Backed Securities — 16.4%				126,141,073

Preferred Securities

Capital Trusts
Banks — 6.6%
Bank of America Corp., Series X, 6.25% (a)(d)		3,570		3,534,300
The Bank of New York Mellon Corp., Series E, 4.95% (a)(d)		2,000		1,982,500
BNP Paribas SA, 7.20% (a)(b)(d)		2,000		2,322,500
Capital One Financial Corp., Series E, 5.55% (a)(d)		3,500		3,477,040
Citigroup, Inc. (a)(d):
Series D, 5.95%		2,100		2,008,125
Series M, 6.30%		4,000		3,880,000
Series Q, 5.95%		100		99,174
Credit Agricole SA (a)(b)(d):
6.63%		1,400		1,372,773
7.88%		2,000		2,036,062
JPMorgan Chase & Co. (a)(d):
Series 1, 7.90%		7,000		7,350,000
Series Q, 5.15%		3,000		2,835,000
Series U, 6.13%		500		500,000
Series V, 5.00%		6,000		5,850,000
Nordea Bank AB, 6.13% (a)(b)(d)		2,960		2,930,400
Societe Generale SA (a)(b)(d):
6.00%		5,720		5,398,525
7.88%		2,000		2,007,500
Wells Fargo & Co., Series S, 5.90% (a)(d)		3,390		3,402,712

				50,986,611
Capital Markets — 1.9%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(c)(d)		8,400		7,717,920
Credit Suisse Group AG, 7.50% (a)(b)(d)		3,000		3,170,250
Morgan Stanley, Series H, 5.45% (a)(d)		1,750		1,736,875
State Street Capital Trust IV, 1.29%, 6/01/77 (a)		140		119,350
State Street Corp., Series F, 5.25% (a)(d)		2,000		2,002,500

				14,746,895
Diversified Financial Services — 0.5%
General Electric Capital Corp., Series B, 6.25% (a)(d)		1,800		1,948,500
Macquarie Bank Ltd., 10.25%, 6/20/57 (a)		1,800		1,958,441

				3,906,941
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(d)		4,200		4,242,000
Insurance — 2.6%
The Allstate Corp. (a):
5.75%, 8/15/53		2,000		2,060,000
6.50%, 5/15/67		4,100		4,551,000
AXA SA, 6.46% (a)(b)(d)		1,300		1,334,125
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (a)(b)		1,950		1,876,875
Preferred Securities		Par (000)		Value
Capital Trusts (concluded)
Insurance (concluded)
Metlife Capital Trust IV, 7.88%, 12/15/67 (b)		1,285		1,603,038
Metlife, Inc., 5.25% (a)(d)	USD	2,000		1,990,000
Swiss Re Capital I LP, 6.85% (a)(b)(d)		1,710		1,744,200
Voya Financial, Inc., 5.65%, 5/15/53 (a)		4,500		4,545,000

				19,704,238
Total Capital Trusts — 12.1%				93,586,685

Preferred Stocks		Shares
Banks — 1.3%
US Bancorp, 6.00% (a)(d)		300,000		7,995,000
Wells Fargo & Co., 5.85% (a)(d)		75,000		1,920,000

				9,915,000
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)(d)		92,000		2,265,040
SCE Trust III, 5.75% (a)(d)		25,314		686,516

				2,951,556
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (a)(d)		10,000		49,300
Total Preferred Stocks — 1.7%				12,915,856

Trust Preferred — 0.1%
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		29,583		750,992
Total Preferred Securities 13.9%				107,253,533

U.S. Government Sponsored Agency Securities		Par (000)
Agency Obligations — 1.5%
Fannie Mae, 5.63%, 7/15/37 (c)		1,600		2,163,152
Federal Home Loan Bank (c):
5.25%, 12/09/22		1,375		1,640,951
5.37%, 9/09/24		2,175		2,668,842
Resolution Funding Corp. (e):
0.00%, 7/15/18 - 4/15/30		7,105		4,843,129

				11,316,074
Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 2005-5, Class PK, 5.00%, 12/25/34		341		360,916
Series 1991-87, Class S, 26.15%, 8/25/21 (a)		7		10,112
Series G-49, Class S, 1,014.06%, 12/25/21 (a)		—	(f)	143
Series G-17, Class S, 1,060.36%, 6/25/21 (a)		30		387
Series G-33, Class PV, 1,078.42%, 10/25/21		29		150
Series G-07, Class S, 1,122.08%, 3/25/21 (a)		—	(f)	586
Series 1991-46, Class S, 2,473.34%, 5/25/21 (a)		21		1,112
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class R, 9.00%, 11/15/21		2		2

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
Series 0173, Class RS, 9.69%, 11/15/21 (a)	USD	—	(f)	$2
Series 1057, Class J, 1,008.00%, 3/15/21		16		166
Series 0192, Class U, 1,009.03%, 2/15/22 (a)		—	(f)	—
Series 0019, Class R, 16,265.99%, 3/15/20 (a)		1		146

				373,722
Commercial Mortgage-Backed Securities — 0.8%
Freddie Mac Mortgage-Backed Securities (a):
Series 2013-K24, Class B, 3.62%, 11/25/45 (b)		3,500		3,522,725
Series K013, Class A2, 3.97%, 1/25/21		1,870		2,042,291
Series 2012-K706, Class C, 4.17%, 11/25/44 (b)		335		345,774

				5,910,790
Interest Only Collateralized Mortgage Obligations — 1.4%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)		66		2,129
Series 2012-96, Class DI, 4.00%, 2/25/27		9,452		922,425
Series 2012-M9, Class X1, 4.20%, 12/25/17 (a)		22,275		1,522,682
Series 2012-47, Class NI, 4.50%, 4/25/42		7,844		1,296,032
Series 089, Class 2, 8.00%, 10/25/18		1		35
Series 007, Class 2, 8.50%, 4/25/17		—	(f)	20
Series G92-05, Class H, 9.00%, 1/25/22		5		265
Series 094, Class 2, 9.50%, 8/25/21		—	(f)	79
Series 1990-136, Class S, 19.88%, 11/25/20 (a)		2,367		3,161
Series 1991-139, Class PT, 648.35%, 10/25/21		41		283
Series 1991-099, Class L, 930.00%, 8/25/21		19		146
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(f)	—
Series G-10, Class S, 1,085.52%, 5/25/21 (a)		95		2,001
Series G-12, Class S, 1,152.33%, 5/25/21 (a)		62		1,033
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.68%, 12/25/18 (a)		4,868		214,580
Series K710, Class X1, 1.90%, 5/25/19 (a)		16,821		933,724
Series 2611, Class QI, 5.50%, 9/15/32		1,080		84,409
Series 1254, Class Z, 8.50%, 4/15/22		27		6,471
Series 1043, Class H, 44.11%, 2/15/21 (a)		2,014		3,672
Series 1054, Class I, 864.20%, 3/15/21 (a)		14		238
Series 0176, Class M, 1,010.00%, 7/15/21		6		122
Series 1056, Class KD, 1,084.50%, 3/15/21		10		125
Series 1148, Class E, 1,173.55%, 10/15/21 (a)		16		230
Series 0200, Class R, 197,017.30%, 12/15/22 (a)		—	(f)	207
U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-78, Class SD, 6.00%, 9/20/32	USD	8,047		$1,533,476
Series 2009-116, Class KS, 6.27%, 12/16/39		3,494		569,229
Series 2011-52, Class NS, 6.47%, 4/16/41		21,613		3,952,589

				11,049,363
Mortgage-Backed Securities — 6.5%
Fannie Mae Mortgage-Backed Securities (c):
3.00%, 8/01/43		12,793		12,907,759
4.00%, 12/01/41 - 12/01/43		8,581		9,193,626
4.50%, 7/01/41 - 4/01/42		19,067		20,722,766
5.00%, 8/01/34		3,207		3,553,491
5.50%, 7/01/16 - 6/01/38		1,806		2,038,752
6.00%, 3/01/16 - 12/01/38		1,461		1,648,741
Freddie Mac Mortgage-Backed Securities, 6.00%, 5/1/16 - 12/1/18		128		131,287
Ginnie Mae Mortgage-Backed Securities:
5.50%, 8/15/33		61		68,312
8.00%, 7/15/24		—	(f)	272

				50,265,006
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities, 0.00%, 2/25/23 - 6/25/23 (e)		21		19,346
Total U.S. Government Sponsored Agency Securities — 10.2%				78,934,301

U.S. Treasury Obligations — 8.6%
U.S. Treasury Bonds, 3.00%, 11/15/44 (c)		65,500		66,114,063
Total Long-Term Investments (Cost — $1,043,598,849) — 137.2%				1,057,320,295

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (g)(h)	9,920,365	9,920,365
Total Short-Term Securities (Cost — $9,920,365) — 1.3%		9,920,365
Options Purchased (Cost — $263,640) — 0.0%		209,248
Total Investments Before Options Written (Cost — $1,053,782,854) — 138.5%		1,067,449,908

Options Written (Premiums Received — $6,793,257) — (0.7)%		(5,673,389)
Total Investments, Net of Options Written (Cost — $1,046,989,597) — 137.8%		1,061,776,519
Liabilities in Excess of Other Assets — (37.8)%		(290,954,482)

Net Assets — 100.0%		$770,822,037

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Zero-coupon bond.

(f)	Amount is less than $500.

(g)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	742,474	9,177,891	9,920,365	$3,031

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

As of August 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.28%	2/10/14	Open	$3,373,000	$3,387,875
UBS Securities LLC	0.32%	2/10/14	Open	2,369,000	2,380,685
UBS Securities LLC	0.32%	2/10/14	Open	1,348,000	1,354,794
UBS Securities LLC	0.32%	2/10/14	Open	1,355,000	1,361,829
UBS Securities LLC	0.32%	2/10/14	Open	1,416,000	1,423,137
UBS Securities LLC	0.34%	2/10/14	Open	1,233,000	1,239,603
UBS Securities LLC	0.34%	2/10/14	Open	3,805,000	3,825,376
UBS Securities LLC	0.34%	2/10/14	Open	1,410,000	1,417,551
UBS Securities LLC	0.34%	2/10/14	Open	827,000	831,429
UBS Securities LLC	0.34%	5/13/14	Open	1,172,000	1,177,258
UBS Securities LLC	0.34%	5/13/14	Open	633,000	635,840
Barclays Capital, Inc.	0.35%	5/14/14	Open	534,000	536,812
Barclays Capital, Inc.	0.35%	5/14/14	Open	556,000	558,489
Barclays Capital, Inc.	0.35%	5/14/14	Open	354,000	355,585
Barclays Capital, Inc.	0.35%	5/14/14	Open	979,000	983,512
Barclays Capital, Inc.	0.35%	5/14/14	Open	738,000	741,109
Barclays Capital, Inc.	0.35%	6/26/14	Open	2,981,250	2,993,771
Barclays Capital, Inc.	0.35%	11/10/14	Open	1,076,000	1,079,182
Barclays Capital, Inc.	0.35%	11/10/14	Open	1,032,000	1,034,960
Barclays Capital, Inc.	0.35%	11/10/14	Open	4,796,000	4,809,755
UBS Securities LLC	0.34%	11/10/14	Open	1,409,000	1,412,926
UBS Securities LLC	0.34%	11/10/14	Open	1,550,000	1,554,318
UBS Securities LLC	0.34%	11/10/14	Open	1,447,000	1,451,031
UBS Securities LLC	0.34%	11/10/14	Open	3,614,000	3,624,069
UBS Securities LLC	0.34%	11/10/14	Open	4,265,000	4,276,883
UBS Securities LLC	0.34%	11/10/14	Open	1,369,000	1,372,814
UBS Securities LLC	0.34%	11/10/14	Open	1,360,000	1,363,789
UBS Securities LLC	0.34%	11/10/14	Open	942,000	944,625
UBS Securities LLC	0.34%	11/10/14	Open	1,212,000	1,215,377
UBS Securities LLC	0.34%	11/10/14	Open	176,000	176,490
RBC Capital Markets, LLC	0.39%	3/31/15	Open	3,262,500	3,267,943
RBC Capital Markets, LLC	0.39%	4/23/15	Open	2,137,125	2,140,158
BNP Paribas Securities Corp.	0.42%	4/30/15	Open	1,749,325	1,751,735
RBC Capital Markets, LLC	0.39%	5/5/15	Open	1,875,000	1,877,417
RBC Capital Markets, LLC	0.39%	5/5/15	Open	1,598,625	1,600,686
BNP Paribas Securities Corp.	0.20%	5/7/15	Open	67,112,500	67,134,125
Credit Suisse Securities (USA) LLC	0.40%	5/7/15	Open	966,625	967,882
Credit Suisse Securities (USA) LLC	0.40%	5/7/15	Open	1,177,913	1,179,444

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.40%	5/7/15	Open	$1,503,125	$1,505,079
Credit Suisse Securities (USA) LLC	0.40%	5/7/15	Open	1,521,231	1,523,209
HSBC Securities (USA), Inc.	0.40%	5/14/15	Open	2,301,750	2,304,563
HSBC Securities (USA), Inc.	0.40%	5/14/15	Open	4,448,000	4,453,436
HSBC Securities (USA), Inc.	0.40%	5/14/15	Open	2,895,000	2,898,538
HSBC Securities (USA), Inc.	0.40%	5/14/15	Open	3,776,250	3,780,865
RBC Capital Markets, LLC	0.39%	5/15/15	Open	1,827,000	1,829,157
RBC Capital Markets, LLC	0.39%	5/21/15	Open	2,041,425	2,043,703
RBC Capital Markets, LLC	0.39%	5/21/15	Open	1,932,760	1,934,917
RBC Capital Markets, LLC	0.39%	5/21/15	Open	1,995,000	1,997,226
RBC Capital Markets, LLC	0.39%	5/21/15	Open	2,295,000	2,297,561
RBC Capital Markets, LLC	0.39%	5/21/15	Open	1,984,650	1,986,865
RBC Capital Markets, LLC	0.39%	5/22/15	Open	1,827,000	1,829,019
RBC Capital Markets, LLC	0.39%	5/22/15	Open	2,097,900	2,100,218
RBC Capital Markets, LLC	0.39%	5/22/15	Open	1,540,000	1,541,702
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.22%	6/2/15	Open	1,323,000	1,323,728
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.22%	6/2/15	Open	830,000	830,456
RBC Capital Markets, LLC	0.39%	6/4/15	Open	2,300,000	2,302,218
BNP Paribas Securities Corp.	0.23%	6/10/15	Open	1,366,000	1,366,653
BNP Paribas Securities Corp.	0.23%	6/10/15	Open	807,000	807,386
BNP Paribas Securities Corp.	0.23%	6/10/15	Open	839,000	839,401
BNP Paribas Securities Corp.	0.23%	6/10/15	Open	1,128,000	1,128,540
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,497,000	2,499,218
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	795,000	795,706
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,476,000	1,477,311
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	797,000	797,708
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,016,000	2,017,791
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	932,200	933,028
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,210,000	1,211,075
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	487,500	487,933
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,771,000	1,772,573
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,064,000	1,064,945
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	974,000	974,865
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,016,000	2,017,791
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,504,000	1,505,336
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,650,000	2,652,354
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,840,000	1,841,635
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	487,000	487,433
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	1,208,000	1,209,073
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,711,000	2,713,408
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	3,697,000	3,700,284
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	896,000	896,796
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	3,802,000	3,805,377
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,745,000	4,749,215
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	2,243,000	2,244,993
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	4,726,000	4,730,198
BNP Paribas Securities Corp.	0.42%	6/10/15	Open	975,250	976,116
HSBC Securities (USA), Inc.	0.40%	6/10/15	Open	7,959,000	7,966,252
HSBC Securities (USA), Inc.	0.40%	6/10/15	Open	4,202,000	4,205,828
HSBC Securities (USA), Inc.	0.40%	6/10/15	Open	3,978,000	3,981,624
HSBC Securities (USA), Inc.	0.40%	6/10/15	Open	4,180,000	4,183,808
RBC Capital Markets, LLC	0.39%	6/11/15	Open	2,284,635	2,286,665
UBS Securities LLC	0.34%	6/24/15	Open	2,434,875	2,436,439
RBC Capital Markets, LLC	0.39%	6/30/15	Open	1,435,225	1,436,205
RBC Capital Markets, LLC	0.39%	7/22/15	Open	4,218,750	4,220,578
HSBC Securities (USA), Inc.	0.35%	8/12/15	9/14/15	48,573,000	48,581,973
RBC Capital Markets, LLC	0.39%	8/31/15	Open	4,725,000	4,725,051
Total				$303,300,389	$303,651,289

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(183)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD	23,252,438	$55,134
(387)	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD	84,547,406	174,651
374	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD	44,669,625	(240,327)
(20)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	USD	3,092,500	64,918
351	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	USD	55,600,594	(1,005,208)
(110)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	27,329,500	(118,427)
172	90-Day Euro-Dollar	Chicago Mercantile	June 2016	USD	42,658,150	44,873
(72)	90-Day Euro-Dollar	Chicago Mercantile	December 2016	USD	17,785,800	(27,116)
(100)	90-Day Euro-Dollar	Chicago Mercantile	December 2017	USD	24,551,250	(145,752)
Total						$(1,197,254)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,070,000	CAD	1,945,986	Goldman Sachs International	9/16/15	$(7,007)
AUD	2,090,000	CAD	1,970,841	Morgan Stanley & Co. International PLC	9/16/15	(11,675)
CAD	1,974,273	AUD	2,070,000	BNP Paribas S.A.	9/16/15	28,507
CAD	2,026,470	GBP	970,000	JPMorgan Chase Bank N.A.	9/16/15	51,907
EUR	1,380,000	GBP	1,014,935	Royal Bank of Scotland PLC	9/16/15	(8,409)
EUR	1,380,000	GBP	972,879	Royal Bank of Scotland PLC	9/16/15	56,120
EUR	3,390,000	JPY	469,606,530	UBS AG	9/16/15	(69,406)
GBP	970,000	CAD	1,976,497	Goldman Sachs International	9/16/15	(13,925)
GBP	960,000	CAD	1,963,244	Morgan Stanley & Co. International PLC	9/16/15	(19,195)
GBP	1,261,595	EUR	1,780,000	Royal Bank of Scotland PLC	9/16/15	(62,073)
GBP	701,254	EUR	980,000	Royal Bank of Scotland PLC	9/16/15	(23,944)
GBP	960,000	USD	1,486,776	Citibank N.A.	9/16/15	(13,779)
GBP	1,910,000	USD	2,973,462	Goldman Sachs International	9/16/15	(42,811)
JPY	467,768,133	EUR	3,390,000	Toronto-Dominion Bank	9/16/15	54,239
NZD	2,340,000	USD	1,527,669	Royal Bank of Scotland PLC	9/16/15	(46,214)
USD	1,510,000	CAD	1,971,060	Barclays Bank PLC	9/16/15	11,867
USD	1,554,685	EUR	1,340,000	Morgan Stanley & Co. International PLC	9/16/15	50,701
USD	1,499,064	GBP	955,000	Citibank N.A.	9/16/15	33,738
USD	1,542,704	NZD	2,340,000	Commonwealth Bank of Australia	9/16/15	61,249
USD	1,733,881	EUR	1,571,000	UBS AG	10/20/15	(30,307)
USD	14,094,219	GBP	9,059,000	HSBC Bank PLC	10/20/15	196,799
Total						$196,382

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
5-Year Interest Rate Swap	Citibank N.A.	Call	1.75%	Receive	3-Month LIBOR	2/12/16	USD 6,000	$51,791
5-Year Interest Rate Swap	Citibank N.A.	Call	1.75%	Receive	3-Month LIBOR	3/23/16	USD 1,800	16,075
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.25%	Receive	3-Month LIBOR	2/13/17	USD 3,000	70,682
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.25%	Receive	3-Month LIBOR	2/17/17	USD 3,000	70,700
Total								$209,248

Exchange-Traded Options Written

Description	Put/ Call	Exchange	Expiration Date	Strike Price	Notional Amount (000)	Contracts	Value
90 Day Euro-Dollar Future	Call	Chicago Mercantile	12/14/15	USD 99.50	—	449	$(86,994)

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.45%	Pay	3-Month LIBOR	10/30/15	USD 36,500	$(68,194)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.79%	Pay	3-month LIBOR	11/17/15	USD 27,000	(1,227,017)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.10%	Pay	3-month LIBOR	12/17/15	USD 2,000	(16,597)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	2.10%	Pay	3-month LIBOR	1/20/16	USD 6,400	(63,475)
10-Year Interest Rate Swap	BNP Paribas S.A.	Call	1.55%	Pay	3-Month LIBOR	1/21/16	USD 27,700	(48,080)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	0.44%	Pay	3-Month LIBOR	1/22/16	EUR 6,680	(14,265)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	0.48%	Pay	3-Month LIBOR	1/22/16	EUR 6,670	(19,618)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Pay	3-month LIBOR	1/26/16	USD 6,300	(73,272)
5-Year Interest Rate Swap	Citibank N.A.	Call	1.40%	Pay	3-Month LIBOR	2/12/16	USD 12,000	(38,505)
7-Year Interest Rate Swap	Credit Suisse International	Call	0.53%	Pay	3-Month LIBOR	3/14/16	EUR 3,000	(6,380)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.50%	Pay	3-month LIBOR	3/17/16	USD 12,000	(332,990)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.60%	Pay	3-month LIBOR	3/17/16	USD 12,000	(397,992)
5-Year Interest Rate Swap	Citibank N.A.	Call	1.40%	Pay	3-Month LIBOR	3/23/16	USD 3,600	(13,214)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.25%	Pay	3-month LIBOR	3/24/16	USD 3,000	(50,896)
10-Year Interest Rate Swap	Credit Suisse International	Call	2.35%	Pay	3-month LIBOR	1/09/17	USD 2,500	(66,040)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.50%	Pay	3-Month LIBOR	2/13/17	USD 4,500	(32,871)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.35%	Pay	3-month LIBOR	2/13/17	USD 6,900	(185,914)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.50%	Pay	3-Month LIBOR	2/17/17	USD 4,500	(33,020)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-Month LIBOR	3/06/17	USD 1,800	(34,893)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	2.20%	Pay	3-month LIBOR	8/14/17	USD 2,800	(68,418)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.51%	Pay	3-Month LIBOR	4/09/18	USD 2,400	(90,107)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-Month LIBOR	10/30/15	USD 36,500	(18,652)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.79%	Receive	3-month LIBOR	11/17/15	USD 27,000	(66,657)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	12/17/15	USD 5,000	(10,480)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.60%	Receive	3-Month LIBOR	1/20/16	USD 6,400	(70,109)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	2.55%	Receive	3-Month LIBOR	1/21/16	USD 27,700	(350,027)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.44%	Receive	3-Month LIBOR	1/22/16	EUR 6,680	(60,929)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.48%	Receive	3-Month LIBOR	1/22/16	EUR 6,650	(51,131)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.48%	Receive	3-Month LIBOR	1/22/16	EUR 6,670	(51,284)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.55%	Receive	3-Month LIBOR	1/22/16	EUR 10,000	(55,898)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.60%	Receive	3-Month LIBOR	1/26/16	USD 6,300	(72,316)
7-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	0.70%	Receive	3-Month LIBOR	3/10/16	EUR 3,000	(59,558)
7-Year Interest Rate Swap	Credit Suisse International	Put	0.53%	Receive	3-Month LIBOR	3/14/16	EUR 3,000	(89,808)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.60%	Receive	3-month LIBOR	3/17/16	USD 12,000	(17,132)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.90%	Receive	3-Month LIBOR	3/17/16	USD 12,000	(96,357)
10-Year Interest Rate Swap	Citibank N.A.	Put	2.70%	Receive	3-Month LIBOR	3/21/16	USD 5,000	(64,839)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.50%	Receive	3-Month LIBOR	3/21/16	EUR 5,000	(47,569)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.60%	Receive	3-Month LIBOR	4/26/16	EUR 15,000	(120,463)
10-Year Interest Rate Swap	Credit Suisse International	Put	2.75%	Receive	3-Month LIBOR	1/09/17	USD 2,500	(76,369)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	3.50%	Receive	3-Month LIBOR	1/09/17	USD 9,300	(98,951)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.50%	Receive	3-Month LIBOR	1/09/17	USD 4,400	(46,816)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.55%	Receive	3-Month LIBOR	1/09/17	USD 15,000	(147,935)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	3.60%	Receive	3-Month LIBOR	1/09/17	USD 4,400	(40,206)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD 2,000	(63,507)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD 2,000	(63,507)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD 6,800	(215,925)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD 4,000	(127,015)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-Month LIBOR	2/13/17	USD 6,900	(186,149)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	2/13/17	USD 3,000	(35,559)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	2/17/17	USD 3,000	(36,085)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-Month LIBOR	3/06/17	USD 1,800	(39,162)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	3.20%	Receive	3-month LIBOR	8/14/17	USD 2,800	(72,057)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.51%	Receive	3-Month LIBOR	4/09/18	USD 2,400	(152,185)
Total								$(5,586,395)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.27%[1]	3-Month LIBOR	Chicago Mercantile	9/30/15[2]	5/31/22	USD 6,250	$(128,055)
1.98%[1]	3-Month LIBOR	Chicago Mercantile	12/31/15[2]	6/30/22	USD 17,600	35,688
2.14%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/14/25	USD 4,900	(50,016)
2.20%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/21/25	USD 1,500	(6,939)
2.12%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 1,200	(14,939)
2.12%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 1,000	(11,945)
2.13%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 1,200	(13,398)
2.14%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 400	(4,062)
2.14%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 2,200	(22,242)
2.16%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 2,400	(21,291)
2.16%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 1,200	(10,095)
2.16%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/25/25	USD 1,200	(9,875)
2.03%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/26/25	USD 1,400	(28,634)
2.05%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/26/25	USD 1,400	(25,551)
2.21%[1]	3-Month LIBOR	Chicago Mercantile	N/A	8/28/25	USD 1,400	5,470
2.25%[1]	3-Month LIBOR	Chicago Mercantile	N/A	8/28/25	USD 1,400	841
2.23%[1]	3-Month LIBOR	Chicago Mercantile	N/A	9/01/25	USD 700	1,281
2.24%[1]	3-Month LIBOR	Chicago Mercantile	N/A	9/01/25	USD 700	1,023
2.23%[1]	3-Month LIBOR	Chicago Mercantile	N/A	9/02/25	USD 1,900	4,850
2.27%[1]	3-Month LIBOR	Chicago Mercantile	N/A	9/02/25	USD 950	5,044
2.27%[1]	3-Month LIBOR	Chicago Mercantile	N/A	9/02/25	USD 950	4,869
Total						$(287,976)

[1] Trust pays the fixed rate and receives the floating rate.
[2] Forward swap.
[3] Trust pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD 3,600	$(38,021)	$65,716	$(103,737)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD 1	(7)	6	(13)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD 1	(7)	6	(13)
Total					$(38,035)	$65,728	$(103,763)

OTC Credit Default Swaps — Sold Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD 1,810	$16,004	$(31,461)	$47,465
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD 1,460	12,909	(25,879)	38,788
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD 550	4,863	(8,527)	13,390
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD 1,000	8,842	(17,252)	26,094
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD 1,080	9,550	(20,935)	30,485
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 595	6,051	(11,312)	17,363
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 575	5,855	(11,925)	17,780
Total						$64,074	$(127,291)	$191,365

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaps

Trust Pays	Trust Receives	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	3/23/17[1]	3/23/19	USD 5,000	$16,829	—	$16,829
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	9/26/17[1]	9/26/19	USD 21,000	80,220	—	80,220
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	1/30/17[1]	1/30/25	USD 2,500	30,278	—	30,278
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	5/19/25[1]	5/19/35	USD 5,000	5,719	—	5,719
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	5/21/25[1]	5/21/35	USD 2,500	12,105	—	12,105
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	Citibank N.A.	6/09/25[1]	6/09/35	USD 1,500	7,795	—	7,795
SIFMA Municipal Swap Weekly Yield Index	3-Month LIBOR	Citibank N.A.	6/09/25[1]	6/09/35	USD 1,500	8,192	—	8,192
Total						$161,138	—	$161,138

[1] Forward swap.

Transactions in Options Written for the Year Ended August 31, 2015

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$57,800	$955,801	—	$113,600	$2,387,821
Options written	449	359,000	4,652,389	—	467,300	7,058,232
Options expired	—	(9,600)	(30,600)	—	(113,100)	(1,208,156)
Options exercised	—	(80,400)	(862,889)	—	—	—
Options closed	—	(136,550)	(2,048,342)	—	(203,600)	(4,110,999)

Outstanding options, end of year	449	$190,250	$2,666,359	—	$264,200	$4,126,898

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	—	$339,576	$339,576
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts[1]	—	—	—	$545,127	—	545,127
Options purchased	Investments at value — unaffiliated[2];	—	—	—	—	209,248	209,248
Swaps — Centrally cleared	Net unrealized appreciation (depreciation)[1]	—	—	—	—	59,066	59,066
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$257,093	—	—	161,138	418,231

Total		—	$257,093	—	$545,127	$769,028	$1,571,248

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	—	$(1,536,830)	$(1,536,830)
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts[1]	—	—	—	$(348,745)	—	(348,745)
Options written	Options written at value	—	—	—	—	(5,673,389)	(5,673,389)
Swaps — Centrally cleared	Net unrealized appreciation (depreciation)[1]	—	—	—	—	(347,042)	(347,042)
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$(231,054)	—	—	—	(231,054)
Total		—	$(231,054)	—	$(348,745)	$(7,557,261)	$(8,137,060)

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]    Includes options purchased at value as reported in the Schedules of Investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$2,335,109	$2,335,109
Foreign currency transactions	—	—	—	$2,052,316	—	2,052,316
Options purchased[1]	—	—	—	—	(493,504)	(493,504)
Options written	—	—	—	—	2,847,842	2,847,842
Swaps	—	$(30,117)	—	—	(426,550)	(456,667)

Total	—	$(30,117)	—	$2,052,316	$4,262,897	$6,285,096

[1] Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(1,657,158)	$(1,657,158)
Foreign currency translations	—	—	—	$(193,370)	—	(193,370)
Options purchased[1]	—	—	—	—	577,036	577,036
Options written	—	—	—	—	(327,984)	(327,984)
Swaps	—	$13,674	—	—	254,815	268,489

Total	—	$13,674	—	$(193,370)	$(1,153,291)	$(1,332,987)

[1] Options purchased are included in the net change in unrealized appreciation (depreciation) on investments.

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$177,569,759
Average notional value of contracts — short	$212,899,091
Forward foreign currency exchange contracts:
Average notional value of contracts — long	$40,187,153
Average notional value of contracts — short	$19,360,334
Options:
Average value of option contracts purchased	$1,613	[1]
Average value of option contracts written	$21,748
Average notional value of swaption contracts purchased	$76,525,000
Average notional value of swaption contracts written	$470,861,545
Credit default swaps:
Average notional value of contracts — long	$5,701,000
Average notional value of contracts — short	$7,070,000
Interest rate swaps:
Average notional value — pays fixed rate	$93,141,074
Average notional value — receives fixed rate	$56,834,526
[1] Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$91,288		$261,762
Forward foreign currency exchange contracts	545,127		348,745
Options	209,248	[1]	5,673,389
Swaps — Centrally cleared	36,061		19,444
Swaps — OTC[2]	418,231		231,054

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,299,955		6,534,394

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(127,349)		(368,200)

Total derivative assets and liabilities subject to an MNA	$1,172,606		$6,166,194

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$77,583	$(77,583)	—	—	—
BNP Paribas S.A.	28,507	(28,507)	—	—	—
Citibank N.A.	152,734	(152,734)	—	—	—
Commonwealth Bank of Australia	61,249	—	—	—	$61,249
Credit Suisse International	30,485	(30,485)	—	—	—
Deutsche Bank AG	38,800	(38,800)	—	—	—
Goldman Sachs Bank USA	26,094	(26,094)	—	—	—
HSBC Bank PLC	196,799	—	—	—	196,799
JPMorgan Chase Bank N.A	338,440	(338,440)	—	—	—
Morgan Stanley & Co. International PLC	50,701	(30,870)	—	—	19,831
Morgan Stanley Capital Services LLC	60,855	(39,988)	—	—	20,867
Royal Bank of Scotland PLC	56,120	(56,120)	—	—	—
Toronto-Dominion Bank	54,239	—	—	—	54,239

Total	$1,172,606	$(819,621)	—	—	$352,985

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$551,480	$(77,583)	—	$(473,897)	—
BNP Paribas S.A.	497,058	(28,507)	—	(468,551)	—
Citibank N.A.	201,143	(152,734)	—	—	$48,409
Credit Suisse International	259,532	(30,485)	—	(229,047)	—
Deutsche Bank AG	3,071,176	(38,800)	—	(3,032,376)	—
Goldman Sachs Bank USA	391,075	(26,094)	—	—	364,981
Goldman Sachs International	63,743	—	—	—	63,743
JPMorgan Chase Bank N.A	819,776	(338,440)	—	(440,000)	41,336
Morgan Stanley & Co. International PLC	30,870	(30,870)	—	—	—
Morgan Stanley Capital Services LLC	39,988	(39,988)	—	—	—
Royal Bank of Scotland PLC	140,640	(56,120)	—	—	84,520
UBS AG	99,713	—	—	—	99,713

Total	$6,166,194	$(819,621)	—	$(4,643,871)	$702,702

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$91,851,528	$22,613,310	$114,464,838
Corporate Bonds	—	514,325,148	5,716,325	520,041,473
Foreign Agency Obligations	—	20,566,023	—	20,566,023
Municipal Bonds	—	23,804,991	—	23,804,991
Non-Agency Mortgage-Backed Securities	—	126,141,065	8	126,141,073
Preferred Securities	$13,666,848	93,586,685	—	107,253,533
U.S. Government Sponsored Agency Securities	—	78,933,944	357	78,934,301
U.S. Treasury Obligations	—	66,114,063	—	66,114,063
Short-Term Securities	9,920,365	—	—	9,920,365
Options Purchased:
Interest Rate Contracts	—	209,248	—	209,248

Total	$23,587,213	$1,015,532,695	$28,330,000	$1,067,449,908

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	27

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$191,365	—	$191,365
Foreign currency exchange contracts	—	545,127	—	545,127
Interest rate contracts	$339,576	220,204	—	559,780
Liabilities:
Credit contracts	—	(103,763)	—	(103,763)
Foreign currency exchange contracts	—	(348,745)	—	(348,745)
Interest rate contracts	(1,623,824)	(5,933,437)	—	(7,557,261)

Total	$(1,284,248)	$(5,429,249)	—	$(6,713,497)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for centrally cleared swaps	$109,150	—	—	$109,150
Cash pledged as collateral for OTC derivatives	5,660,000	—	—	5,660,000
Cash pledged for financial futures contracts	1,435,050	—	—	1,435,050
Cash pledged as collateral for reverse repurchase agreements	2,140,000	—	—	2,140,000
Foreign currency at value	371,446	—	—	371,446
Liabilities:
Reverse repurchase agreements	—	$(303,651,289)	—	(303,651,289)

Total	$9,715,646	$(303,651,289)	—	$(293,935,643)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2014	$6,755,839	$8,777,320	—	—	$15,533,159
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(6,237,350)	(2,409,020)	—	—	(8,646,370)
Accrued discounts/premiums	(206,054)	—	—	—	(206,054)
Net realized gain	(337,055)	(1,680,461)	$6	$3	(2,017,507)
Net change in unrealized appreciation (depreciation)[2,3]	(252,173)	323,159	8	356	71,350
Purchases[4]	22,910,178	13,099,327	—	1	36,009,506
Sales	(20,075)	(12,394,000)	(6)	(3)	(12,414,084)

Closing Balance, as of August 31, 2015	$22,613,310	$5,716,325	$8	$357	$28,330,000

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[3]	$(252,173)	$16,323	$8	$356	$(235,486)

[1]    As of August 31, 2014, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $8,646,370 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

[4] Includes investments acquired in the reorganization.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 instruments.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments August 31, 2015	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.1%
XPO Logistics, Inc.	24,164	$848,156
Capital Markets — 1.3%
American Capital Ltd. (a)	1,329,067	18,487,322
E*Trade Financial Corp. (a)	52,950	1,392,056
Uranium Participation Corp. (a)	176,860	701,740

		20,581,118
Chemicals — 0.1%
Advanced Emissions Solutions, Inc. (a)	168,580	1,561,051
Communications Equipment — 0.1%
Nokia OYJ — ADR	231,190	1,442,626
Consumer Finance — 1.6%
Ally Financial, Inc.	1,101,275	24,073,871
Ally Financial, Inc. (a)	25,002	546,544

		24,620,415
Diversified Consumer Services — 0.3%
Cengage Thomson Learning	100,086	2,614,747
Houghton Mifflin Harcourt Co. (a)	64,068	1,446,655

		4,061,402
Diversified Financial Services — 0.1%
Concrete Investments II S.C.A.	4,997	—
Kcad Holdings I Ltd. (a)	2,223,465,984	1,734,303

		1,734,303
Diversified Telecommunication Services — 0.2%
Broadview Networks Holdings, Inc. (a)	192,400	288,599
Level 3 Financing, Inc.	2,917,000	2,942,524

		3,231,123
Energy Equipment & Services (b) — 0.1%
Laricina Energy Ltd. (a)	211,764	19,316
Osum Oil Sands Corp. (a)	400,000	1,985,406

		2,004,722
Hotels, Restaurants & Leisure — 0.5%
Amaya, Inc. (a)	259,108	5,400,381
Amaya, Inc.	118,172	2,462,965

		7,863,346
Insurance — 0.4%
American International Group, Inc.	113,160	6,828,074
Media — 0.1%
Time Warner Cable, Inc.	7,968	1,482,207
Metals & Mining — 0.1%
African Minerals Ltd. (a)	225,302	3
Peninsula Energy Ltd. (a)	82,076,776	1,401,839

		1,401,842
Oil, Gas & Consumable Fuels — 0.9%
General Maritime Corp., (Acquired 12/11/13, cost $17,637,549) (c)	953,381	11,774,256
Seven Generations Energy Ltd. (a)(b)	216,000	2,255,883

		14,030,139
Paper & Forest Products — 0.0%
Western Forest Products, Inc.	240,265	341,176
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)	1,025	24,867
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)	59,550	2,358,775
Total Common Stocks — 6.1%		94,415,342

Asset-Backed Securities	Par (000)		Value
ALM Loan Funding, Series 2013-7RA (d)(e):
Class C, 3.74%, 4/24/24	USD	2,840	$2,770,278
Class D, 5.29%, 4/24/24		2,360	2,295,967
ALM XII Ltd., Series 2015-12A, Class C1, 4.04%, 4/16/27 (d)(e)		1,500	1,441,875
ALM XIV Ltd., Series 2014-14A (d)(e):
Class C, 3.74%, 7/28/26		750	718,413
Class D, 5.14%, 7/28/26		250	222,830
AMMC CLO 15 Ltd., Series 2014-15A (d)(e):
Class C1, 3.74%, 12/09/26		1,000	1,002,500
Class D, 4.48%, 12/09/26		1,000	992,500
Apidos CLO XVIII, Series 2014-18A, Class C, 3.95%, 7/22/26 (d)(e)		550	534,058
Ares CLO Ltd., Series 2014-32A, Class C, 4.47%, 11/15/25 (d)(e)		1,250	1,242,153
Atlas Senior Loan Fund V Ltd., Series 2014-1A (d)(e):
Class C, 3.29%, 7/16/26		250	249,998
Class D, 3.74%, 7/16/26		250	237,345
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.14%, 4/17/23 (d)(e)		850	851,485
Benefit Street Partners CLO Ltd., Series 2014-IVA, Class C, 3.79%, 7/20/26 (d)(e)		500	475,869
BlueMountain CLO 2014-1 Ltd., Series 2014-1A, Class C, 3.05%, 4/30/26 (d)(e)		1,000	974,151
Carlyle Global Market Strategies CLO 2012-2 Ltd., Series 2012-2AR, Class ER, 6.38%, 7/20/23 (d)(e)		580	579,968
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class C, 4.44%, 10/16/25 (d)(e)		1,000	999,920
Cedar Funding Ltd., Series 2014-3A, Class D, 3.88%, 5/20/26 (d)(e)		535	492,015
CIFC Funding 2014-II Ltd., Series 2014-2A, Class A3L, 3.18%, 5/24/26 (d)(e)		500	491,863
CIFC Funding 2014-V Ltd., Series 2014-5A, Class C, 3.64%, 1/17/27 (d)(e)		1,000	998,625
CIFC Funding Ltd., Series 2014-3A (d)(e):
Class C1, 3.10%, 7/22/26		500	486,270
Class D, 3.70%, 7/22/26		250	232,762
Dryden Senior Loan Fund, Series 2014-36A, Class D, 4.06%, 11/09/25 (d)(e)		1,000	965,093
Highbridge Loan Management 4-2014 Ltd., Series 4A-2014, Class B, 3.29%, 7/28/25 (d)(e)		820	795,860
ING IM CLO 2012-4 Ltd., Series 2012-4A, Class C, 4.79%, 10/15/23 (d)(e)		1,000	1,002,520
LCM X LP, Series 10AR, Class ER, 5.79%, 4/15/22 (d)(e)		1,000	989,514
Madison Park Funding Ltd. (d)(e):
Series 2012-8AR, Class CR, 3.10%, 4/22/22		500	500,037
Series 2012-8AR, Class DR, 4.15%, 4/22/22		250	249,497
Series 2014-14A,Class D, 3.89%, 7/20/26		500	483,592
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.86%, 8/04/25 (d)(e)		500	473,755
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.03%, 11/14/25 (d)(e)		1,500	1,428,420
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class B, 3.43%, 11/14/25 (d)(e)		1,250	1,249,225
Oaktree EIF II Series A2 Ltd., Series 2014-A2, Class C, 3.47%, 11/15/25 (d)(e)		2,000	1,965,628
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 5.78%, 5/05/23 (d)(e)		1,200	1,189,747
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class C1, 3.55%, 11/22/25 (d)(e)		1,000	988,835

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class D1, 4.20%, 11/22/25 (d)(e)	USD	1,000	$974,448
OneMain Financial Issuance Trust, Series 2015-2A (e):
Class C, 4.32%, 7/18/25		200	199,994
Class D, 5.64%, 7/18/25		200	199,958
OZLM IX Ltd., Series 2014-9A, Class C, 3.89%, 1/20/27 (d)(e)		1,250	1,194,763
Palmer Square CLO Ltd., Series 2014-1A (d)(e):
Class B, 2.84%, 10/17/22		1,100	1,093,187
Class C, 4.14%, 10/17/22		845	832,100
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (d)(e)		1,500	1,433,257
TICP CLO III Ltd., Series 2014-3A, Class C, 3.54%, 1/20/27 (d)(e)		1,000	997,887
Venture CDO Ltd., Series 2014-17A, Class C, 3.14%, 7/15/26 (d)(e)		500	487,055
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.81%, 6/10/25 (d)(e)		1,000	962,048
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.59%, 1/15/27 (d)(e)		1,000	1,000,000
Voya CLO Ltd., Series 2014-4A (d)(e):
Class C, 4.29%, 10/14/26		1,750	1,717,826
Class D, 5.79%, 10/14/26		1,000	928,662
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.99%, 7/17/26 (d)(e)		250	233,957
Total Asset-Backed Securities — 2.8%			42,827,710

Corporate Bonds
Aerospace & Defense — 1.5%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (e)		2,285	1,987,950
Bombardier, Inc., 7.50%, 3/15/25 (e)		1,450	1,098,375
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (e)		1,140	1,225,660
Oshkosh Corp., 5.38%, 3/01/25		566	566,000
TransDigm, Inc.:
5.50%, 10/15/20		2,490	2,440,573
6.00%, 7/15/22		9,680	9,536,252
6.50%, 7/15/24		6,048	5,911,920

			22,766,730
Air Freight & Logistics — 0.8%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (e)		1,321	1,228,530
National Air Cargo Group, Inc.:
11.88%, 5/02/18		856	855,983
11.88%, 5/08/18		875	874,591
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	486	565,871
XPO Logistics, Inc.:
7.88%, 9/01/19 (e)	USD	3,163	3,352,780
5.75%, 6/15/21	EUR	250	270,883
6.50%, 6/15/22 (e)	USD	5,230	5,151,550

			12,300,188
Airlines — 2.6%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (e)		6,336	6,494,317
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18		222	228,383
Series 2012-3, Class C, 6.13%, 4/29/18		5,145	5,337,937
Delta Air Lines Pass-Through Trust, Class B:
Series 2009-1, 9.75%, 6/17/18		785	841,994
Series 2010-1, 6.38%, 7/02/17 (e)		2,647	2,680,088
US Airways Pass-Through Trust:
Series 2012-1, Class C, 9.13%, 10/01/15		989	993,422
Series 2012-2, Class C, 5.45%, 6/03/18		5,720	5,762,900
Series 2013-1, Class B, 5.38%, 5/15/23		5,081	5,258,928
Corporate Bonds	Par (000)		Value
Airlines (concluded)
Virgin Australia Trust, Series 2013-1 (e):
Class C, 7.13%, 10/23/18	USD	6,493	$6,590,796
Class D, 8.50%, 10/23/16		5,477	5,607,010

			39,795,775
Auto Components — 3.3%
Affinia Group, Inc., 7.75%, 5/01/21		3,109	3,295,540
Autodis SA, 6.50%, 2/01/19	EUR	147	171,554
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		1,422	1,586,922
Dana Holding Corp., 6.75%, 2/15/21	USD	200	208,000
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		1,510	1,598,335
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		352	350,240
6.00%, 8/01/20		10,743	11,117,394
5.88%, 2/01/22		2,797	2,825,669
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	1,053	1,619,868
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	390	467,486
Schaeffler Finance BV:
4.75%, 5/15/23 (e)	USD	1,440	1,386,000
3.25%, 5/15/25	EUR	217	230,284
Schaeffler Holding Finance BV (f):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21		800	964,349
(6.25% Cash), 6.25%, 11/15/19 (e)	USD	2,130	2,241,825
(6.75% Cash), 6.75%, 11/15/22 (e)		6,753	7,208,827
(6.88% Cash or 7.63% PIK), 6.88%, 8/15/18 (e)		2,400	2,476,800
(6.88% Cash), 6.88%, 8/15/18	EUR	1,660	1,929,737
UCI International, Inc., 8.63%, 2/15/19	USD	7,080	5,805,600
ZF North America Capital, Inc.:
2.25%, 4/26/19	EUR	100	111,093
4.50%, 4/29/22 (e)	USD	1,121	1,085,969
2.75%, 4/27/23	EUR	1,400	1,480,678
4.75%, 4/29/25 (e)	USD	1,965	1,861,837

			50,024,007
Banks — 1.4%
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	120	136,758
Banco Espirito Santo SA:
4.75%, 1/15/18		1,900	2,160,106
4.00%, 1/21/19		100	110,354
Banco Popolare, 2.75%, 7/27/20		275	307,066
Bankia SA, 4.00%, 5/22/24 (d)		1,000	1,105,794
CIT Group, Inc.:
5.25%, 3/15/18	USD	4,320	4,487,400
6.63%, 4/01/18 (e)		1,400	1,498,000
5.50%, 2/15/19 (e)		6,919	7,273,599
5.00%, 8/01/23		560	567,000
6.00%, 4/01/36		2,800	2,632,000
HSH Nordbank AG, 0.78%, 2/14/17 (d)	EUR	665	506,675
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		600	659,414

			21,444,166
Beverages — 0.0%
Horizon Holdings I SASU, 7.25%, 8/01/23		300	343,766
Hydra Dutch Holdings 2BV, 5.48%, 4/15/19 (d)		388	414,255

			758,021
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (e)	USD	1,315	1,311,713
Builders FirstSource, Inc., 10.75%, 8/15/23 (e)		902	915,530
Building Materials Corp. of America, 6.75%, 5/01/21 (e)		2,490	2,605,163
Cemex SAB de CV, 4.38%, 3/05/23	EUR	455	484,682

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Building Products (concluded)
CPG Merger Sub LLC, 8.00%, 10/01/21 (e)	USD	3,590	$3,652,825
LSF9 Balta Issuer SA, 7.75%, 9/15/22	EUR	450	508,124
Masonite International Corp., 5.63%, 3/15/23 (e)	USD	1,520	1,527,600
Momentive Performance Materials, Inc., 3.88%, 10/24/21		3,738	3,188,981
Ply Gem Industries, Inc., 6.50%, 2/01/22		3,550	3,501,187
USG Corp.:
9.75%, 1/15/18		3,935	4,426,875
5.50%, 3/01/25 (e)		1,234	1,227,830

			23,350,510
Capital Markets — 2.1%
American Capital Ltd., 6.50%, 9/15/18 (e)		3,840	3,945,600
Blackstone CQP Holdco LP, 9.30%, 3/19/19		19,048	18,524,109
E*Trade Financial Corp.:
0.00%, 8/31/19 (e)(g)(h)		1,206	3,060,490
5.38%, 11/15/22		2,857	2,985,565
4.63%, 9/15/23		2,549	2,549,000
Series A, 0.00%, 8/31/19 (g)(h)		373	946,570

			32,011,334
Chemicals — 1.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (e)		1,760	1,883,024
Axiall Corp., 4.88%, 5/15/23		629	610,130
Celanese US Holdings LLC:
5.88%, 6/15/21		1,848	1,935,780
4.63%, 11/15/22		1,565	1,523,919
Chemours Co. (e):
6.63%, 5/15/23		2,186	1,901,820
7.00%, 5/15/25		1,501	1,283,355
Huntsman International LLC:
8.63%, 3/15/21		381	398,111
5.13%, 4/15/21	EUR	1,779	2,031,241
INEOS Group Holdings SA:
6.13%, 8/15/18 (e)	USD	1,015	1,016,269
6.50%, 8/15/18	EUR	378	430,536
5.75%, 2/15/19		400	444,461
5.88%, 2/15/19 (e)	USD	413	409,386
Montichem Holdco SA, 5.25%, 6/15/21	EUR	311	341,384
NOVA Chemicals Corp., 5.00%, 5/01/25 (c)(e)	USD	415	415,000
Platform Specialty Products Corp., 6.50%, 2/01/22 (e)		6,728	6,514,924
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	394	415,600

			21,554,940
Commercial Services & Supplies — 2.2%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	500	755,741
Abengoa Finance SAU, 7.00%, 4/15/20	EUR	931	653,516
Abengoa Greenfield SA, 6.50%, 10/01/19 (e)	USD	2,579	1,508,715
ADS Waste Holdings, Inc., 8.25%, 10/01/20		1,546	1,600,110
ARAMARK Corp., 5.75%, 3/15/20		3,123	3,238,161
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		720	713,923
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 10.50%, 12/01/18 (f)	EUR	428	501,785
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (e)	USD	1,558	1,394,410
Covanta Holding Corp., 5.88%, 3/01/24		1,180	1,150,500
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (e)		2,738	1,923,445
Mobile Mini, Inc., 7.88%, 12/01/20		2,040	2,126,700
Mustang Merger Corp., 8.50%, 8/15/21 (e)		2,688	2,808,960
Silk Bidco, 7.50%, 2/01/22	EUR	667	774,671
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	1,890	2,005,763
8.25%, 2/01/21		1,001	1,058,558
Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
United Rentals North America, Inc. (concluded):
7.63%, 4/15/22	USD	5,555	$5,985,512
6.13%, 6/15/23		1,055	1,076,100
5.75%, 11/15/24		3,826	3,768,610
Verisure Holding AB, 8.75%, 12/01/18	EUR	673	799,009

			33,844,189
Communications Equipment — 2.9%
Alcatel-Lucent USA, Inc.:
6.75%, 11/15/20 (e)	USD	5,690	6,074,075
6.45%, 3/15/29		6,018	6,292,541
Avaya, Inc. (e):
7.00%, 4/01/19		2,949	2,646,727
10.50%, 3/01/21		1,480	980,500
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)		2,257	2,194,933
CommScope, Inc. (e):
4.38%, 6/15/20		2,278	2,297,932
5.50%, 6/15/24		636	617,715
Nokia OYJ:
5.00%, 10/26/17 (h)	EUR	800	2,094,023
6.63%, 5/15/39	USD	1,961	2,108,075
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		7,677	8,444,700
6.00%, 4/01/23 (c)(e)		7,430	7,420,341
6.38%, 5/15/25 (e)		2,765	2,737,350

			43,908,912
Construction & Engineering — 0.8%
AECOM Technology Corp. (e):
5.75%, 10/15/22		716	716,000
5.88%, 10/15/24		2,662	2,681,965
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	960	937,220
Astaldi SpA, 7.13%, 12/01/20		1,336	1,577,751
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (e)	USD	2,187	2,066,715
Novafives SAS, 4.50%, 6/30/21	EUR	320	334,131
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (e)	USD	2,412	2,459,975
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		862	801,660

			11,575,417
Construction Materials — 2.9%
American Tire Distributors, Inc., 10.25%, 3/01/22 (e)		4,805	4,925,125
HD Supply, Inc.:
11.00%, 4/15/20		9,123	10,137,934
7.50%, 7/15/20		15,985	17,063,987
5.25%, 12/15/21 (e)		10,257	10,539,068
Kerneos Tech Group SAS, 5.75%, 3/01/21	EUR	262	293,915
Officine MaccaFerri SpA, 5.75%, 6/01/21		780	855,634

			43,815,663
Consumer Finance — 1.8%
Ally Financial, Inc.:
5.13%, 9/30/24	USD	2,366	2,389,660
4.63%, 3/30/25		2,029	1,957,985
8.00%, 11/01/31		19,308	22,860,093
IVS F. SpA, 7.13%, 4/01/20	EUR	262	309,438

			27,517,176
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (e)	USD	1,504	1,534,080
6.00%, 6/30/21 (e)		1,825	1,810,947
4.25%, 1/15/22	EUR	1,855	2,083,130

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Ball Corp., 4.00%, 11/15/23	USD	1,374	$1,294,995
Beverage Packaging Holdings Luxembourg II SA (e):
5.63%, 12/15/16		483	480,585
6.00%, 6/15/17		2,137	2,126,315
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		93	96,836
Crown European Holdings SA, 4.00%, 7/15/22	EUR	758	875,470
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (f)		300	348,774
Sealed Air Corp.:
4.88%, 12/01/22 (e)	USD	709	709,000
4.50%, 9/15/23	EUR	776	896,477
5.13%, 12/01/24 (e)	USD	1,941	1,964,040
SGD Group SAS, 5.63%, 5/15/19	EUR	405	461,970

			14,682,619
Distributors — 0.3%
VWR Funding, Inc., 7.25%, 9/15/17	USD	4,254	4,379,493
Diversified Consumer Services — 0.3%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	325	503,700
Laureate Education, Inc., 10.00%, 9/01/19 (e)	USD	2,655	2,226,881
Service Corp. International, 5.38%, 5/15/24		1,350	1,404,000

			4,134,581
Diversified Financial Services — 3.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.50%, 5/15/21		780	792,675
5.00%, 10/01/21		4,340	4,486,475
4.63%, 7/01/22		691	696,183
Aircastle Ltd.:
7.63%, 4/15/20		128	145,280
5.13%, 3/15/21		1,387	1,418,207
5.50%, 2/15/22		880	910,800
DFC Finance Corp., 10.50%, 6/15/20 (e)		2,745	1,537,200
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,437	3,912,741
Horizon Pharma Financing, Inc., 6.63%, 5/01/23 (e)	USD	1,893	1,954,522
HRG Group, Inc., 7.88%, 7/15/19 (e)		2,745	2,889,112
HSH Nordbank AG, 0.82%, 2/14/17 (d)	EUR	313	238,839
International Lease Finance Corp.:
5.88%, 4/01/19	USD	160	170,200
8.25%, 12/15/20		150	177,750
4.63%, 4/15/21		687	699,023
5.88%, 8/15/22		4,010	4,325,787
Jarden Corp., 1.88%, 9/15/18 (h)		100	167,625
Jefferies Finance LLC/JFIN Co-Issuer Corp. (e):
7.38%, 4/01/20		2,695	2,634,901
6.88%, 4/15/22		2,987	2,804,793
Lehman Brother Holding Escrow, 1.00%, 9/22/18 (a)(i)		430	44,849
Lehman Brothers Holdings, Inc. (a)(i):
4.75%, 1/16/2015	EUR	1,890	281,015
5.38%, 10/17/15		350	52,040
1.00%, 2/05/16		3,950	576,224
1.00%, 12/31/49	USD	1,535	160,101
Leucadia National Corp., 8.13%, 9/15/15		4,503	4,511,443
MSCI, Inc., 5.75%, 8/15/25 (e)		1,667	1,700,340
Pershing Square Holdings Ltd., 5.50%, 7/15/22 (e)		2,100	2,058,000
ProGroup AG, 5.13%, 5/01/22	EUR	206	237,520
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19	USD	899	945,074
5.75%, 10/15/20		4,884	5,036,625
UniCredit SpA, 6.95%, 10/31/22	EUR	275	360,494

			45,925,838
Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 2.6%
CenturyLink, Inc.:
6.45%, 6/15/21	USD	1,125	$1,123,425
Series V, 5.63%, 4/01/20		5,420	5,406,504
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (e)		1,025	939,156
Frontier Communications Corp.:
8.50%, 4/15/20		2,275	2,337,563
6.25%, 9/15/21		2,750	2,510,475
7.13%, 1/15/23		955	862,365
7.63%, 4/15/24		422	376,635
6.88%, 1/15/25		670	566,988
Level 3 Financing, Inc.:
7.00%, 6/01/20		2,395	2,520,738
5.13%, 5/01/23 (e)		2,932	2,858,700
5.38%, 5/01/25 (e)		7,632	7,374,420
Telecom Italia Capital SA:
6.38%, 11/15/33		745	756,175
6.00%, 9/30/34		2,890	2,832,200
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	380	563,915
Telecom Italia SpA:
6.38%, 6/24/19	GBP	900	1,506,273
3.25%, 1/16/23	EUR	500	560,605
5.88%, 5/19/23	GBP	1,900	3,107,761
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	1,362	1,653,695
6.75%, 8/15/24		1,982	2,432,963

			40,290,556
Electric Utilities — 0.5%
Homer City Generation LP (f):
(8.14% Cash), 8.14%, 10/01/19	USD	747	747,405
(8.73% Cash), 8.73%, 10/01/26		2,079	2,058,044
Mirant Mid Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		743	772,572
Series C, 10.06%, 12/30/28		2,237	2,309,682
Talen Energy Supply LLC, 6.50%, 6/01/25 (e)		1,096	1,016,540
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	624	693,220

			7,597,463
Electrical Equipment — 0.4%
Areva SA, 4.88%, 9/23/24		50	58,256
Belden, Inc., 5.50%, 4/15/23		1,602	1,788,697
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (e)	USD	1,421	1,463,630
Techem Energy Metering Service GmbH & Co., 7.88%, 10/01/20	EUR	210	254,268
Trionista Holdco GmbH, 5.00%, 4/30/20		1,405	1,624,709
Trionista TopCo GmbH, 6.88%, 4/30/21		418	493,849

			5,683,409
Energy Equipment & Services — 1.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (e)	USD	3,862	2,587,540
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	110	100,008
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21	USD	283	266,020
6.75%, 8/01/22		1,096	1,063,120
MEG Energy Corp. (e):
6.50%, 3/15/21		4,781	3,994,526
6.38%, 1/30/23		575	462,875
Peabody Energy Corp., 6.00%, 11/15/18		1,000	332,500
Precision Drilling Corp., 5.25%, 11/15/24		4,147	3,255,395
Transocean, Inc.:
3.00%, 10/15/17		1,914	1,760,880
6.00%, 3/15/18		2,520	2,406,600
6.50%, 11/15/20		1,019	839,401
4.30%, 10/15/22		346	239,605

			17,308,470

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food & Staples Retailing — 2.2%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	825	$1,313,611
8.75%, 6/15/20		795	1,329,380
Brakes Capital, 7.13%, 12/15/18		830	1,314,417
Family Dollar Stores, Inc., 5.00%, 2/01/21	USD	1,344	1,399,987
Family Tree Escrow LLC (e):
5.25%, 3/01/20		817	855,808
5.75%, 3/01/23		13,489	14,129,727
R&R Ice Cream PLC:
4.75%, 5/15/20	EUR	745	848,542
(9.25% Cash or 10.00% PIK), 9.25%, 5/15/18 (f)		823	932,199
Rite Aid Corp.:
9.25%, 3/15/20	USD	2,080	2,239,900
6.75%, 6/15/21		1,536	1,620,480
6.13%, 4/01/23 (e)		7,882	8,088,902

			34,072,953
Food Products — 0.8%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (e)		2,155	2,134,786
Boparan Finance PLC:
4.38%, 7/15/21	EUR	249	257,062
5.50%, 7/15/21	GBP	522	729,678
Findus Bondco SA, 9.13%, 7/01/18	EUR	437	513,585
Post Holdings, Inc. (e):
7.75%, 3/15/24	USD	4,269	4,407,742
8.00%, 7/15/25		1,826	1,885,345
Smithfield Foods, Inc.:
6.63%, 8/15/22		1,516	1,612,645
5.88%, 8/01/21 (e)		891	924,413
The WhiteWave Foods Co., 5.38%, 10/01/22		950	982,062

			13,447,318
Forest Products — 0.1%
Darling Global Finance BV, 4.75%, 5/30/22	EUR	100	107,558
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (e)	USD	1,280	1,241,600

			1,349,158
Health Care Equipment & Supplies — 0.8%
3AB Optique Development SAS, 5.63%, 4/15/19	EUR	900	970,801
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (e)	USD	3,373	3,014,619
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (e)		4,447	4,600,421
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (e)		1,580	1,710,350
IDH Finance PLC:
6.00%, 12/01/18	GBP	614	951,209
6.00%, 12/01/18 (e)		200	309,840

			11,557,240
Health Care Providers & Services — 6.9%
Acadia Healthcare Co., Inc.:	USD
5.13%, 7/01/22		1,145	1,150,725
5.63%, 2/15/23		468	477,097
Alere, Inc.:
7.25%, 7/01/18		2,449	2,559,205
8.63%, 10/01/18		2,834	2,905,927
6.38%, 7/01/23 (e)		1,635	1,675,875
Amsurg Corp., 5.63%, 7/15/22		5,428	5,539,980
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (d)	GBP	851	1,259,789
Centene Corp., 4.75%, 5/15/22	USD	2,427	2,458,842
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		2,125	2,175,469
6.88%, 2/01/22		3,948	4,195,974
Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24	USD	3,576	$3,560,355
5.00%, 5/01/25		6,156	6,032,880
ExamWorks Group, Inc., 5.63%, 4/15/23		1,741	1,782,349
HCA Holdings, Inc., 6.25%, 2/15/21		1,390	1,508,150
HCA, Inc.:
3.75%, 3/15/19		2,911	2,925,555
6.50%, 2/15/20		4,735	5,232,175
7.50%, 2/15/22		4,261	4,888,177
5.88%, 3/15/22		2,105	2,289,187
4.75%, 5/01/23		1,487	1,507,431
5.88%, 5/01/23		4,096	4,331,520
5.00%, 3/15/24		1,955	2,001,431
5.38%, 2/01/25		6,636	6,735,540
HealthSouth Corp.:
5.13%, 3/15/23		2,840	2,811,600
5.75%, 11/01/24 (e)		1,428	1,447,849
5.75%, 11/01/24		2,442	2,475,944
Hologic, Inc., 5.25%, 7/15/22 (e)		2,190	2,231,062
Kindred Healthcare, Inc., 6.38%, 4/15/22		931	954,275
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (e)		1,280	1,315,200
Omnicare, Inc.:
4.75%, 12/01/22		793	842,563
5.00%, 12/01/24		631	678,325
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (e)		424	432,472
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (e)		1,161	1,172,610
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,308	1,417,545
4.75%, 6/01/20		1,805	1,839,972
3.79%, 6/15/20 (d)(e)		1,432	1,439,876
6.00%, 10/01/20		3,835	4,103,450
4.50%, 4/01/21		74	74,370
4.38%, 10/01/21		4,005	4,005,000
8.13%, 4/01/22		3,258	3,608,235
6.75%, 6/15/23		4,858	5,003,740
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	786	1,241,396
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	1,066	1,117,967

			105,407,084
Health Care Technology — 0.1%
IMS Health, Inc., 6.00%, 11/01/20 (e)		795	816,863
Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corp., 6.88%, 5/15/23		4,254	4,370,985
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		5,870	5,796,625
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (e)(f)		654	662,175
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23		4,354	4,299,575
5.50%, 12/01/24		4,652	4,605,480
Cedar Fair LP/Canada’s Wonderland Co., 5.38%, 6/01/24		1,070	1,086,050
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	1,175	1,173,621
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	375	577,470
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (h)		400	563,929
ESH Hospitality, Inc., 5.25%, 5/01/25 (e)	USD	1,708	1,656,760
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	1,507	1,758,301
International Game Technology PLC:
4.13%, 2/15/20		355	396,372
6.25%, 2/15/22 (e)	USD	400	384,752
4.75%, 2/15/23	EUR	710	752,413

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	613	$591,575
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		2,140	2,440,785
Merlin Entertainments PLC, 2.75%, 3/15/22		161	172,762
MGM Resorts International:
6.75%, 10/01/20	USD	5,110	5,442,150
6.00%, 3/15/23		4,607	4,676,105
New Red Finance, Inc., 6.00%, 4/01/22 (e)		3,735	3,847,050
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		2,405	2,561,325
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	339	391,687
Regal Entertainment Group, 5.75%, 2/01/25	USD	489	474,330
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (e)		1,534	1,518,660
Sabre GLBL, Inc., 5.38%, 4/15/23 (e)		1,436	1,407,280
Six Flags Entertainment Corp., 5.25%, 1/15/21 (e)		3,247	3,295,705
Snai SpA, 7.63%, 6/15/18	EUR	866	986,359
Station Casinos LLC, 7.50%, 3/01/21	USD	5,095	5,390,001
Tropicana Entertainment LLC/Tropicana Finance Corp., 1.00%, 12/15/15 (a)(i)		1,850	—
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	1,938	3,093,169
Series A4, 5.66%, 6/30/27		818	1,270,432
Series N, 6.46%, 3/30/32		1,000	1,350,360
Vougeot Bidco PLC, 7.88%, 7/15/20		920	1,503,503

			68,497,746
Household Durables — 3.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (e)	USD	1,262	1,179,970
Beazer Homes USA, Inc.:
6.63%, 4/15/18		215	221,450
5.75%, 6/15/19		3,638	3,501,575
7.50%, 9/15/21		2,710	2,657,480
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (e)		1,604	1,555,880
DR Horton, Inc., 4.00%, 2/15/20		2,408	2,420,040
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (e)		1,042	1,010,417
Lennar Corp., 4.50%, 11/15/19		2,482	2,542,809
NCR Corp., 6.38%, 12/15/23		860	882,575
Project Homestake Merger Co., 8.88%, 3/01/23 (e)		3,574	3,252,340
PulteGroup, Inc., 6.38%, 5/15/33		2,805	2,917,200
The Ryland Group, Inc., 6.63%, 5/01/20		1,160	1,270,200
Shea Homes LP/Shea Homes Funding Corp. (e):
5.88%, 4/01/23		2,283	2,334,367
6.13%, 4/01/25		2,308	2,359,930
Standard Pacific Corp.:
10.75%, 9/15/16		3,420	3,727,800
8.38%, 1/15/21		4,270	5,017,250
5.88%, 11/15/24		1,480	1,517,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (e)		744	747,720
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		2,270	2,250,138
5.88%, 6/15/24		1,540	1,516,900
William Lyon Homes, Inc., 8.50%, 11/15/20		4,579	4,945,320

			47,828,361
Household Products — 0.5%
Spectrum Brands, Inc.:
6.38%, 11/15/20		2,125	2,249,844
6.63%, 11/15/22		1,385	1,487,116
6.13%, 12/15/24 (e)		1,290	1,341,600
5.75%, 7/15/25 (e)		2,521	2,596,630

			7,675,190
Corporate Bonds	Par (000)		Value
Independent Power and Renewable Electricity Producers — 1.4%
Abengoa Yield PLC, 7.00%, 11/15/19 (e)	USD	200	$187,000
Calpine Corp.:
6.00%, 1/15/22 (e)		1,321	1,405,214
5.38%, 1/15/23		2,089	2,015,258
5.88%, 1/15/24 (e)		1,999	2,098,950
5.50%, 2/01/24		2,344	2,261,960
5.75%, 1/15/25		1,299	1,258,406
Dynegy, Inc.:
6.75%, 11/01/19		4,785	4,961,447
7.38%, 11/01/22		1,235	1,278,225
MPM Escrow LLC, 8.88%, 10/15/20 (a)(i)		3,738	—
NRG Energy, Inc.:
7.88%, 5/15/21		1,190	1,228,675
6.25%, 5/01/24		900	855,000
NRG REMA LLC:
Series B, 9.24%, 7/02/17		82	84,532
Series C, 9.68%, 7/02/26		1,400	1,428,000
QEP Resources, Inc.:
5.38%, 10/01/22		1,843	1,589,587
5.25%, 5/01/23		800	692,160
TerraForm Power Operating LLC, 6.13%, 6/15/25 (e)		709	668,233

			22,012,647
Insurance — 0.8%
CNO Financial Group, Inc.:
4.50%, 5/30/20		593	610,790
5.25%, 5/30/25		1,470	1,515,938
Genworth Holdings, Inc., 4.80%, 2/15/24		1,120	901,600
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (e)		3,920	3,910,200
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (e)		3,650	3,814,250
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	775	1,201,126
TMF Group Holding BV, 9.88%, 12/01/19	EUR	570	687,649
UNIQA Insurance Group AG, 6.00%, 7/27/46 (d)		200	231,292

			12,872,845
Internet Software & Services — 0.9%
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (e)	USD	1,593	1,596,186
Cerved Group SpA:
6.38%, 1/15/20	EUR	601	706,110
8.00%, 1/15/21		400	483,647
Equinix, Inc.:
5.38%, 1/01/22	USD	1,110	1,121,100
5.75%, 1/01/25		1,172	1,172,000
Interactive Data Corp., 5.88%, 4/15/19 (e)		5,276	5,341,950
Netflix, Inc. (e):
5.50%, 2/15/22		1,992	2,041,800
5.88%, 2/15/25		960	997,200

			13,459,993
IT Services — 2.3%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (e)		4,249	4,195,887
First Data Corp.:
6.75%, 11/01/20 (e)		8,600	9,051,500
8.25%, 1/15/21 (e)		1,394	1,467,185
10.63%, 6/15/21		2,111	2,335,294
11.75%, 8/15/21		3,318	3,737,727
5.38%, 8/15/23 (e)		6,115	6,191,437
(8.75% Cash or 10.00% PIK), 8.75%, 1/15/22 (e)(f)		365	384,163
Open Text Corp., 5.63%, 1/15/23 (e)		2,731	2,731,000
SunGard Data Systems, Inc., 6.63%, 11/01/19		2,227	2,310,513
WEX, Inc., 4.75%, 2/01/23 (e)		2,728	2,646,160

			35,050,866

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.1%
Selecta Group BV, 6.50%, 6/15/20	EUR	322	$338,338
SPX Corp., 6.88%, 9/01/17	USD	980	1,043,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	439	495,087

			1,877,125
Media — 14.0%
Altice Financing SA:
6.50%, 1/15/22 (e)	USD	1,945	1,949,862
5.25%, 2/15/23	EUR	585	662,760
6.63%, 2/15/23 (e)	USD	3,450	3,432,750
Altice Finco SA, 7.63%, 2/15/25 (e)		2,328	2,281,440
Altice SA:
7.25%, 5/15/22	EUR	1,958	2,208,157
7.75%, 5/15/22 (e)	USD	2,525	2,461,875
6.25%, 2/15/25	EUR	942	992,321
7.63%, 2/15/25 (e)	USD	2,576	2,447,200
Altice US Finance I Corp., 5.38%, 7/15/23 (e)		8,100	8,019,000
Altice US Finance II Corp., 7.75%, 7/15/25 (e)		2,704	2,636,400
Altice US Finance SA, 7.75%, 7/15/25 (e)		3,325	3,183,687
AMC Networks, Inc.:
7.75%, 7/15/21		480	512,400
4.75%, 12/15/22		1,613	1,589,773
CCO Holdings LLC/CCO Holdings Capital Corp. (e):
5.13%, 5/01/23		560	560,000
5.88%, 5/01/27		6,267	6,141,660
CCO Safari II LLC (e):
4.91%, 7/23/25		5,240	5,190,189
6.48%, 10/23/45		5,450	5,543,991
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(i)		3,439	—
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		4,069	4,211,415
6.50%, 11/15/22		11,724	12,046,834
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (e)(h)		4,132	4,379,920
Columbus International, Inc., 7.38%, 3/30/21 (e)		2,647	2,785,967
Consolidated Communications, Inc., 6.50%, 10/01/22 (e)		1,020	943,500
CSC Holdings LLC, 5.25%, 6/01/24		3,070	2,848,960
DISH DBS Corp.:
4.25%, 4/01/18		3,209	3,199,341
5.00%, 3/15/23		5,022	4,435,079
5.88%, 11/15/24		6,239	5,685,289
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (e)		541	508,540
Gannett Co., Inc.:
5.13%, 10/15/19		857	884,853
4.88%, 9/15/21 (e)		1,827	1,804,162
5.50%, 9/15/24 (e)		1,308	1,294,920
Gray Television, Inc., 7.50%, 10/01/20		1,318	1,362,878
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (e)		4,510	4,848,250
iHeartCommunications, Inc.:
9.00%, 12/15/19		3,789	3,566,396
9.00%, 3/01/21		2,047	1,814,154
9.00%, 9/15/22		3,845	3,345,150
Inmarsat Finance PLC, 4.88%, 5/15/22 (e)		2,805	2,726,179
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		595	520,625
5.50%, 8/01/23		7,130	6,274,400
LIN Television Corp., 6.38%, 1/15/21		1,570	1,589,625
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (e)		987	1,046,220
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (e)		3,901	3,930,257
Corporate Bonds	Par (000)		Value
Media (concluded)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (e)	USD	2,039	$2,079,780
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (e)		2,947	2,906,479
Numericable Group SA:
5.38%, 5/15/22	EUR	590	681,746
6.00%, 5/15/22 (e)	USD	9,215	9,215,000
5.63%, 5/15/24	EUR	1,785	2,042,979
6.25%, 5/15/24 (e)	USD	2,275	2,274,295
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		650	654,472
5.63%, 2/15/24		568	581,490
5.63%, 2/15/24 (e)		496	510,880
Play Finance 2 SA, 5.25%, 2/01/19	EUR	1,070	1,232,220
Radio One, Inc., 7.38%, 4/15/22 (e)	USD	805	773,806
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (e)		1,130	1,194,975
Sirius XM Radio, Inc. (e):
4.25%, 5/15/20		2,204	2,199,856
5.75%, 8/01/21		1,811	1,874,385
4.63%, 5/15/23		345	328,613
5.38%, 4/15/25		4,340	4,285,750
Sterling Entertainment Corp., 9.75%, 12/15/19		4,810	4,906,200
Townsquare Media, Inc., 6.50%, 4/01/23 (e)		517	491,150
Tribune Media Co., 5.88%, 7/15/22 (e)		3,238	3,262,285
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (e)		2,757	2,832,817
5.63%, 4/15/23	EUR	187	225,004
4.00%, 1/15/25		1,611	1,806,353
3.50%, 1/15/27		100	107,278
Univision Communications, Inc. (e):
8.50%, 5/15/21	USD	1,597	1,667,060
5.13%, 5/15/23		10,242	10,088,370
5.13%, 2/15/25		9,535	9,248,950
Virgin Media Finance PLC, 5.75%, 1/15/25 (e)		2,405	2,415,522
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	4,935	7,820,853
6.25%, 3/28/29		829	1,314,080
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (e)	USD	4,428	4,383,720
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	902	961,571
5.88%, 1/15/25 (e)	USD	3,773	3,640,945

			213,875,263
Metals & Mining — 3.9%
Alcoa, Inc.:
6.15%, 8/15/20		1,330	1,413,125
5.13%, 10/01/24		8,691	8,517,180
5.90%, 2/01/27		215	215,000
6.75%, 1/15/28		477	508,005
5.95%, 2/01/37		264	256,410
Constellium NV:
4.63%, 5/15/21	EUR	184	177,528
8.00%, 1/15/23 (e)	USD	6,525	5,774,625
5.75%, 5/15/24 (e)		3,385	2,606,450
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	1,754	1,926,565
First Quantum Minerals Ltd. (e):
7.00%, 2/15/21	USD	392	276,360
7.25%, 5/15/22		1,883	1,313,393
Global Brass & Copper, Inc., 9.50%, 6/01/19		4,660	5,015,325
Kaiser Aluminum Corp., 8.25%, 6/01/20		1,240	1,320,600
Novelis, Inc., 8.75%, 12/15/20		12,789	12,757,027
Ovako AB, 6.50%, 6/01/19	EUR	496	531,819

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	USD	1,070	$976,375
Steel Dynamics, Inc.:
5.13%, 10/01/21		3,085	3,024,842
6.38%, 8/15/22		1,345	1,388,712
5.25%, 4/15/23		501	486,596
5.50%, 10/01/24		75	72,844
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (e)		10,804	10,236,790

			58,795,571
Multi-Utilities — 0.0%
CE Energy AS, 7.00%, 2/01/21	EUR	532	608,924
Multiline Retail — 0.6%
CST Brands, Inc., 5.00%, 5/01/23	USD	653	647,286
Debenhams PLC, 5.25%, 7/15/21	GBP	914	1,382,105
Dufry Finance SCA, 5.50%, 10/15/20 (e)	USD	1,927	2,003,346
Hema Bondco I BV, 6.25%, 6/15/19	EUR	1,192	829,314
The Neiman Marcus Group Ltd., 8.00%, 10/15/21 (e)	USD	4,727	4,986,985

			9,849,036
Oil, Gas & Consumable Fuels — 11.5%
Antero Resources Corp., 5.13%, 12/01/22		899	813,784
Antero Resources Finance Corp., 5.38%, 11/01/21		1,167	1,073,640
Berry Petroleum Co., 6.38%, 9/15/22		650	331,500
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		1,414	1,046,360
5.75%, 2/01/23		3,254	2,212,720
California Resources Corp.:
5.00%, 1/15/20		148	116,520
5.50%, 9/15/21		8,046	6,238,707
6.00%, 11/15/24		13,339	9,890,868
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		2,472	2,224,800
Chesapeake Energy Corp., 4.88%, 4/15/22		980	710,500
Concho Resources, Inc.:
6.50%, 1/15/22		222	226,487
5.50%, 10/01/22		1,501	1,474,732
5.50%, 4/01/23		1,452	1,434,445
CONSOL Energy, Inc., 5.88%, 4/15/22		11,028	7,885,020
CrownRock LP/CrownRock Finance, Inc. (e):
7.13%, 4/15/21		3,710	3,617,250
7.75%, 2/15/23		1,064	1,053,360
Denbury Resources, Inc.:
5.50%, 5/01/22		3,220	2,294,250
4.63%, 7/15/23		196	131,320
Diamondback Energy, Inc., 7.63%, 10/01/21		2,877	3,020,850
El Paso LLC:
7.80%, 8/01/31		2,547	2,768,686
7.75%, 1/15/32		1,377	1,480,457
Energy Transfer Equity LP:
7.50%, 10/15/20		695	744,533
5.88%, 1/15/24		7,432	7,171,880
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		2,690	2,605,265
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 6/15/23		1,867	1,586,950
Genesis Energy LP/Genesis Energy Finance Corp., 6.00%, 5/15/23		1,906	1,743,990
Gulfport Energy Corp., 7.75%, 11/01/20		1,517	1,475,282
Halcon Resources Corp.:
8.63%, 2/01/20 (e)		340	298,350
8.88%, 5/15/21		744	245,520
9.25%, 2/15/22		1,257	414,810
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (e)	USD	1,758	$1,520,846
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22		1,254	1,065,900
Laredo Petroleum, Inc., 7.38%, 5/01/22		813	792,675
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21		1,390	973,000
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		1,045	407,550
8.63%, 4/15/20		58	23,345
7.75%, 2/01/21		1,971	773,618
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50%, 7/15/23		1,720	1,591,000
4.88%, 6/01/25		2,430	2,247,750
Matador Resources Co., 6.88%, 4/15/23 (e)		629	606,985
MEG Energy Corp., 7.00%, 3/31/24 (e)		8,954	7,319,895
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		635	425,450
6.88%, 8/01/22		1,212	760,530
Memorial Resource Development Corp., 5.88%, 7/01/22		6,313	5,744,830
NGPL PipeCo LLC (e):
7.12%, 12/15/17		1,565	1,455,450
9.63%, 6/01/19		891	828,630
7.77%, 12/15/37		3,380	2,906,800
Oasis Petroleum, Inc.:
6.50%, 11/01/21		2,153	1,733,165
6.88%, 3/15/22		1,310	1,087,300
6.88%, 1/15/23		355	280,450
Offshore Group Investment Ltd., 7.50%, 11/01/19		1,370	637,050
ONEOK, Inc., 7.50%, 9/01/23		1,215	1,215,000
Pacific Drilling SA, 5.38%, 6/01/20 (e)		826	594,720
Paramount Resources Ltd., 6.88%, 6/30/23 (e)		1,612	1,442,740
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (e)		4,536	4,445,280
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23 (e)		776	748,840
PDC Energy, Inc., 7.75%, 10/15/22		995	995,000
Petrobras Global Finance BV, 4.75%, 1/14/25	EUR	410	385,669
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (e)	USD	3,816	3,195,900
Range Resources Corp.:
5.75%, 6/01/21		568	545,280
5.00%, 8/15/22		530	488,925
5.00%, 3/15/23		1,193	1,091,595
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 4/15/23		2,059	2,001,616
Rockies Express Pipeline LLC (e):
6.00%, 1/15/19		2,524	2,524,000
6.88%, 4/15/40		2,350	2,232,500
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		1,747	1,589,770
5.63%, 11/15/23 (e)		1,041	931,695
RSP Permian, Inc., 6.63%, 10/01/22 (e)		2,402	2,353,960
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		1,590	1,566,150
5.63%, 4/15/23		3,087	2,998,249
5.75%, 5/15/24		5,625	5,498,437
5.63%, 3/01/25 (e)		1,618	1,564,404
Sanchez Energy Corp.:
7.75%, 6/15/21		547	462,215
6.13%, 1/15/23		7,602	5,701,500

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
SandRidge Energy, Inc. (h):
8.13%, 10/16/22	USD	141	$43,974
7.50%, 2/16/23		655	199,366
Seven Generations Energy Ltd. (e):
8.25%, 5/15/20		6,541	6,508,295
6.75%, 5/01/23		995	915,400
Seventy Seven Energy, Inc., 6.50%, 7/15/22		1,133	526,845
Seventy Seven Operating LLC, 6.63%, 11/15/19		1,112	733,920
SM Energy Co.:
6.50%, 11/15/21		1,365	1,324,050
6.13%, 11/15/22		5,130	4,924,800
6.50%, 1/01/23		951	914,387
5.00%, 1/15/24		135	115,425
5.63%, 6/01/25		324	287,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		1,566	1,566,000
5.50%, 8/15/22		1,711	1,514,235
Sunoco LP/Sunoco Finance Corp., 6.38%, 4/01/23 (e)		1,007	1,012,035
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		3,593	3,575,035
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (e)		3,154	3,154,000
Whiting Petroleum Corp.:
5.00%, 3/15/19		830	742,850
5.75%, 3/15/21		458	409,910
6.25%, 4/01/23		2,223	1,956,240
WPX Energy, Inc., 5.25%, 9/15/24		380	312,018

			174,824,835
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		197	187,150
Norbord, Inc., 6.25%, 4/15/23 (e)		1,605	1,613,025
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	530	600,687
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (e)	USD	1,335	1,331,663

			3,732,525
Pharmaceuticals — 5.6%
Concordia Healthcare Corp., 7.00%, 4/15/23 (e)		1,919	1,981,559
Endo Finance LLC/Endo Finco, Inc. (e):
7.25%, 12/15/20		628	654,690
7.75%, 1/15/22		696	742,980
6.00%, 7/15/23		4,074	4,236,960
6.00%, 2/01/25		6,477	6,655,117
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	1,525	1,734,202
Ephios Holdco II PLC, 8.25%, 7/01/23		450	508,691
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	4,047	4,112,764
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (e)		5,326	5,278,066
JLL/Delta Dutch Newco BV, 7.50%, 2/01/22 (e)		2,050	2,137,125
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)(e)		1,690	1,726,335
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 4/15/20 (e)		980	989,800
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (e)		453	505,095
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (e)		1,443	1,509,739
5.38%, 3/15/20 (e)		5,597	5,694,948
7.00%, 10/01/20 (e)		4,393	4,546,755
6.38%, 10/15/20 (e)		7,390	7,704,075
7.50%, 7/15/21 (e)		2,110	2,265,613
6.75%, 8/15/21 (e)		2,793	2,897,738
5.50%, 3/01/23 (e)		2,372	2,404,615
Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc. (concluded):
4.50%, 5/15/23	EUR	1,950	$2,105,655
5.88%, 5/15/23 (e)	USD	12,533	12,783,660
6.13%, 4/15/25 (e)		11,460	11,803,800

			84,979,982
Professional Services — 0.2%
Truven Health Analytics, Inc., 10.63%, 6/01/20		2,840	2,971,350
Real Estate Investment Trusts (REITs) — 0.7%
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	1,200	1,253,370
Corrections Corp. of America, 4.63%, 5/01/23	USD	1,550	1,519,000
Felcor Lodging LP, 6.00%, 6/01/25 (e)		2,295	2,332,294
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		2,811	2,930,467
Host Hotels & Resorts LP, 2.50%, 10/15/29 (e)(h)		815	1,132,341
iStar Financial, Inc.:
4.00%, 11/01/17		685	669,451
5.00%, 7/01/19		480	465,600

			10,302,523
Real Estate Management & Development — 1.4%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (e)		4,515	4,650,450
Punch Taverns Finance B Ltd., Series A6, 5.94%, 9/30/22	GBP	532	783,700
Punch Taverns Finance PLC, Series M3, 6.08%, 10/15/27 (d)(e)		1,202	1,696,912
Realogy Corp. (e):
7.63%, 1/15/20	USD	2,646	2,781,607
9.00%, 1/15/20		1,269	1,345,140
Realogy Group LLC/Realogy Co-Issuer Corp. (e):
4.50%, 4/15/19		2,421	2,436,131
5.25%, 12/01/21		3,700	3,769,375
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (e)		1,065	1,096,950
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (e)		2,305	2,132,125

			20,692,390
Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (e)		1,570	1,487,575
EC Finance PLC, 5.13%, 7/15/21	EUR	675	776,388
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (e)	USD	2,037	2,052,277
The Hertz Corp.:
7.50%, 10/15/18		3,220	3,288,425
5.88%, 10/15/20		370	373,833
7.38%, 1/15/21		2,360	2,460,300
6.25%, 10/15/22		1,490	1,516,075
United Rentals North America, Inc., 5.50%, 7/15/25		1,483	1,431,095
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (e)		1,093	1,112,565

			14,498,533
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		665	428,925
7.00%, 7/01/24		440	283,800
Micron Technology, Inc.:
5.25%, 1/15/24 (e)		4,745	4,400,987
5.50%, 2/01/25		830	771,900

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment (concluded)
NXP BV/NXP Funding LLC (e):
4.13%, 6/15/20	USD	2,975	$2,978,719
5.75%, 2/15/21		2,065	2,155,344
4.63%, 6/15/22		1,319	1,305,810
5.75%, 3/15/23		2,180	2,256,300
Sensata Technologies BV (e):
5.63%, 11/01/24		903	925,575
5.00%, 10/01/25		2,673	2,592,810

			18,100,170
Software — 1.7%
Audatex North America, Inc., 6.13%, 11/01/23 (e)		6,910	6,848,777
Igloo Holdings Corp., (8.25% Cash or 9.00% PIK), 8.25%, 12/15/17 (e)(f)		881	890,867
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (e)(f)		2,816	2,552,000
Infor US, Inc. (e):
5.75%, 8/15/20		1,221	1,224,053
6.50%, 5/15/22		6,333	5,937,188
Italics Merger Sub, Inc., 7.13%, 7/15/23 (e)		1,419	1,372,585
Nuance Communications, Inc., 5.38%, 8/15/20 (e)		2,430	2,434,568
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (e)		2,437	2,604,544
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (e)		1,472	1,517,926

			25,382,508
Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		1,168	1,217,640
The Hillman Group, Inc., 6.38%, 7/15/22 (e)		1,438	1,348,125
L Brands, Inc., 8.50%, 6/15/19		3,925	4,621,687
Magnolia BC SA, 9.00%, 8/01/20	EUR	752	904,826
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	1,390	2,058,302
Party City Holdings, Inc.:
8.88%, 8/01/20	USD	1,745	1,860,606
6.13%, 8/15/23 (e)		1,020	1,027,013
Penske Automotive Group, Inc.:
5.75%, 10/01/22		3,575	3,682,250
5.38%, 12/01/24		2,475	2,481,187
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		1,599	1,658,963
THOM Europe SAS, 7.38%, 7/15/19	EUR	1,190	1,398,789
TUI AG, 4.50%, 10/01/19		204	240,937
Twin Set-Simona Barbieri SpA, 5.86%, 7/15/19 (d)		415	431,485

			22,931,810
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co.:
6.88%, 5/01/22	USD	2,430	2,618,325
5.00%, 5/01/25		1,456	1,425,060
Polymer Group, Inc., 6.88%, 6/01/19 (e)		900	913,500
Springs Industries, Inc., 6.25%, 6/01/21		1,744	1,730,920
The William Carter Co., 5.25%, 8/15/21		788	813,610

			7,501,415
Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc.:
3.00%, 11/15/17 (h)		330	529,650
2.25%, 3/01/19 (h)		712	1,208,620
5.25%, 6/15/20		991	987,531

			2,725,801
Corporate Bonds	Par (000)		Value
Trading Companies & Distributors — 0.3%
Ashtead Capital, Inc. (e):
6.50%, 7/15/22	USD	2,451	$2,549,040
5.63%, 10/01/24		779	773,648
Travis Perkins PLC, 4.38%, 9/15/21	GBP	729	1,129,040

			4,451,728
Transportation Infrastructure — 0.3%
Aguila 3 SA, 7.88%, 1/31/18 (c)(e)	USD	2,496	2,533,440
CEVA Group PLC, 7.00%, 3/01/21 (e)		550	508,750
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (e)(f)		2,522	1,840,772

			4,882,962
Wireless Telecommunication Services — 5.4%
Communications Sales & Leasing, Inc. (e):
6.00%, 4/15/23		689	647,660
8.25%, 10/15/23		3,115	2,834,650
Crown Castle International Corp.:
4.88%, 4/15/22		215	220,644
5.25%, 1/15/23		3,571	3,736,159
Digicel Group Ltd., 7.13%, 4/01/22 (e)		2,085	1,816,556
Digicel Ltd., 6.00%, 4/15/21 (e)		7,669	7,023,347
The Geo Group, Inc.:
5.88%, 1/15/22		2,220	2,308,800
5.88%, 10/15/24		2,030	2,085,825
SBA Communications Corp., 4.88%, 7/15/22		3,775	3,741,969
Sprint Capital Corp., 8.75%, 3/15/32		1,330	1,258,512
Sprint Communications, Inc. (e):
9.00%, 11/15/18		13,529	15,067,924
7.00%, 3/01/20		6,812	7,235,706
Sprint Corp.:
7.88%, 9/15/23		7,009	6,737,401
7.13%, 6/15/24		6,142	5,679,446
7.63%, 2/15/25		1,620	1,511,662
T-Mobile USA, Inc.:
6.63%, 4/28/21		1,897	1,982,365
6.13%, 1/15/22		367	378,469
6.73%, 4/28/22		1,227	1,288,350
6.00%, 3/01/23		2,244	2,287,736
6.50%, 1/15/24		2,638	2,710,545
6.38%, 3/01/25		7,145	7,302,190
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	4,549	5,150,605

			83,006,521
Total Corporate Bonds — 109.0%			1,664,708,693

Floating Rate Loan Interests (d)
Air Freight & Logistics — 0.2%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21	USD	1,149	1,032,868
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,196	1,075,591
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		206	185,447
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,650	1,483,574

			3,777,480
Airlines — 1.0%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,331	2,324,987
Gol LuxCo SA, 1st Lien Term Loan, 6.00%, 8/19/20		3,885	3,860,719

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Airlines (concluded)
Northwest Airlines, Inc.:
2.25%, 3/10/17	USD	3,543	$3,463,825
1.63%, 9/10/18		3,774	3,613,206
1.64%, 9/10/18		1,909	1,828,107

			15,090,844
Auto Components — 0.5%
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		7,404	7,079,702
Building Products — 0.2%
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		1,042	1,034,136
Wilsonart LLC, Term Loan B, 4.00%, 10/31/19		2,291	2,269,784

			3,303,920
Capital Markets — 0.2%
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		2,953	2,945,847
Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		235	234,350
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		1,615	1,507,328

			1,741,678
Commercial Services & Supplies — 0.3%
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,801	2,516,085
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,607	2,568,579

			5,084,664
Communications Equipment — 0.5%
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		5,460	4,680,360
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		1,235	1,229,344
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		1,441	1,440,782

			7,350,486
Diversified Financial Services — 0.1%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		861	860,170
Diversified Telecommunication Services — 0.2%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,421	1,422,396
Level 3 Financing, Inc., 2019 Term Loan, 4.00%, 8/01/19		1,785	1,782,322

			3,204,718
Electrical Equipment — 0.4%
Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, 3.75%, 5/05/16		5,613	5,612,525
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		985	982,024
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		600	605,628
Health Care Equipment & Supplies — 0.2%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		804	803,445
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,110	2,097,340

			2,900,785
Health Care Providers & Services — 0.3%
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/06/22		1,670	1,638,687
Health Care Providers & Services (concluded)
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17	USD	1,219	$1,236,977
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/22		885	877,814
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		961	960,102

			4,713,580
Hotels, Restaurants & Leisure — 2.2%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		2,427	2,401,180
2nd Lien Term Loan, 8.00%, 8/01/22		2,567	2,567,830
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		2,137	2,131,267
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		5,791	5,559,070
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		8,313	7,920,926
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,756	1,740,075
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,845	1,840,589
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		1,880	1,875,758
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		6,928	6,924,186

			32,960,881
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		5,103	5,102,887
Industrial Conglomerates — 0.0%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		804	681,209
Internet Software & Services — 0.1%
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		1,400	1,398,005
IT Services — 1.0%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		555	550,837
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		2,695	2,684,409
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		11,942	11,843,010
2018 Term Loan, 3.70%, 9/24/18		200	198,350

			15,276,606
Machinery — 0.4%
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,865	2,834,542
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		3,375	3,140,960

			5,975,502
Media — 0.8%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		4,001	3,991,403
Term Loan, 0.00%, 7/03/16 (a)(i)		10,469	1
Clear Channel Communications, Inc., Term Loan D, 6.95%, 1/30/19		4,098	3,611,679
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		3,390	3,347,625
Tribune Media Co., Term Loan, 3.75%, 12/27/20		225	224,190
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		1,781	1,767,019

			12,941,917

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Metals & Mining — 0.1%
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22	USD	1,579	$1,560,215
Multiline Retail — 0.1%
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 8.50%, 3/26/20		1,065	1,054,350
Oil, Gas & Consumable Fuels — 0.3%
CITGO Holding Inc., 2015 Term Loan B, 9.50%, 5/12/18		4,366	4,375,295
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		418	415,797

			4,791,092
Pharmaceuticals — 1.1%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.20%, 2/27/21		4,725	4,714,981
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,211	4,182,725
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/21		1,797	1,782,656
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		4,589	4,581,196
Valeant Pharmaceuticals International, Inc., Term Loan B F1, 4.00%, 4/01/22		1,516	1,515,165

			16,776,723
Professional Services — 0.3%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,687	1,666,801
2014 2nd Lien Term Loan, 7.50%, 7/25/22		2,495	2,418,902

			4,085,703
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Letter of Credit, 0.05%, 10/10/16		228	225,318
Road & Rail — 0.2%
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		3,352	3,318,530
Software — 0.8%
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		260	258,700
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,692	2,612,588
Informatica Corp., Term Loan, 4.50%, 8/05/22		3,033	3,011,526
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		3,445	3,499,163
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		1,487	1,488,442
2015 Term Loan B2, 4.00%, 7/08/22		241	241,144
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		925	922,750

			12,034,313
Specialty Retail — 0.1%
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 7/28/22		1,544	1,541,113
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		6,071	5,372,890
Wireless Telecommunication Services — 0.2%
Lightsquared LP, Term Loan B, 17.00%, 1/01/16		1,889	2,984,816
Total Floating Rate Loan Interests — 12.7%			193,336,121
Collateralized Mortgage Obligations — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (d)(e)	USD	3,829	$3,840,996
Commercial Mortgage-Backed Securities — 0.1%
GAHR Commericial Mortgage Trust 2015-NRF, Series 2015-NRF, Class FFX, 3.49%, 12/15/19 (d)(e)		1,925	1,768,043
Total Non-Agency Mortgage-Backed Securities — 0.4%			5,609,039

Other Interests (j)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,250	10,938
Media — 0.0%
Adelphia Escrow (a)		4,000	40
Adelphia Recovery Trust (a)		5,016	502

			542
Total Other Interests — 0.0%			11,480

Preferred Securities	Par (000)

Capital Trusts
Banks — 3.9%
Banco Bilbao Vizcaya Argentaria SA (d)(k):
6.75%		400	448,411
7.00%		1,000	1,135,953
Bank of America Corp. (d)(k):
Series AA, 6.10%		5,579	5,446,499
Series V, 5.13%		3,440	3,375,500
Series X, 6.25%		6,416	6,351,840
Series Z, 6.50%		3,230	3,326,900
Bank of Ireland, 7.38% (d)(k)		250	286,608
Citigroup, Inc. (d)(k):
5.88%		2,405	2,382,453
5.95%		2,675	2,622,838
Series D, 5.95%		5,555	5,311,969
Series Q, 5.95%		1,165	1,155,382
JPMorgan Chase & Co. (d)(k):
6.75%		5,324	5,616,820
Series Q, 5.15%		850	803,250
Series U, 6.13%		4,228	4,228,000
Series V, 5.00%		5,615	5,474,625
RBS Capital Funding Trust VII, 6.08%, 12/31/49		122	2,657,272
Santander UK Group Holdings PLC, 7.38% (d)(k)		450	702,638
Wells Fargo & Co., (d)(k):
Series S, 5.90%		2,615	2,624,806
Series U, 5.88%		5,215	5,338,856

			59,290,620
Capital Markets — 1.1%
The Goldman Sachs Group, Inc., Series L, 5.70% (d)(k)		7,888	7,937,300
Morgan Stanley (d)(k):
Series H, 5.45%		3,810	3,781,425
Series J, 5.55%		2,475	2,471,906
State Street Corp., Series F, 5.25% (d)(k)		184	184,230
UBS Group AG (d)(k):
5.75%		800	928,358
7.00%		725	749,469

			16,052,688

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Consumer Finance — 0.3%
American Express Co., Series C, 4.90% (d)(k)	USD	4,295	$4,155,412
Diversified Financial Services — 0.2%
Barclays PLC, 7.88% (d)(k)		350	538,305
BNP Paribas SA, 7.38% (d)(e)(k)		725	742,400
Orange SA, 4.00% (d)(k)		1,225	1,416,740
Telefonica Europe BV, 4.20% (d)(k)		700	797,877

			3,495,322
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (e)(k)		400	422,116
Total Capital Trusts — 5.5%			83,416,158

Preferred Stocks		Shares
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 0.00%		711	554,524
Banks — 0.2%
RBS Capital Funding Trust, Series F, 6.25%		93,975	2,350,316
Capital Markets — 0.0%
CF-B L2 (D) LLC, 0.00% (Acquired 4/08/15, cost $551,905) (c)		551,905	555,106
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (d)(k)		17,386	452,036
Diversified Financial Services — 0.1%
Concrete Investments II, 0.00%		4,997	661,672
Hotels, Restaurants & Leisure — 1.3%
Amaya, Inc., 0.00%		19,851	19,798,189
Media — 0.0%
Emmis Communications Corp., Series A, 6.25% (h)		10,300	30,900
Total Preferred Stocks — 1.6%			24,402,743
Preferred Securities	Shares		Value

Trust Preferred — 0.4%
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 2/15/40, 8.13% (d)	USD	256,246	$6,518,827
Total Preferred Securities — 7.5%			114,337,728

Warrants
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15)		20,061,773	28,553
Peninsula Energy Ltd. (Expires 12/31/17)		11,552,784	18,910
Peninsula Energy Ltd. (Expires 12/31/18)		20,615,151	88,025

			135,488
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		6,494	55,823
Total Warrants — 0.0%			191,311
Total Long-Term Investments (Cost — $2,218,666,684) — 138.5%			2,115,437,424

Options Purchased (Cost — $38,133) — 0.0%			—
Total Investments (Cost — $2,218,704,817) — 138.5%			2,115,437,424
Liabilities in Excess of Other Assets — (38.5)%			(588,130,889)

Net Assets — 100.0%			$1,527,306,535

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(c)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $12,329,362 and an original cost of $18,189,454 which was 0.81% of its net assets.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Zero-coupon bond.

(h)	Convertible security.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Security is perpetual in nature and has no stated maturity date.

During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trusts for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class[1]	3,602,081	(3,602,081)	—	$956
[1] No longer held by the Trust as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	41

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments as of August 31, 2015

Financial Futures Contracts

Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(46)	German Euro BOBL Futures	Eurex	September 2015	USD	6,712,009	$28,326
(21)	German Euro-Bund Futures	Eurex	September 2015	USD	3,607,591	52,384
(1,119)	S&P 500 E-Mini Index	Chicago Mercantile	September 2015	USD	110,176,740	6,215,370
(13)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD	1,651,812	1,609
(30)	U.S. Ultra Long-Term Bond	Chicago Board of Trade	December 2015	USD	4,752,187	(7,053)
(34)	Long Gilt Future	NYSE Liffe	December 2015	USD	6,114,155	20,308
Total						$6,310,944

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,440,000	USD	1,093,247	BNP Paribas S.A.	10/20/15	$1,175
CAD	2,945,000	USD	2,242,357	Goldman Sachs International	10/20/15	(4,113)
CAD	1,965,000	USD	1,475,336	Goldman Sachs International	10/20/15	18,093
CAD	588,000	USD	451,861	State Street Bank and Trust Co.	10/20/15	(4,972)
EUR	326,000	USD	361,026	Barclays Bank PLC	10/20/15	5,063
EUR	359,000	USD	393,531	Citibank N.A.	10/20/15	9,616
EUR	676,000	USD	741,093	Citibank N.A.	10/20/15	18,035
EUR	429,000	USD	476,553	Goldman Sachs International	10/20/15	5,202
EUR	859,000	USD	948,122	Goldman Sachs International	10/20/15	16,511
EUR	970,000	USD	1,070,608	Goldman Sachs International	10/20/15	18,674
EUR	103,000	USD	116,981	Goldman Sachs International	10/20/15	(1,315)
EUR	400,000	USD	441,146	UBS AG	10/20/15	8,043
GBP	447,000	USD	696,023	Goldman Sachs International	10/20/15	(10,280)
GBP	534,000	USD	835,769	State Street Bank and Trust Co.	10/20/15	(16,559)
USD	1,199,834	AUD	1,605,000	UBS AG	10/20/15	60,448
USD	41,796,838	CAD	53,970,000	Westpac Banking Corp.	10/20/15	778,826
USD	693,079	EUR	632,000	Barclays Bank PLC	10/20/15	(16,639)
USD	102,396	EUR	93,000	Goldman Sachs International	10/20/15	(2,041)
USD	326,961	EUR	300,000	HSBC Bank PLC	10/20/15	(9,930)
USD	379,446	EUR	343,000	Standard Chartered Bank	10/20/15	(5,733)
USD	109,453	EUR	98,000	Toronto-Dominion Bank	10/20/15	(598)
USD	96,150,394	EUR	87,118,000	UBS AG	10/20/15	(1,680,635)
USD	449,751	GBP	289,000	Goldman Sachs International	10/20/15	6,396
USD	47,631,582	GBP	30,615,000	HSBC Bank PLC	10/20/15	665,086
USD	303,040	GBP	194,000	State Street Bank and Trust Co.	10/20/15	5,424
USD	604,867	GBP	390,000	UBS AG	10/20/15	6,567
Total						$(129,656)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD 942.86	39	—

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 2	5.00%	Chicago Mercantile Exchange	6/20/20	B	USD 9,558	$(148,142)
[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Abengoa SA	5.00%	Citibank N.A.	9/20/20	EUR 38	$21,767	$22,500	$(733)
Abengoa SA	5.00%	Citibank N.A.	9/20/20	EUR 23	13,174	13,618	(444)
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR 38	21,767	22,091	(324)
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR 70	40,096	42,200	(2,104)
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	9/20/20	EUR 50	(4,721)	(5,228)	507
Total					$92,083	$95,181	$(3,098)

OTC Credit Default Swaps — Sold Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	NR	USD	8,180	$1,196,704	—	$1,196,704
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	200	(27,037)	$(19,515)	(7,522)
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	200	(27,036)	(19,514)	(7,522)
Glencore International AG	1.00%	Credit Suisse International	9/20/20	BBB	EUR	70	(9,462)	(7,127)	(2,335)
Total							$1,133,169	$(46,156)	$1,179,325

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Fixed Rate/Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Depreciation
IBoxx USD Liquid High Yield Index	3-month LIBOR	JPMorgan Chase Bank N.A.	9/20/15	234,500	$(46,700)	—	$(46,700)
IBoxx USD Liquid High Yield Index	3-month LIBOR	JPMorgan Chase Bank N.A.	3/20/16	468,000	(83,400)	—	(83,400)
IBoxx USD Liquid High Yield Index	3-month LIBOR	JPMorgan Chase Bank N.A.	3/20/16	466,750	(70,900)	—	(70,900)
Ishare Iboxx High Yield Corp Bond ETF	1-month LIBOR minus 1.50%	Citibank N.A.	9/25/15	37,229	(274,248)	—	(274,248)
IBoxx USD Liquid High Yield Index	3-month LIBOR	JPMorgan Chase Bank N.A.	6/20/16	231,500	(16,700)	—	(16,700)
Total					$(491,948)	—	$(491,948)

Transactions in Options Written for the Year Ended August 31, 2015

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	—	—	—	$13,827	$1,309,730
Options expired	—	—	—	—	(2,400)	(119,906)
Options closed	—	—	—	—	(11,427)	(1,189,824)

Outstanding options, end of year	—	—	—	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	43

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	$6,215,370	—	$102,627	$6,317,997
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,623,159	—	1,623,159
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,297,620	—	—	—	1,297,620
Total		—	$1,297,620	$6,215,370	$1,623,159	$102,627	$9,238,776

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	—	$7,053	$7,053
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,752,815	—	1,752,815
Swaps — Centrally cleared	Net unrealized appreciation (depreciation)	—	$148,142	—	—	—	148,142
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	72,368	$274,248	—	217,700	564,316
Total		—	$220,510	$274,248	$1,752,815	$224,753	$2,472,326

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$(11,465,060)	—	$446,046	$(11,019,014)
Foreign currency transactions	—	—	—	$45,006,799	—	45,006,799
Options purchased[1]	—	—	(602,636)	—	—	(602,636)
Options written	—	—	420,152	—	—	420,152
Swaps	—	$1,459,066	44,649	—	42,914	1,546,629

Total	—	$1,459,066	$(11,602,895)	$45,006,799	$488,960	$35,351,930

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$7,102,151	—	$95,574	$7,197,725
Foreign currency translations	—	—	—	$(7,072,502)	—	(7,072,502)
Swaps	—	$(1,629,664)	(274,248)	—	(217,700)	(2,121,612)

Total	—	$(1,629,664)	$6,827,903	$(7,072,502)	$(122,126)	$(1,996,389)

[1] Options purchased are included in net realized gain (loss) from investments.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$146,374,074
Foreign currency exchange contracts:
Average USD amounts purchased	$227,846,533
Average USD amounts sold	$15,166,022
Options:
Average market value of option contracts purchased	$342,942
Average market value of option contracts written	$91,481
Credit default swaps:
Average notional value — buy protection	$61,438
Average notional value — sell protection	$19,006,248
Interest rate swaps:
Average notional amount — received fixed rate	$3,501,875
Total return swaps:
Average notional amount	$12,809,156

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,193,120	$73
Forward foreign currency exchange contracts	1,623,159	1,752,815
Swaps — Centrally cleared	—	24,343
Swaps — OTC[1]	1,297,620	564,316

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	4,113,899	2,341,547

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,193,120)	(24,416)

Total derivative assets and liabilities subject to an MNA	$2,920,779	$2,317,131

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$5,063	$(5,063)	—	—	—
BNP Paribas S.A.	1,175	—	—	—	$1,175
Citibank N.A.	63,769	(63,769)	—	—	—
Deutsche Bank AG	1,196,704	—	—	$(1,196,704)	—
Goldman Sachs International	129,674	(25,405)	—	(100,000)	4,269
HSBC Bank PLC	665,086	(9,930)	—	—	655,156
State Street Bank and Trust Co.	5,424	(5,424)	—	—	—
UBS AG	75,058	(75,058)	—	—	—
Westpac Banking Corp.	778,826	—	—	—	778,826

Total	$2,920,779	$(184,649)	—	$(1,296,704)	$1,439,426

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$16,639	$(5,063)	—	—	$11,576
Citibank N.A.	329,498	(63,769)	—	$(80,000)	185,729
Credit Suisse International	9,462	—	—	—	9,462
Goldman Sachs International	25,405	(25,405)	—	—	—
HSBC Bank PLC	9,930	(9,930)	—	—	—
JPMorgan Chase Bank N.A.	217,700	—	—	—	217,700
Standard Chartered Bank	5,733	—	—	—	5,733
State Street Bank and Trust Co.	21,531	(5,424)	—	—	16,107
Toronto-Dominion Bank	598	—	—	—	598
UBS AG	1,680,635	(75,058)	—	—	1,605,577

Total	$2,317,131	$(184,649)	—	$(80,000)	$2,052,482

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	45

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$45,959,795	$44,716,519	$3,739,028	$94,415,342
Asset-Backed Securities	—	36,891,612	5,936,098	42,827,710
Corporate Bonds	—	1,639,547,810	25,160,883	1,664,708,693
Floating Rate Loan Interests	—	167,778,906	25,557,215	193,336,121
Non-Agency Mortgage-Backed Securities	—	5,609,039	—	5,609,039
Other Interests	—	502	10,978	11,480
Preferred Securities	12,009,351	81,313,410	21,014,967	114,337,728
Warrants	116,579	—	74,732	191,311

Total	$58,085,725	$1,975,857,798	$81,493,901	$2,115,437,424

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,197,211	—	$1,197,211
Equity contracts	$6,215,370	—	—	6,215,370
Forward foreign currency contracts	—	1,623,159	—	1,623,159
Interest rate contracts	102,627	—	—	102,627
Liabilities:
Credit contracts	—	(169,126)	—	(169,126)
Equity contracts	—	(274,248)	—	(274,248)
Forward foreign currency contracts	—	(1,752,815)	—	(1,752,815)
Interest rate contracts	(7,053)	(217,700)	—	(224,753)

Total	$6,310,944	$406,481	—	$6,717,425

[1] Derivative financial instruments are swaps, financial futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,717,546	—	—	$3,717,546
Cash pledged for financial futures contracts	5,554,390	—	—	5,554,390
Cash pledged for centrally cleared swaps	522,750	—	—	522,750
Cash pledged as collateral for OTC derivatives	80,000	—	—	80,000
Foreign currency at value	259,072	—	—	259,072
Liabilities:
Bank borrowings payable	—	$(631,000,000)	—	(631,000,000)
Cash received as collateral for OTC derivatives	—	(1,600,000)	—	(1,600,000)

Total	$10,133,758	$(632,600,000)	—	$(622,466,242)

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (HYT)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2014	$56,896,277	$6,775,056	$29,135,018	$38,229,343	$10,978	$1,011,134	$4,857	$132,062,663
Transfers into Level 3[1]	115,217	246,282	—	6,682,862	—	—	118,682	7,163,043
Transfers out of Level 3[2,3]	(34,568,221)	(4,058,431)	—	(9,369,064)	—	—	—	(47,995,716)
Accrued discounts/premiums	(9,007)	8,557	(19,174)	247,598	—	6,594	—	234,568
Net realized gain (loss)	(7,831,416)	28,099	(10,299,788)	174,262	—	—	(26,001)	(17,954,844)
Net change in unrealized appreciation (depreciation)[4,5]	(11,703,580)	119,783	9,567,015	(1,041,265)	—	1,151,144	(16,594)	(1,923,497)
Purchases	839,758	5,562,958	4,670,662	10,289,736	—	18,846,095	—	40,209,209
Sales	—	(2,746,206)	(7,892,850)	(19,656,257)	—	—	(6,212)	(30,301,525)
Closing Balance, as of August 31, 2015	$3,739,028	$5,936,098	$25,160,883	$25,557,215	$10,978	$21,014,967	$74,732	$81,493,901

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[5]	$(19,534,992)	$120,039	$(839,897)	$(472,024)	—	$1,151,144	$(43,950)	$(19,619,680)

[1]    As of August 31, 2014, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2015, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,163,043 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of August 31, 2014, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $45,512,500 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]    As of August 31, 2014, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,483,216 transferred from Level 3 to Level 1 in the disclosure hierarchy.

[4] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[5]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $52,519,260. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$3,739,025	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[6]	CAD $0.021x–CAD $0.22x7
			Current Fiscal Year EBITDA Multiple[6]	4.63x–4.88x
			Discontinued Operations Expected Sale Proceeds[6]	$70[8]
			Last 12 Months EBITDA Multiple[6]	4.63x
			PV-10 Multiple[6,9]	0.01x–0.08x7
Corporate Bonds	25,160,883	Discounted Cash Flow	Internal Rate of Return[10]	10.0%–10.5%
		Par	Call Price[6]	—
Warrants	74,733	Last Dealer Mark — Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[10]	120.0%
		Black-Scholes	Implied Volatility[10]	47.66%

Total	$28,974,641

[6] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[7] The weighted average of unobservable inputs are as follows: CAD $0.22x for 2P+2C and 0.08x for PV-10 Multiple.
[8] Amount is stated in millions.
[9] Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.
[10] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	47

Schedule of Investments August 31, 2015	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 0.4%
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.63%, 10/25/35 (a)	$1,875		$1,646,614
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	17		16,998
Series 1996-20G, 7.70%, 7/01/16	19		19,742
Series 1996-20H, 7.25%, 8/01/16	21		21,477
Series 1996-20K, 6.95%, 11/01/16	63		64,558
Series 1997-20C, 7.15%, 3/01/17	32		33,330

			1,802,719
Interest Only Asset-Backed Securities — 0.1%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 3/15/21	479		4,502
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	2,133		146,630
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)	5,534		371,833

			522,965
Total Asset-Backed Securities — 0.5%			2,325,684

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18	16		16
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	333		322,479
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.47%, 10/25/35 (a)	2,092		1,901,236
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.25%, 8/25/23 (a)	40		45,063
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	406		415,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.52%, 8/25/34 (a)	911		905,970

			3,590,458
Commercial Mortgage-Backed Securities — 0.6%
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420		2,530,211
Interest Only Collateralized Mortgage Obligations — 0.5%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1A, 0.00%, 5/25/33 (a)	20,824		99,126
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	554		147,050
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	1		8
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	2,511		26
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	58,356		102,765
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (c)	6,697		100,454
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	157		14,424
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	153		7,139
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.83%, 3/20/35 (a)	29,606		814,161
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 4.26%, 8/25/36 (a)	13,331		1,199,788
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 5/15/29 (a)	$31,857		$3

			2,484,944
Principal Only Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust (d):
Series 2003-J5, 0.00%, 7/25/33	166		150,722
Series 2003-J8, 0.00%, 9/25/23	94		91,183
Drexel Burnham Lambert CMO Trust, Series K, Class 1, 0.00%, 9/23/17 (d)	—	(e)	453
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 2/25/36 (d)	431		292,676
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 0.00%, 4/25/24 (d)	5		4,676
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35 (d)	190		136,894

			676,604
Total Non-Agency Mortgage-Backed Securities — 2.1%			9,282,217

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.5%
Federal Housing Administration:
USGI Projects, Series 99, 7.43%, 6/01/21 - 10/01/23	3,124		3,027,101
Reilly Projects, Series 41, 8.28%, 3/01/20	46		44,924
Resolution Funding Corp., 0.00%, 4/15/30 (d)	13,000		8,222,422

			11,294,447
Collateralized Mortgage Obligations — 63.9%
Fannie Mae Mortgage-Backed Securities:
Series 2014-28, Class BD, 3.50%, 1/25/42 - 8/25/43	23,221		24,193,287
Series 2011-117, Class CP, 4.00%, 12/25/40 - 11/25/41	17,410		18,884,034
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		49,427,855
Series 2010-47, Class JB, 5.00%, 5/25/30	10,000		11,139,750
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,388,584
Series 2004-31, Class ZG, 7.50%, 5/25/34	4,277		5,273,687
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	150		183,479
Series 2005-73, Class DS, 17.03%, 8/25/35 (a)	989		1,227,051
Series 1991-87, Class S, 26.15%, 8/25/21 (a)	16		22,094
Series G-49, Class S, 1,014.06%, 12/25/21 (a)	—	(e)	308
Series G-17, Class S, 1,060.36%, 6/25/21 (a)	64		831
Series G-33, Class PV, 1,078.42%, 10/25/21	62		321
Series G-07, Class S, 1,122.08%, 3/25/21 (a)	—	(e)	1,259
Series 1991-46, Class S, 2,473.34%, 5/25/21 (a)	45		2,387
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 3.14%, 1/25/28 (a)	1,144		1,197,033
Series 4242, Class PA, 3.50%, 5/15/41	7,842		8,310,271
Series 4016, Class BX, 4.00%, 11/15/40 - 9/15/41	26,292		28,523,092
Series 4316, Class VB, 4.50%, 8/15/32 - 3/15/34	20,787		22,709,490
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,527,740
Series 2927, Class BZ, 5.50%, 5/15/23 - 2/15/35	10,574		11,346,457
Series 2542, Class UC, 6.00%, 12/15/22	2,521		2,749,364
Series 0040, Class K, 6.50%, 8/17/24	147		167,847

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
Series 2218, Class Z, 8.50%, 3/15/20 - 3/15/30	$2,556		$2,979,728
Series 0173, Class R, 9.00%, 11/15/21	4		4
Series 0173, Class RS, 9.47%, 11/15/21 (a)	—	(e)	5
Series 0075, Class R, 9.50%, 1/15/21	—	(e)	1
Series 2861, Class AX, 10.50%, 9/15/34 (a)	18		18,303
Series 1160, Class F, 39.32%, 10/15/21 (a)	7		12,383
Series 0075, Class RS, 64.55%, 1/15/21 (a)	—	(e)	1
Series 1057, Class J, 1,008.00%, 3/15/21	35		357
Series 0192, Class U, 1,009.03%, 2/15/22 (a)	1		20
Series 0019, Class R, 16,263.61%, 3/15/20 (a)	2		313
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	19,300		20,423,511
Series 2011-88, Class PY, 4.00%, 1/20/39 - 6/20/41	51,891		55,357,542
Series 2004-89, Class PE, 6.00%, 10/20/34	300		314,257

			289,382,646
Interest Only Collateralized Mortgage Obligations — 3.0%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	131		4,258
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	81		2,898
Series 2013-45, Class EI, 4.00%, 2/25/27 - 4/25/43	17,277		2,023,490
Series 2010-74, Class DI, 5.00%, 12/25/39	8,436		542,977
Series 1997-90, Class M, 6.00%, 1/25/28	2,008		332,033
Series 1999-W4, 6.50%, 12/25/28	151		16,396
Series 2011-124, Class GS, 6.50%, 3/25/37 (a)	12,856		1,438,987
Series 1993-199, Class SB, 7.30%, 10/25/23 (a)	106		4,982
Series 089, Class 2, 8.00%, 10/25/18	1		74
Series 007, Class 2, 8.50%, 4/25/17	1		43
Series G92-05, Class H, 9.00%, 1/25/22	12		681
Series 094, Class 2, 9.50%, 8/25/21	1		170
Series 1990-136, Class S, 19.88%, 11/25/20 (a)	5,083		6,786
Series 1991-139, Class PT, 648.35%, 10/25/21	88		608
Series 1991-099, Class L, 930.00%, 8/25/21	40		314
Series 1990-123, Class M, 1,009.50%, 10/25/20	8		84
Series G92-12, Class C, 1,016.90%, 2/25/22	66		327
Series G-10, Class S, 1,085.52%, 5/25/21 (a)	203		4,296
Series G-12, Class S, 1,152.33%, 5/25/21 (a)	134		2,218
Freddie Mac Mortgage-Backed Securities:
Series 2559, 0.50%, 8/15/30 (a)	55		558
Series 3744, Class PI, 4.00%, 1/15/35 - 6/15/39	33,208		2,690,883
Series 4026, 4.50%, 4/15/32	4,230		613,915
Series 2611, Class QI, 5.50%, 9/15/32	985		77,029
Series 1043, Class H, 44.11%, 2/15/21 (a)	4,325		7,884
Series 1054, Class I, 864.20%, 3/15/21 (a)	31		512
Series 0176, Class M, 1,010.00%, 7/15/21	13		262
Series 1056, Class KD, 1,084.50%, 3/15/21	21		269
Series 1148, Class E, 1,173.55%, 10/15/21 (a)	34		494
Series 0200, Class R, 197,306.60%, 12/15/22 (a)	—	(e)	442
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-116, Class KS, 6.27%, 12/16/39	2,025		329,871
Series 2011-52, Class MJ, 6.45%, 4/20/41	12,768		2,621,059
Series 2011-52, Class NS, 6.47%, 4/16/41	14,253		2,606,520

			13,331,320
U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 69.4%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (f)	$25,423		$25,679,905
3.50%, 10/01/42 - 9/01/45 (f)(g)	31,800		33,036,891
4.00%, 1/01/41 - 9/01/42 (f)	28,043		29,969,065
4.50%, 8/01/25 - 9/01/45 (f)(g)	79,468		87,103,064
5.00%, 1/01/23 - 9/01/45 (f)(g)	63,449		70,158,680
5.50%, 1/01/16 - 10/01/39 (f)	27,930		30,788,673
5.97%, 8/01/16	2,884		2,963,670
6.00%, 9/01/45 (g)	21,800		24,634,000
6.50%, 12/01/37 - 10/01/39	7,740		8,885,241
7.50%, 2/01/22	—	(e)	52
9.50%, 1/01/19 - 9/01/19	1		1,491
Freddie Mac Mortgage-Backed Securities:
2.48%, 1/01/35 (a)	177		181,382
2.55%, 10/01/34 (a)	106		108,739
3.14%, 11/01/17 (a)	1		1,062
5.00%, 2/01/22 - 4/01/22	242		261,015
9.00%, 9/01/20	12		11,957
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21 - 12/15/23	106		111,165
8.00%, 10/15/22 - 8/15/27	47		49,604
9.00%, 4/15/20 - 9/15/21	3		2,899

			313,948,555
Principal Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities (d):
Series 1999-W4, 0.00%, 2/25/29	79		72,389
Series 2002-13, Class PR, 0.00%, 2/25/21 - 3/25/32	278		257,107
Freddie Mac Mortgage-Backed Securities, 0.00%, 11/15/22 - 11/15/28 (d)	642		608,678

			938,174
Total U.S. Government Sponsored Agency Securities — 139.0%			628,895,142

U.S. Treasury Obligations
U.S. Treasury Notes:
1.00%, 11/30/19	2,965		2,910,758
1.38%, 8/31/20	4,045		4,012,976
1.63%, 11/15/22	780		761,952
2.00%, 8/15/25	2,860		2,808,982
Total U.S. Treasury Obligations — 2.3%			10,494,668
Total Long-Term Investments (Cost — $649,179,421) — 143.9%			650,997,711

Short-Term Securities	Shares
Money Market Funds — 5.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (h)(i)	24,634,500		24,634,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	49

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreement (j) — 0.2%
Credit Suisse Securities (USA) LLC, 0.14%, Open (Purchased on 6/10/15 to be repurchased at $847,270. collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $882,218, respectively) (k)	$847	$847,000
Total Short-Term Securities (Cost — $25,481,500) — 5.6%		25,481,500
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $674,660,921) — 149.5%		676,479,211

Borrowed Bonds
U.S. Treasury Bonds, 2.75%, 11/15/42	917	(882,218)
Total Borrowed Bonds (Proceeds — $842,347) — (0.2)%		(882,218)
TBA Sale Commitments	Par (000)	Value
Fannie Mae Mortgage-Backed Securities (g):
4.50%, 9/01/30	$3,300	$(3,430,196)
5.00%, 9/01/30 - 10/01/45	26,000	(28,650,151)
Total TBA Sale Commitments (Proceeds — $32,096,477) — (7.1)%		(32,080,347)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments (Cost — $641,722,097) — 142.2%		643,516,646
Liabilities in Excess of Other Assets — (42.2)%		(190,900,628)

Net Assets — 100.0%		$452,616,018

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Amount is less than $500.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2015 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$11,513,734	$49,516
Barclays Bank PLC	$(5,946,222)	$4,746
Credit Suisse Securities (USA) LLC	$2,926,125	$9,281
Goldman Sachs & Co.	$16,364,170	$(80,595)
Morgan Stanley & Co. LLC	$(3,635,242)	$3,156

(h)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,012,499	16,622,001	24,634,500	$8,462

(i)	Represents the current yield as of report date.

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(k)	The amount to be repurchased assumes the maturity will be the day after the report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

As of August 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.31%	4/20/15	Open	$15,009,000	$15,020,644
BNP Paribas Securities Corp.	0.19%	6/10/15	Open	2,880,000	2,880,963
HSBC Securities (USA) Inc.	0.35%	8/12/15	9/14/15	155,765,000	155,793,773
Total				$173,654,000	$173,695,380

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments as of August 31, 2015

Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(12)	90-Day Euro-Dollar	Chicago Mercantile	December 2015	$2,985,600	$(10,523)
(259)	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$56,583,406	116,992
134	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$16,004,625	(73,076)
(170)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$21,600,625	64,475
(593)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	$91,692,625	2,263,786
141	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	$22,335,281	(162,300)
(12)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	$2,981,400	(10,298)
Total					$2,189,056

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.87%[1]	3-month LIBOR	Goldman Sachs Bank USA	1/25/16	$5,500	$96,660	—	$96,660
2.81%[1]	3-month LIBOR	Citibank N.A.	2/06/16	$20,000	204,962	—	204,962
5.72%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	7/14/16	$5,400	242,199	—	242,199
4.31%[2]	3-month LIBOR	Deutsche Bank AG	10/01/18	$60,000	(5,642,164)	—	(5,642,164)
3.43%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	3/28/21	$6,000	542,164	$(156,184)	698,348
5.41%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	8/15/22	$9,565	2,188,709	—	2,188,709
Total					$(2,367,470)	$(156,184)	$(2,211,286)

[1] Trust pays a floating rate and receives fixed rate.
[2] Trust pays a fixed rate and receives floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	—	$2,445,253	$2,445,253
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	3,430,878	3,430,878
Total		—	—	—	—	$5,876,131	$5,876,131

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	—	$256,197	$256,197
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	5,798,348	5,798,348
Total		—	—	—	—	$6,054,545	$6,054,545

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	51

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(7,949,761)	$(7,949,761)
Swaps	—	—	—	—	(21,544)	(21,544)

Total	—	—	—	—	$(7,971,305)	$(7,971,305)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$3,049,518	$3,049,518
Swaps	—	—	—	—	(595,170)	(595,170)

Total	—	—	—	—	$2,454,348	$2,454,348

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$24,296,615
Average notional value of contracts — short	$202,725,809
Interest rate swaps:
Average notional value — pays fixed rate	$60,000,000
Average notional value — receives fixed rate	$59,040,000

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$404,932	$100,469
Swaps — OTC[1]	3,430,878	5,798,348

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,835,810	5,898,817

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(404,932)	(100,469)

Total derivative assets and liabilities subject to an MNA	$3,430,878	$5,798,348

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets
Citibank N.A.	$204,962	—	—	$(204,962)	—
Goldman Sachs Bank USA	96,660	—	—	(96,660)	—
JP Morgan Chase Bank N.A.	3,129,256	$(156,184)	—	(2,973,072)	—

Total	$3,430,878	$(156,184)	—	$(3,274,694)	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities
Deutsche Bank AG	$5,642,164	—	—	$(5,642,164)	—
JP Morgan Chase Bank N.A.	156,184	$(156,184)	—	—	—

Total	$5,798,348	$(156,184)	—	$(5,642,164)	—

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,802,719	$522,965	$2,325,684
Non-Agency Mortgage-Backed Securities	—	7,167,798	2,114,419	9,282,217
U.S. Government Sponsored Agency Securities	—	625,822,351	3,072,791	628,895,142
U.S. Treasury Obligations	—	10,494,668	—	10,494,668
Short-Term Securities:
Money Market Funds	$24,634,500	—	—	24,634,500
Borrowed Bond Agreement	—	847,000	—	847,000
Liabilities:
Investments:
Borrowed Bonds	—	(882,218)	—	(882,218)
TBA Sale Commitments	—	(32,080,347)	—	(32,080,347)

Total	$24,634,500	$613,171,971	$5,710,175	$643,516,646

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$2,445,253	$3,430,878	—	$5,876,131
Liabilities:
Interest rate contracts	(256,197)	(5,642,164)	—	(5,898,361)

Total	$2,189,056	$(2,211,286)	—	$(22,230)

[1] Derivative financial instruments are financial futures contracts and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$6,500,000	—	—	$6,500,000
Cash pledged for financial futures contracts	1,991,310	—	—	1,991,310
Cash pledged as collateral for reverse repurchase agreements	1,166,000	—	—	1,166,000
Liabilities:
Bank overdraft	—	$(2,492)	—	(2,492)
Cash received as collateral for OTC swaps	—	(3,970,000)	—	(3,970,000)
Reverse repurchase agreements	—	(173,695,380)	—	(173,695,380)

Total	$9,657,310	$(177,667,872)	—	$(168,010,562)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	53

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2014	$626,872	$2,708,549	$3,612,672	$6,948,093
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(142,382)	—	(11,399)	(153,781)
Net realized gain (loss)	(240,622)	18	(15,176)	(255,780)
Net change in unrealized appreciation (depreciation)[1,2]	279,097	(594,130)	28,146	(286,887)
Purchases	—	—	—	—
Sales	—	(18)	(541,452)	(541,470)
Closing Balance, as of August 31, 2015	$522,965	$2,114,419	$3,072,791	$5,710,175

Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2015[2]	$279,097	$(594,130)	$24,901	$(290,132)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2015

Statements of Assets and Liabilities

August 31, 2015	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund, Inc. (HYT)[1]		BlackRock Income Trust, Inc. (BKT)

Assets
Investments at value — unaffiliated[2]	$1,057,529,543		$2,115,437,424		$651,844,711
Investments at value — affiliated[3]	9,920,365		—		24,634,500
Cash	—		3,717,546		—
Cash pledged:
Collateral — reverse repurchase agreements	2,140,000		—		1,166,000
Collateral — OTC derivatives	5,660,000		80,000		6,500,000
Financial futures contracts	1,435,050		5,554,390		1,991,310
Centrally cleared swaps	109,150		522,750		—
Foreign currency at value[4]	371,446		259,072		—
Receivables:
Investments sold	423,723		7,498,768		651,873
Swaps	15,098		224,244		248,798
TBA sale commitments	—		—		32,096,477
Dividends	27,422		5,087		—
Interest	11,586,687		33,472,323		2,298,234
Principal paydowns	—		—		3,691
Swap premiums paid	65,728		100,409		—
Unrealized appreciation on forward foreign currency exchange contracts	545,127		1,623,159		—
Unrealized appreciation on OTC swaps	352,503		1,197,211		3,430,878
Variation margin receivable on financial futures contracts	91,288		1,193,120		404,932
Variation margin receivable on centrally cleared swaps	36,061		—		—
Prepaid expenses	10,657		24,912		9,876
Other assets	24,449		—		3,234

Total assets	1,090,344,297		2,170,910,415		725,284,514

Liabilities
Bank overdraft	—		—		2,492
Bank borrowings	—		631,000,000		—
Cash received:
Collateral — OTC derivatives	—		1,600,000		3,970,000
Borrowed bonds at value[5]	—		—		882,218
Options written at value[6]	5,673,389		—		—
TBA sale commitments at value[7]	—		—		32,080,347
Reverse repurchase agreements	303,651,289		—		173,695,380
Payables:
Reverse repurchase agreements	7,592,237		—		—
Investments purchased	—		4,257,996		54,012,772
Swaps	7,510		—		1,111,408
Administration fees	—		—		115,485
Income dividends	80,809		502,342		55,766
Interest expense	—		518,729		7,469
Investment advisory fees	935,191		2,254,826		498,934
Officer’s and Trustees’ fees	183,997		420,869		154,808
Other accrued expenses	296,073		707,571		182,600
Swap premiums received	127,291		51,384		156,184
Unrealized depreciation on forward foreign currency exchange contracts	348,745		1,752,815		—
Unrealized depreciation on OTC swaps	103,763		512,932		5,642,164
Variation margin payable on financial futures contracts	261,762		73		100,469
Variation margin payable on centrally cleared swaps	19,444		24,343		—
Other liabilities	240,760		—		—
Commitments and contingencies	—	[8]	—	[8]	—

Total liabilities	319,522,260		643,603,880		272,668,496

Net Assets	$770,822,037		$1,527,306,535		$452,616,018

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	55

Statements of Assets and Liabilities (concluded)

August 31, 2015	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Net Assets Consist of
Paid-in capital[9,10,11]	$761,161,052	$1,782,827,848	$478,262,054
Undistributed (distributions in excess of) net investment income	(17,798)	22,469,916	7,048,258
Undistributed net realized gain (accumulated net realized loss)	(4,082,568)	(181,438,897)	(34,469,676)
Net unrealized appreciation (depreciation)	13,761,351	(96,552,332)	1,775,382

Net Assets	$770,822,037	$1,527,306,535	$452,616,018

Net asset value, offering and redemption price per share	$14.29	$12.06	$7.08

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$1,043,862,489	$2,218,704,817	$650,026,421
[3] Investments at cost — affiliated	$9,920,365	—	$24,634,500
[4] Foreign currency at cost	$378,798	$259,184	—
[5] Proceeds received from borrowed bonds	—	—	$842,347
[6] Premiums received	$6,793,257	—	—
[7] Proceeds from TBA sale commitments	—	—	$32,096,477
[8] See Note 4 and Note 12 of the Notes to Financial Statements for details of commitments and contingencies.
[9] Par value	$0.001	$0.100	$0.010
[10] Shares outstanding	53,935,126	126,599,668	63,942,535
[11] Shares authorized	unlimited	200 million	200 million

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2015

Statements of Operations

Year Ended August 31, 2015	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Investment Income
Interest	$48,240,193	$129,848,854	$25,022,450
Dividends — unaffiliated	645,964	2,876,646	—
Dividends — affiliated	3,031	956	8,462
Foreign taxes withheld	—	(29,350)	—

Total income	48,889,188	132,697,106	25,030,912

Expenses
Investment advisory	5,225,607	13,833,972	2,976,240
Administration	—	—	686,825
Professional	230,734	508,044	121,957
Accounting services	106,243	226,868	67,369
Transfer agent	74,794	135,296	75,267
Custodian	73,370	234,168	47,135
Officer and Trustees	47,830	95,985	22,840
Printing	48,840	55,228	29,679
Registration	16,251	48,021	22,562
Offering	—	84,501	—
Reorganization costs	12,242	—	12,389
Miscellaneous	123,129	199,856	46,380

Total expenses excluding interest expense and income tax	5,959,040	15,421,939	4,108,643
Interest expense	873,500	6,535,894	439,173
Income tax	—	29,766	—

Total expenses	6,832,540	21,987,599	4,547,816
Less fees waived by the Manager	(36,575)	(1,346)	(7,583)

Total expenses after fees waived	6,795,965	21,986,253	4,540,233

Net investment income	42,093,223	110,710,853	20,490,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,396,127	(29,553,425)	1,168,254
Financial futures contracts	2,335,109	(11,019,014)	(7,949,761)
Foreign currency transactions	2,161,658	42,138,531	—
Options written	2,847,842	420,152	—
Swaps	(456,667)	1,546,629	(21,544)

	19,284,069	3,532,873	(6,803,051)

Net change in unrealized appreciation (depreciation) on:
Investments	(51,125,671)	(167,224,148)	(3,114,692)
Financial futures contracts	(1,657,158)	7,197,725	3,049,518
Foreign currency translations	(294,881)	(7,156,377)	—
Options written	(327,984)	—	—
Swaps	268,489	(2,121,612)	(595,170)
Borrowed bonds	—	—	(22,531)

	(53,137,205)	(169,304,412)	(682,875)

Net realized and unrealized loss	(33,853,136)	(165,771,539)	(7,485,926)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,240,087	$(55,060,686)	$13,004,753

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	57

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$42,093,223	$23,431,450
Net realized gain	19,284,069	3,252,163
Net change in unrealized appreciation (depreciation)	(53,137,205)	29,982,109

Net increase (decrease) in net assets resulting from operations	8,240,087	56,665,722

Distributions to Shareholders[1]
Net investment income	(47,657,688)	(24,499,913)
In excess of net investment income	(1,743,768)	—

Decrease in net assets resulting from distributions to shareholders	(49,401,456)	(24,499,913)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	399,906,769	—
Cost of shares redeemed	(1,775)	—

Net increase in net assets derived from capital transactions	399,904,994	—

Net Assets
Total increase (decrease) in net assets	358,743,625	32,165,809
Beginning of year	412,078,412	379,912,603

End of year	$770,822,037	$412,078,412

Undistributed net investment income (loss), end of year	$(17,798)	$2,988,893

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (HYT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$110,710,853	$105,249,090
Net realized gain	3,532,873	44,986,967
Net change in unrealized appreciation (depreciation)	(169,304,412)	31,821,600

Net increase (decrease) in net assets resulting from operations	(55,060,686)	182,057,657

Distributions to Shareholders From[1]
Net investment income	(123,054,879)	(101,824,719)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	1,178,342,562

Net Assets
Total increase (decrease) in net assets	(178,115,565)	1,258,575,500
Beginning of year	1,705,422,100	446,846,600

End of year	$1,527,306,535	$1,705,422,100

Undistributed net investment income (loss), end of year	$22,469,916	$1,526,183

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2015

Statements of Changes in Net Assets

	BlackRock Income Trust, Inc. (BKT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$20,490,679	$22,116,133
Net realized loss	(6,803,051)	(9,402,855)
Net change in unrealized appreciation (depreciation)	(682,875)	11,894,375

Net increase in net assets resulting from operations	13,004,753	24,607,653

Distributions to Shareholders From[1]
Net investment income	(25,321,248)	(27,623,179)

Net Assets
Total decrease in net assets	(12,316,495)	(3,015,526)
Beginning of year	464,932,513	467,948,039

End of year	$452,616,018	$464,932,513

Undistributed net investment income, end of year	$7,048,258	$9,245,640

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	59

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by (Used for) Operating Activities
Net increase (decrease) in net assets resulting from operations	$8,240,087	$(55,060,686)	$13,004,753
Proceeds from sales of long-term investments and principal paydowns	670,360,815 [2]	1,380,367,579	1,348,961,505
Purchases of long-term investments	(805,306,328)[2]	(1,322,278,322)	(1,297,785,745)
Net proceeds from sales of short-term securities	(7,392,683)[2]	3,602,081	—
Net purchases of short-term securities	—	—	(16,622,001)
(Increase) decrease in assets:
Cash Pledged:
Collateral — reverse repurchase agreements	(1,670,000)[2]	—	(993,000)
Collateral — OTC derivatives	(2,840,000)[2]	1,890,000	1,200,000
Financial futures contracts	(1,018,050)[2]	(2,356,390)	17,690
Centrally cleared swaps	598,885 [2]	(522,750)	10,000
Receivables:
Dividends	2,102 [2]	93,020	—
Interest	2,039,837 [2]	(271,643)	359,041
Swaps	(8,577)	(21,467)	564,166
Swap premiums paid	5,268	56,215	—
Variation margin receivable on financial futures contracts	(25,054)[2]	(1,193,120)	(248,338)
Variation margin receivable on centrally cleared swaps	(36,061)	—	20
Prepaid expenses	(3,589)	4,746	1,051
Other assets	(24,449)	—	(3,234)
Increase (decrease) in liabilities:
Cash received:
Collateral — reverse repurchase agreements	(3,952,000)[2]	—	—
Collateral — OTC derivatives	—	(1,100,000)	(1,290,000)
Payables:
Swaps	(10,589)	—	(16,464)
Administration fees	—	—	56,246
Interest expense	161,537	(39,363)	1,747
Investment advisory fees	417,226 [2]	1,026,189	242,763
Officer’s and Trustees’ fees	(15,689)[2]	17,408	605
Other affiliates	(109,641)[2]	(13,125)	(222,279)
Reorganization fees	(180,616)[2]	—	—
Other accrued expenses	5,324 [2]	157,600	4,454
Swap premiums received	(41,371)[2]	(317,456)	(27,814)
Variation margin payable on financial futures contracts	221,204	(155,423)	86,863
Variation margin payable on centrally cleared swaps	16,241	24,343	—
Amortization of premium and accretion of discount on investments	4,742,211	2,294,070	6,034,716
Premiums paid on closing options written	(4,550,254)	(889,580)	—
Premiums received from options written	9,653,028 [2]	1,309,730	—
Net realized (gain) loss on investments, options written, borrowed bonds and short sales	(13,763,513)	35,680,778	(9,173)
Net unrealized loss on investments, options written, swaps, borrowed bonds and foreign currency translations	51,575,628	176,353,995	3,732,252

Net cash provided by (used for) operating activities	(92,909,071)	218,658,429	57,059,824

[1] Consolidated Statement of Cash Flows.
[2] Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2015

Statements of Cash Flows (concluded)

Year Ended August 31, 2015	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	$(49,371,571)	$(122,989,585)	$(25,330,948)
Cash payments for offering costs	—	(113,640)	—
Payments on bank borrowings	—	(725,000,000)	—
Proceeds from bank borrowings	—	633,000,000	—
Increase (decrease) in bank overdraft	(160,571)[2]	(224,629)	2,413
Amortization of deferred offering costs	—	115,121	—
Net borrowing of reverse repurchase agreements	142,781,212	—	(31,731,289)

Net cash (provided by) used for financing activities	93,249,070	(215,212,733)	(57,059,824)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(23,890)	$1,843	$—

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	316,109	3,447,539	—
Cash and foreign currency at value at beginning of year	55,337 [3]	529,079	—

Cash and foreign currency at value at end of year	$371,446	$3,976,618	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$711,963	$6,460,136	$437,426

Non-Cash Financing Activities
Fair value of investments and derivative financial instruments acquired through reorganization	$587,550,335	—	—

Capital shares issued in reorganization	$399,906,040	—	—

[1] Consolidated Statement of Cash Flows.
[2] Includes assets and liabilities acquired in reorganization.
[3] Includes cash and foreign currency acquired in reorganization of $(173,734).

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	61

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,
	2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.24	$14.05		$15.21	$13.78	$14.19

Net investment income[1]	0.86	0.87		0.89	0.88	0.83
Net realized and unrealized gain (loss)	(0.73)	1.23		(1.11)	1.37	(0.36)

Net increase (decrease) from investment operations	0.13	2.10		(0.22)	2.25	0.47

Distributions:[2]
Net investment income	(1.04)	(0.91)		(0.94)	(0.82)	(0.88)
In excess of net investment income[3]	(0.04)	—		—	—	—

Total distributions	(1.08)	(0.91)		(0.94)	(0.82)	(0.88)

Net asset value, end of year	$14.29	$15.24		$14.05	$15.21	$13.78

Market price, end of year	$12.63	$13.64		$12.50	$15.41	$12.69

Total Return[4]
Based on net asset value	1.62%	16.09%	[5]	(1.42)%	17.06%	4.02%

Based on market price	0.35%	16.78%		(13.43)%	28.78%	(2.35)%

Ratio to Average Net Assets
Total expenses	0.95% [6]	1.06%	[6]	1.03%	0.95%	1.02%

Total expenses after fees waived and paid indirectly	0.95% [6]	1.02%	[6]	0.98%	0.94%	1.02%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.82% [6]	0.91%	[6]	0.86%	0.86%	0.93%

Net investment income	5.83%	5.94%		5.92%	6.13%	6.05%

Supplemental Data
Net assets, end of year (000)	$770,822	$412,078		$379,913	$411,136	$372,295

Borrowings outstanding, end of year (000)	$303,651	$168,301		$172,537	$182,679	$152,301

Portfolio turnover rate[7]	55%	82%		100%	290%	824%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Taxable distribution.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.

[6]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011

Portfolio turnover (excluding mortgage dollar roll transactions)	51%	48%	63%	237%	544%

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Year Ended August 31,
	2015[1]	2014[1]		2013[1]		2012[1]		2011

Per Share Operating Performance
Net asset value, beginning of year	$13.47	$12.62		$12.32		$11.49		$11.38

Net investment income[2]	0.87	0.98		1.00		1.04		1.06
Net realized and unrealized gain (loss)	(1.31)	0.91		0.41		0.83		0.05

Net increase (decrease) from investment operations	(0.44)	1.89		1.41		1.87		1.11

Distributions from net investment income[3]	(0.97)	(1.04)		(1.11)		(1.04)		(1.00)

Net asset value, end of year	$12.06 [4]	$13.47		$12.62		$12.32		$11.49

Market price, end of year	$9.97	$12.07		$11.37		$12.96		$11.21

Total Return[5]
Based on net asset value	(2.40)% [4]	16.21%		11.90%		17.14%		9.95%

Based on market price	(9.96)%	15.58%		(4.16)%		26.30%		9.09%

Ratio to Average Net Assets
Total expenses	1.37%	1.35%	[6]	1.54%	[7]	1.51%		1.41%

Total expenses after fees waived and paid indirectly	1.37%	1.35%	[6]	1.54%	[7]	1.51%		1.41%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.96%	0.98%	[6]	1.16%	[7,8]	1.19%	[9]	1.12%

Net investment income	6.88%	7.40%		7.83%		8.84%		8.80%

Supplemental Data
Net assets, end of year (000)	$1,527,307	$1,705,422		$446,847		$435,955		$405,697

Borrowings outstanding, end of year (000)	$631,000	$723,000		$191,000		$181,000		$130,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,419	$3,359		$3,340		$3,409		$4,121

Portfolio turnover rate	57%	64%		77%		61%		87%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.

[8]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.

[9]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	63

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,
	2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$7.27		$7.32		$7.94	$7.96	$7.76

Net investment income[1]	0.32		0.35		0.32	0.39	0.35
Net realized and unrealized gain (loss)	(0.11)		0.03		(0.46)	0.06	0.19

Net increase (decrease) from investment operations	0.21		0.38		(0.14)	0.45	0.54

Distributions from:[2]
Net investment income	(0.40)		(0.43)		(0.48)	(0.27)	(0.34)
Net realized gain	—		—		—	(0.20)	—

Total distributions	(0.40)		(0.43)		(0.48)	(0.47)	(0.34)

Net asset value, end of year	$7.08		$7.27		$7.32	$7.94	$7.96

Market price, end of year	$6.30		$6.42		$6.40	$7.63	$7.18

Total Return[3]
Based on net asset value	3.56%		6.05%		(1.45)%	6.24%	7.70%

Based on market price	4.35%		7.12%		(10.34)%	13.19%	8.47%

Ratios to Average Net Assets
Total expenses	0.99%	[4]	1.02%	[4]	1.00%	0.97%	1.06%

Total expenses after fees waived and paid indirectly	0.99%	[4]	1.02%	[4]	1.00%	0.97%	1.05%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%	[4]	0.96%	[4]	0.90%	0.90%	0.94%

Net investment income	4.48%		4.74%		4.18%	4.86%	4.43%

Supplemental Data
Net assets, end of year (000)	$452,616		$464,933		$467,948	$507,852	$508,765

Borrowings outstanding, end of year (000)	$173,695		$205,415		$148,344	$119,706	$233,676

Portfolio turnover rate[5]	191%		256%		358%	487%	899%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99% and 0.99% and 0.89% for the years ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

[5]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011

Portfolio turnover (excluding MDRs)	78%	125%	196%	230%	387%

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board and shareholders of BHK and the Board and shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA” or the “BHK Target Fund”) approved the reorganization of the BHK Target Fund into BHK pursuant to which BHK acquired substantially all of the assets and substantially all of the liabilities of the BHK Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of BHK. The purpose of the transaction was to combine two funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 10, 2014.

Each Common Shareholder of the BHK Target Fund received Common Shares of BHK in an amount equal to the aggregate net asset value of such Common Shareholder’s BHK Target Fund Common Shares, as determined at the close of business on November 7, 2014, less the costs of the BHK Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of shares of BHK in the following amount and at the following conversion ratio:

BHK Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BHK
BNA	34,456,370	0.78050585	26,893,279

BNA’s net assets and composition of net assets on November 7, 2014, the valuation date of the reorganization, was as follows:

BNA
Net assets	$399,906,040
Paid-in capital	$384,183,492
Distributions in excess of net investment income	$(65,119)
Accumulated net realized loss	$(14,090,276)
Net unrealized appreciation/depreciation	$29,877,943

For financial reporting purposes, assets received and shares issued by BHK were recorded at fair value. However, the cost basis of the investments received from the BHK Target Fund was carried forward to maintain ongoing reporting of BHK’s realized and unrealized gains and losses distributable to shareholders for tax purposes.

The net assets of BHK before the acquisition were $402,115,685. The aggregate net assets of BHK immediately after the acquisition amounted to $802,021,725. The following key components of BNA prior to the reorganization were as follows:

BHK Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments
BNA	$587,550,335	$557,681,213

In connection with the reorganization, BHK’s investment advisory fee was reduced by 5 basis points, from 0.55% of BHK’s average weekly net assets to 0.50% of BHK’s average weekly net assets as defined in Note 6. In addition to this reduction, BHK’s contractual investment advisory fee waiver of 0.03%, as a percentage of average weekly net assets, was discontinued in connection with the reorganization.

Assuming the acquisition had been completed on September 1, 2014, the beginning of the fiscal reporting period of BHK, the pro forma results of operations for the year ended August 31, 2015, are as follows:

ANNUAL REPORT	AUGUST 31, 2015	65

Notes to Financial Statements (continued)

•	Net investment income/loss: $46,563,761

•	Net realized and change in unrealized gain/loss on investments: $(39,413,545)

•	Net increase/decrease in net assets resulting from operations: $7,150,216

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the BHK Target Fund that have been included in BHK’s Statement of Operations since November 10, 2014.

Reorganization costs incurred in connection with the reorganization were expensed by BHK.

The Board and shareholders of HYT and the Board and shareholders of each of BlackRock Corporate High Yield Fund, Inc. (COY), BlackRock Corporate High Yield Fund III, Inc. (CYE), BlackRock Corporate High Yield Fund V, Inc. (HYV), BlackRock High Income Shares (HIS) and BlackRock High Yield Trust (BHY) (individually a “HYT Target Fund” and collectively the “HYT Target Funds”) approved the reorganizations of each HYT Target Fund into HYT pursuant to which HYT acquired substantially all of the assets and substantially all of the liabilities of each HYT Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of HYT. The purpose of these transactions was to combine six funds managed the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on November 18, 2013. On February 28, 2014, HYT changed its name from BlackRock Corporate High Yield Fund VI, Inc. to BlackRock Corporate High Yield Fund, Inc.

Each Common Shareholder of a HYT Target Fund received Common Shares of HYT in an amount equal to the aggregate net asset value of such Common Shareholders HYT Target Fund shares, as determined at the close of business on November 15, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of HYT in the following amounts and at the following conversion ratios:

HYT Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of HYT
COY	35,027,459	0.59633674	20,888,115
CYE	37,552,995	0.61218457	22,989,338
HYV	33,015,111	1.02665810	33,895,222
HIS	54,848,390	0.17536312	9,618,090
BHY	6,431,296	0.58941105	3,790,663

Each HYT Target’s net assets and composition of net assets on November 15, 2013, the valuation date of the reorganization, were as follows:

	Target Funds
	COY	CYE	HYV	HIS	BHY
Net assets	$269,933,969	$297,104,927	$438,025,175	$124,291,816	$48,986,675
Paid-in capital	$305,529,497	$325,149,382	$469,523,241	$151,358,421	$57,800,581
Distributions in excess of net investment income	$(1,185,651)	$(1,350,006)	$(1,971,210)	$(745,598)	$(176,691)
Accumulated net realized loss	$(41,042,210)	$(35,328,795)	$(45,260,726)	$(28,812,095)	$(11,055,877)
Net unrealized appreciation (depreciation)	$6,632,333	$8,634,346	$15,733,870	$2,500,088	$2,418,662

For financial reporting purposes, assets received and shares issued by HYT were recorded at fair value. However, the cost basis of the investments received from the HYT Target were carried forward to align ongoing reporting of HYT’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of HYT before the acquisition were $457,705,742. The aggregate net assets of HYT immediately after the acquisition amounted to $1,636,048,304. Each HYT Target’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

HYT Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments
COY	$390,967,349	$384,382,845
CYE	$426,116,528	$417,548,014
HYV	$635,374,976	$619,705,167
HIS	$168,353,486	$165,699,553
BHY	$69,538,358	$67,121,555

Assuming the acquisition had been completed on September 1, 2013 the beginning of the fiscal reporting period of HYT, the pro forma results of operations for the year ended August 31, 2014, are as follows:

•	Net investment income: $124,066,786

•	Net realized and change in unrealized gain/loss on investments: $114,665,188

•	Net increase/decrease in net assets resulting from operations: $238,731,974

66	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in HYT’s Consolidated Statement of Operations since November 18, 2013.

Reorganization costs incurred in connection with the reorganizations were expensed by HYT.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiaries”), which are wholly owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd., Osum Oil Sands Corp. and Seven Generations Energy Ltd. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of August 31, 2015 were $4,111,324, which is 0.3% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Trust’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

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Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Indemnifications: In the normal course of business, each Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

68	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative instruments has been included in the Schedules of Investments.

ANNUAL REPORT	AUGUST 31, 2015	69

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may subsequently have to reinvest the proceeds at lower interest rates. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Certain Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

70	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

Capital Trusts and Trust Preferred Securities: Certain Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred security, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Trusts to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests held by the Trusts are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of its investment policies.

When the Trusts purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Trusts to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with either of these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2015, the Trusts had no unfunded floating rate loan interests or bridge loan commitments.

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Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Trusts may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, TBA commitments may be entered into by the Trusts under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Typically, the Trusts are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Trusts are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Certain Trusts may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trusts to make future cash payments. As of August 31, 2015, the Trusts had outstanding commitments as follows:

	BHK	HYT
Commitments	$1,800,000	$93,426,000

These commitments are not included in the net assets of the Trusts as of August 31, 2015.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Trusts at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Trusts may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Trusts receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Trusts suffer a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Trusts would still be required to pay the full

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repurchase price. Further, the Trusts remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trusts would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trusts.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction, the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Trusts on an accrual basis. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If the Trusts suffer a loss on their investment of the transaction proceeds from a Treasury roll transaction, the Trusts would be required to pay the full repurchase price. Further, the Trusts remain subject to the risk that the market value of the Treasury securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Trusts would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

For the year ended August 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$312,290,984	0.28%
BKT	$192,250,899	0.23%
Borrowed bond agreements and reverse repurchase transactions are entered into by the Trusts under Master Repurchase Agreements (each, an “MRA”), which permit the Trusts, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trusts. With borrowed bond agreements and reverse repurchase transactions, typically the Trusts and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trusts receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trusts upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trusts are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of August 31, 2015, the following table is a summary of the Trusts’ open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$13,093,175	$(13,093,175)	—	—
BNP Paribas Securities Corp.	120,590,004	(120,590,004)	—	—
Credit Suisse Securities (USA) LLC	5,175,613	(5,175,613)	—	—
HSBC Securities (USA), Inc.	82,356,889	(82,356,889)	—	—
Merrill Lynch, Pierce, Fenner and Smith, Inc.	2,154,185	(2,154,185)
RBC Capital Markets, LLC	41,417,287	(41,417,287)	—	—
UBS Securities LLC	38,864,136	(38,864,136)	—	—

Total	$303,651,289	$(303,651,289)	—	—

[1]

Net collateral with a value of $313,832,537 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements (continued)

BKT
Counterparty	Borrowed Bonds Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged[3]	Net Exposure Due (to) /from Counterparty[3]
BNP Paribas Securities Corp	—	$(2,880,963)	—	$(2,880,963)	—	—	$2,880,963	—	$2,880,963	—
Credit Suisse Securities (USA) LLC	$847,000	(15,020,644)	$(889,687)	(15,063,331)	—	—	14,467,153	$596,178	15,063,331	—
HSBC Securities (USA) LLC	—	(155,793,773)	—	(155,793,773)	—	—	155,793,773	—	155,793,773	—

Total	$847,000	$(173,695,380)	$(889,687)	$(173,738,067)	—	—	$173,141,889	$596,178	$173,738,067	—

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,469 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value of $179,164,713 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security they do not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Trusts will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date.

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Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk and interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Trusts enter into swap agreements in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or

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Notes to Financial Statements (continued)

restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, the Trusts bear the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform, though the Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with their counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define their contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

76	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contacts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK and HYT. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

The following Trust’s investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of its average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.50%

Prior to November 10, 2014, BHK paid the manager an investment advisory fee at an annual rate 0.55%.

The following Trust’s investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of its average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYT	0.60%

The following Trust’s investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of its average net assets:

BKT	0.65%

BKT has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate of 0.15% of BKT’s average net assets.

The Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly managed assets. This voluntary waiver was discontinued in connection with BHK’s reorganization with BNA. For the year ended August 31, 2015, the Manager waived $33,047, which is included in fees waived by Manager in the Statements of Operations for BHK.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2015, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$3,528	$1,346	$7,583

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, which include the assets of the Taxable Subsidiaries.

ANNUAL REPORT	AUGUST 31, 2015	77

Notes to Financial Statements (continued)

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended August 31, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for HYT are $42,939.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities, were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$315,955,781	$1,302,558,128	$1,193,267,134
U.S. Government Securities	233,122,887	—	64,047,619

Total Purchases	$549,078,668	$1,302,558,128	$1,257,314,753

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities (includes paydowns)	$354,515,491	$1,365,971,834	$1,259,813,617
U.S. Government Securities	273,322,727	—	63,532,903

Total Sales	$627,838,218	$1,365,971,834	$1,323,346,520

For the year ended August 31, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	BHK	HYT	BKT
Purchases	$35,968,602	—	$741,932,664
Sales	$36,064,249	—	$742,363,363

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, securities in default, classification of investment, foreign currency transactions, non-deductible expenses, the expiration of capital loss carryforwards, income recognized from investments in partnerships, net paydown losses, distributions paid in excess of taxable income and dividends recognized for tax purposes were reclassified to the following accounts:

	BHK	HYT	BKT
Paid-in capital	$(1,756,010)	$(5,679,081)	$(12,389)
Undistributed net investment income	$4,366,661	$33,287,759	$2,633,187
Accumulated net realized loss	$(2,610,651)	$(27,608,678)	$(2,620,798)

The tax character of distributions paid was as follows:

		BHK	HYT	BKT
Ordinary income	8/31/15	$49,401,456	$123,054,879	$25,321,248
	8/31/14	$24,499,913	$101,824,719	$27,623,179

Total	8/31/15	$49,401,456	$123,054,879	$25,321,248

	8/31/14	$24,499,913	$101,824,719	$27,623,179

78	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYT	BKT
Undistributed ordinary income	—	$28,425,092	$7,197,097
Capital loss carryforwards	$(5,617,079)	(176,715,671)	(32,236,680)
Net unrealized gains (losses)[1]	15,278,064	(107,230,734)	(606,453)

Total	$9,660,985	$(255,521,313)	$(25,646,036)

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the realization for tax of unrealized gains investments in passive foreign investment companies, the investment in a wholly owned subsidiary, dividends recognized for tax purposes, the classification of investments and the deferral of compensation to trustees.

As of August 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHK	HYT	BKT
2016	—	$4,056,597	—
2017	$5,617,079	95,246,388	—
2018	—	55,665,607	—
No expiration date[2]	—	21,747,079	$32,236,680

Total	$5,617,079	$176,715,671	$32,236,680

[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2015, BHK utilized $13,581,071 of its capital loss carryforward.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYT	BKT
Tax cost	$1,053,437,797	$2,225,263,071	$674,704,861

Gross unrealized appreciation	$41,178,683	$33,326,201	$26,678,712
Gross unrealized depreciation	(27,166,572)	(143,151,848)	(24,904,362)

Net unrealized appreciation (depreciation)	$14,012,111	$(109,825,647)	$1,774,350

9. Bank Borrowings:

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of August 31, 2015, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment amount of $798,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, HYT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if HYT meets certain conditions. The fees associated with the agreement are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of August 31, 2015 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2015, the average amount of bank borrowings and the daily weighted average interest rate for HYT with loans under the revolving credit agreement were $696,756,164 and 0.94%, respectively.

10. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

ANNUAL REPORT	AUGUST 31, 2015	79

Notes to Financial Statements (concluded)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the year ended August 31, 2015, shares issued and outstanding increased by 26,893,279 due to the reorganization and remained constant for the year ended August 31, 2014 for BHK.

For the year ended August 31, 2015, shares issued and outstanding remained constant and increased by 91,181,428 due to the reorganization during the year ended August 31, 2014 for HYT.

For the years ended August 31, 2015 and August 31, 2014, shares issued and outstanding remained constant for BKT.

HYT filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 10,425,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above HYT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by HYT in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to HYT, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that HYT and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that HYT and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. HYT cannot predict the outcome of the lawsuit, or the effect, if any, on HYT’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by HYT but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $3,528,671.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on September 30, 2015 to shareholders of record on September 15, 2015:

Common Dividend Per Share
BHK	$0.0755
HYT	$0.0700
BKT	$0.0310

Additionally, the Trusts declared a net investment income dividend on October 1, 2015 payable to Common Shareholders of record on October 15, 2015 for the same amounts noted above except for BHK, which is $0.0710.

80	ANNUAL REPORT	AUGUST 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Income Trust, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust and BlackRock Income Trust, Inc. (collectively the “Funds”) as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Corporate High Yield Fund, Inc., (collectively with the Funds mentioned above, the “Trusts”) as of August 31, 2015, and the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust and BlackRock Income Trust, Inc., the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Corporate High Yield Fund, Inc., as of August 31, 2015, the consolidated results of its operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 26, 2015

ANNUAL REPORT	AUGUST 31, 2015	81

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended August 31, 2015

	Payable Dates	BHK	HYT	BKT
Interest-Related Dividends for Non-U.S. Residents[1]	September 2014 - January 2015	78.02%	73.04%	96.26%
	February 2015 - August 2015	78.32%	57.11%	98.32%
Qualified Dividend Income for Individuals[2]	September 2014 - January 2015	7.36%	3.78%	—
	February 2015 - August 2015	11.31%	4.45%	—
Dividends Qualifying for Dividends Received Deduction for Corporations[2]	September 2014 - January 2015	4.80%	3.64%	—
	February 2015 - August 2015	7.56%	3.14%	—
Federal Obligation Interest[3]	September 2013 - January 2014	4.36%	—	0.34%
	February 2015 - August 2015	4.23%	—	0.45%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]	The Trust hereby designates the percentage indicated above or the maximum amount allowable by law.
[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

82	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”) and BlackRock Income Trust, Inc. (“BKT” and together with BHK and HYT, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the

ANNUAL REPORT	AUGUST 31, 2015	83

Disclosure of Investment Advisory Agreements (continued)

investment performance of each Fund as compared with a peer group of funds as determined by Lipper1, as well as the investment performance of each of BHK and BKT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports, and with respect to HYT, registration statements in connection with HYT’s equity shelf program; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

84	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to BHK and BKT, the investment performance of each Fund as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BHK noted that for each of the one-, three- and five-year periods reported, BHK exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK.

The Board of HYT noted that for the one-, three- and five-year periods reported, HYT ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe.

The Board of BKT noted that for the one-, three- and five-year periods reported, BKT underperformed, underperformed and exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BKT. The Board of BKT and BlackRock reviewed and discussed the reasons for BKT’s underperformance during the one- and three-year periods. BKT’s Board was informed that, among other things, the primary detractors from performance during the one- and three-year periods were a significant underweight to agency pass-through securities and an overweight to agency collateralized mortgage obligations. The Board of BKT and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is

ANNUAL REPORT	AUGUST 31, 2015	85

Disclosure of Investment Advisory Agreements (concluded)

required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BHK noted that BHK’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of HYT noted that HYT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. HYT’s Board determined that HYT’s contractual management fee was appropriate in light of the median contractual management fee paid by the Fund’s Expense Peers.

The Board of BKT noted that BKT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of HYT noted that although HYT may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

86	ANNUAL REPORT	AUGUST 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2015	87

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011

Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.

				76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.

				109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007

Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

88	ANNUAL REPORT	AUGUST 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board of Trustees has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Trustees believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014

Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2015	89

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trust and Jonathan Diorio became a Vice President of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

90	ANNUAL REPORT	AUGUST 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee/director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Approved the Trustees as follows:

	Frank J. Fabozzi[1]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	45,311,563	3,647,261	0	45,238,329	3,720,495	0	45,320,662	3,638,162	0
BKT	48,335,865	9,753,066	0	48,292,044	9,796,887	0	48,244,903	9,844,028	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	45,237,905	3,720,919	0	45,281,628	3,677,196	0
BKT	48,300,145	9,788,786	0	48,196,617	9,892,314	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II
[2]	Class III
[3]	Class I

Approved the Trustees as follows:

		Votes For	Votes Withheld	Abstain
HYT	Michael J. Castellano	108,977,948	3,030,398	0
	Kathleen F. Feldstein	108,871,037	3,137,309	0
	R. Glenn Hubbard	108,936,526	3,071,820	0
	John M. Perlowski	108,940,339	3,068,007	0
	Richard E. Cavanagh	108,914,116	3,094,230	0
	James T. Flynn	108,873,401	3,134,945	0
	W. Carl Kester	108,952,797	3,055,549	0
	Karen P. Robards	108,933,666	3,074,680	0
	Frank J. Fabozzi	108,869,330	3,139,016	0
	Jerrold B. Harris	108,789,672	3,218,674	0
	Barbara G. Novick	108,927,085	3,081,261	0

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2015	91

Additional Information (continued)

General Information

BHK and BKT do not make available copies of their respective Statements of Additional Information because each of BHK and BKT’s shares are not continuously offered, which means that BHK and BKT’s respective Statements of Additional Information have not been updated after the completion of BHK and BKT’s respective offerings and the information contained in BHK and BKT’s Statements of Additional Information may have become outdated.

HYT’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

On December 5, 2014, the Board of HYT adopted the following non-fundamental investment policy change: “As a non-fundamental investment policy, the Trust may invest up to 25% of it’s total assets in corporate loans extended to borrowers by commercial banks or other financial institutions.” This investment policy change increased the percentage of total assets that HYT may invest in corporate loans from 15% to 25%. As a result of this investment policy change, corporate loans comprise a higher portion of HYT’s portfolio, which may increase the Trust’s exposure to corporate loans. Please see “Floating Rate Loan Interests” in Note 3 to the Notes to Financial Statements for additional information about corporate loans.

During the period, except as noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

92	ANNUAL REPORT	AUGUST 31, 2015

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

August 31, 2015
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BHK	$0.974519	$0.101481	$—	$1.076000	91%	9%	0%	100%
HYT	$0.934895	$—	$0.037105	$0.972000	96%	0%	4%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. Each Trust, other than HYT, has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

HYT has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus are not offers to sell HYT Common Shares or solicitations of an offer to buy HYT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about HYT, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of HYT carefully and in its entirety before investing. A copy of the final prospectus for HYT can be obtained from BlackRock at http://www.blackrock.com.

ANNUAL REPORT	AUGUST 31, 2015	93

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	ANNUAL REPORT	AUGUST 31, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$95,213	$75,963	$4,000	$0	$45,042	$92,240	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$45,042	$92,240

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2015.

(a)(1) The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2) As of August 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	14	30	16	0	1	4
	$26.02 Billion	$13.92 Billion	$6.84 Billion	$0	$0.32 Million	$566.3 Million
Mitchell Garfin	10	16	22	0	0	4
	$22.29 Billion	$11.17 Billion	$8.93 Billion	$0	$0	$566.3 Million
Derek Schoenhofen	6	12	21	0	0	4
	$19.34 Billion	$10.68 Billion	$8.39 Billion	$0	$0	$566.3 Million

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Garfin, Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$500,001 - $1,000,000
Mitchell Garfin	None
Derek Schoenhofen	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2015